                                      As filed via EDGAR with the Securities and

                                        Exchange Commission on February 27, 2004

                                                               File No. 811-7843
                                                      Registration No. 333-13317
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|

                         Pre-Effective Amendment No.                         |_|

                         Post-Effective Amendment No. 24                     |X|

                                       and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        | |

                                 Amendment No. 27                            |X|

                         -------------------------------
                               J.P.MORGAN MUTUAL
                               FUND SELECT GROUP
                       (formerly MUTUAL FUND SELECT GROUP)
               (Exact Name of Registrant as Specified in Charter)
                                 522 Fifth Avenue
                            New York, New York 10036
               --------------------------------------------------
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: 1-800-348-4782

                                   Copies to:

Judy R. Bartlett, Esq.                             John E. Baumgardner, Jr., Esq.
J.P. Morgan Fund Distributors, Inc.                Sullivan & Cromwell
522 Fifth Avenue                                   125 Broad Street
New York, New York 10036                           New York, New York 10004

----------------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

         [X]     Immediately upon filing pursuant to        [ ]     on (date) pursuant to
                 paragraph (b)                                      paragraph (b)
         [ ]     60 days after filing pursuant to           [ ]     on (date) pursuant to
                 paragraph (a)(1)                                   paragraph (a)(1) rule 485.
         [ ]     75 days after filing pursuant to           [ ]     on (date) pursuant to
                 paragraph (a)(2)                                   paragraph (a)(2) rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                -------------

JPMORGAN FUNDS


PROSPECTUS MARCH 1
2004


JPMORGAN TAX AWARE FUNDS

SELECT CLASS SHARES

Tax Aware Enhanced Income Fund
Tax Aware Large Cap Growth Fund
Tax Aware Large Cap Value Fund
Tax Aware Short-Intermediate Income Fund
Tax Aware U.S. Equity Fund

[JPMORGAN FLEMING LOGO]

Asset Management

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[JPMORGAN FLEMING LOGO]

Asset Management

CONTENTS


Tax Aware Enhanced Income Fund                                      1
Tax Aware Large Cap Growth Fund                                     7
Tax Aware Large Cap Value Fund                                     13
Tax Aware Short-Intermediate Income Fund                           19
Tax Aware U.S. Equity Fund                                         25
Tax Aware Investing                                                31
The Funds' Management and Administration                           32
How Your Account Works                                             34
    Buying Fund Shares                                             34
    Selling Fund Shares                                            35
    Exchanging Fund Shares                                         35
    Other Information Concerning The Funds                         36
    Distributions and Taxes                                        36
Income Investments                                                 38
Risk and Reward Elements                                           40
Financial Highlights                                               46
How To Reach Us                                            BACK COVER

JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-45.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal circumstances the Fund's duration will be no longer than 1.5 years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). The Fund seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or unrated but deemed by the adviser to be of comparable quality, at the time of purchase, including at least 75% in securities rated A or better.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.


In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities and duration management.


The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to

                                                         PROSPECTUS MARCH 1 2004

help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT STOCK FUNDS

-  WANT TO EMPHASIZE AFTER TAX RETURN

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

-  ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad-based securities market index and the Lipper Short-Intermediate Investment Grade Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than shown.

[CHART]

YEAR-BY-YEAR RETURNS*, (1)

2000    4.91%
2001    4.41%
2002    1.91%
2003    1.17%


BEST QUARTER 4th QUARTER, 2000                  1.67%
WORST QUARTER 4th QUARTER, 2003                 0.00%



* The performance in the table for the period before Select Class Shares were launched on 5/6/99, are based on the performance of Institutional Class Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*, (1)



                                                                     PAST 1 YEAR     LIFE OF THE FUND
-----------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                         1.17                 3.08
Return After Taxes on Distributions                                         0.94                 2.80
Return After Taxes on Distributions and Sale of Fund Shares                 1.08                 2.79
-----------------------------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                         1.15                 3.61
-----------------------------------------------------------------------------------------------------

LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                           3.84                 6.01


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   See footnote on previous page.

(1) The Fund commenced operations on 4/16/99.

^ Performance for the indexes is from 4/30/99. Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                                  0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                   NONE
SHAREHOLDER SERVICE FEES                                                                         0.25
OTHER EXPENSES (1)                                                                               0.19
-----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                  0.69
FEE WAIVERS AND EXPENSE REIMBURSEMENTS (2)                                                      (0.19)
-----------------------------------------------------------------------------------------------------
NET EXPENSES (2)                                                                                 0.50



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  51         202         365          841

JPMORGAN TAX AWARE LARGE CAP GROWTH FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 38-45.

THE FUND'S OBJECTIVE
The Fund seeks to provide long term capital growth while minimizing taxable capital gain distributions from a portfolio of large cap equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund may also invest in asset-backed and mortgage-backed securities.

JPMIM, the Fund's adviser, will try to identify high quality large companies with above-average earnings growth, favorable earnings prospects, seasoned management and leadership positions in their industries. The Fund will sell a stock if the adviser feels that the issuer no longer meets the growth criteria listed above or if it believes that more attractive opportunities are available.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. However, the dividend income earned by the Fund will be taxed as ordinary income and that are not qualified dividend income.


Although the Fund intends to invest primarily in equity securities, under normal circumstances, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rate.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks using the research and valuation rankings as a basis. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of the shares will fluctuate in response to movements in the market. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-  WANT TO ADD AN INVESTMENT THAT SEEKS CAPITAL GROWTH

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES LONG-TERM CAPITAL GROWTH FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Growth Index, broad-based securities market indexes, and the Lipper Large-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*, (1)

1994     2.47%
1995    33.18%
1996    14.45%
1997    32.87%
1998    40.85%
1999    37.33%
2000   -24.72%
2001   -17.55%
2002   -27.04%
2003    21.26%

BEST QUARTER 4th QUARTER, 1998                   25.96%
WORST QUARTER 2nd QUARTER, 1994                 -18.91%

* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                   21.26%          (5.49%)          8.22%
Return After Taxes on Distributions                                   21.20%          (7.62%)           N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares           13.88%          (4.69%)           N/A(1)
------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R)GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   29.75%          (5.11%)          9.21%
------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     26.97%          (5.53%)          7.77%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS SHARES ASSETS)


MANAGEMENT FEES                                                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                                                          NONE
SHAREHOLDER SERVICE FEES                                                                                0.25
OTHER EXPENSES (1)                                                                                      0.22
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                         0.87
FEE WAIVERS AND EXPENSE REIMBURSEMENTS (2)                                                             (0.02)
------------------------------------------------------------------------------------------------------------
NET EXPENSES (2)                                                                                        0.85



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  87         276         480        1,071

JPMORGAN TAX AWARE LARGE CAP VALUE FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 38-45.

THE FUND'S OBJECTIVE
The Fund seeks to provide income and capital appreciation while minimizing taxable capital gain distributions from a portfolio of large cap equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The companies the Fund chooses typically have a large number of publicly held shares and high trading volumes.

The Fund may also invest in asset-backed and mortgage-backed securities.

JPMIM, the Fund's adviser, will try to identify companies which are determined to be undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. However, the dividend income earned by the Fund will be taxed as ordinary income. Shareholders will also pay taxes when they sell shares of the Fund at a gain and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and disciplined portfolio construction methods.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


- value characteristics such as price to book, price to earnings and price to cash flow


-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of the shares will fluctuate in response to movements in the market. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.


WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-  WANT TO ADD AN INVESTMENT THAT SEEKS INCOME AND CAPITAL APPRECIATION

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES CAPITAL APPRECIATION FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Equity Income Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*, (1)

1994    -3.60%
1995    32.61%
1996    22.48%
1997    31.27%
1998    11.88%
1999     2.55%
2000    -2.29%
2001   -12.29%
2002   -16.99%
2003    26.22%

BEST QUARTER 4th QUARTER, 1998                   16.85%
WORST QUARTER 3rd QUARTER, 2002                 -16.59%

* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*, (1)



                                                                PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                    26.22           (1.64)             7.79
Return After Taxes on Distributions                                    25.91           (3.09)              N/A(2)
Return After Taxes on Distributions and Sale of Fund Shares            17.37           (2.02)              N/A(2)
--------------------------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    30.03             3.56            11.87
--------------------------------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      25.84             2.22             9.19


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS SHARES ASSETS)

MANAGEMENT FEES                                                                 0.40
DISTRIBUTION (RULE 12b-1) FEES                                                  NONE
SHAREHOLDER SERVICE FEES                                                        0.25
OTHER EXPENSES (1)                                                              0.20
------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES (2)                                             0.85


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 2/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                          1 YEAR     3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  87         271       471       1,049

JPMORGAN TAX AWARE SHORT-INTERMEDIATE INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 38-45.

THE FUND'S OBJECTIVE
The Fund seeks to maximize after-tax income from a portfolio of tax-exempt and taxable securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 80% of the value of its Assets in debt investments. "Assets" means net assets plus the amount of borrowings for investment purposes.


The Fund invests in municipal securities that the adviser, JPMIM, believes have the potential to provide high current income that is exempt from federal income tax and consistent with principal preservation. The Fund also may invest in taxable debt securities, including but not limited to, asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser believes have the potential to provide high after tax current income.

Under normal market conditions the Fund's duration will range between 1.5 and
3.75 years, similar to that of the Lehman 1-5 Year Municipal Bond Index (currently 2.8 years). The average dollar weighted maturity of the Fund's portfolio will be between one and five years.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund intends to invest at least 50% of its Assets in tax exempt securities. It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.


Up to 25% of the Fund's total Assets may be invested in foreign securities. At least 90% of total Assets must be invested in securities that, at the time of purchase, are rated as investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or unrated but are deemed by the adviser to be of comparable quality. No more than 10% of total Assets may be invested in securities rated B or BB.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security with a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY.

INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The adviser closely monitors the Fund's duration and makes tactical adjustments as necessary.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.


The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER TERM BOND FUNDS

-  WANT TO EMPHASIZE AFTER TAX RETURN

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

-  ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's shares for the past one calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Lehman 1-5 year Municipal Bond Index, a broad-based securities market index, and the Lipper Short-Intermediate Municipal Debt Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURN (1)


2003    2.14%


BEST QUARTER 2nd QUARTER, 2003                   1.36%
WORST QUARTER 4th QUARTER, 2003                 -0.07%



(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2003 (1)



                                                                                  PAST 1 YEAR     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                                      2.14             2.61
Return After Taxes on Distributions                                                      1.96             2.42
Return After Taxes on Distributions and Sale of Fund Shares                              1.96             2.35
--------------------------------------------------------------------------------------------------------------
LEHMAN 1-5 YEAR MUNICIPAL BOND INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                      2.63             2.63
--------------------------------------------------------------------------------------------------------------
LIPPER SHORT-INTERMEDIATE MUNICIPAL DEBT FUNDS INDEX^
(Reflects No Deduction for Taxes)                                                        3.70             3.70



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 12/20/02.

^ Performance for the indexes is from 12/31/02. Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                                                           0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                            NONE
SHAREHOLDER SERVICE FEES                                                                                  0.25
--------------------------------------------------------------------------------------------------------------
OTHER EXPENSES (1)                                                                                        0.22
TOTAL ANNUAL OPERATING EXPENSES                                                                           0.72
FEE WAIVERS AND EXPENSE REIMBURSEMENTS (2)                                                               (0.17)
--------------------------------------------------------------------------------------------------------------
NET EXPENSES (2)                                                                                          0.55



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.55% of its average daily net assets through 02/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-  $10,000 initial investment,

-  5% return each year, and


- net expenses through 02/28/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  56         213         384          879

JPMORGAN TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY
FOR A MORE DETAILED DISCUSSION OF THE FUND'S MAIN RISKS, PLEASE SEE PAGES 38-45.

THE FUND'S OBJECTIVE
THE FUND'S GOAL IS TO PROVIDE HIGH AFTER TAX TOTAL RETURN FROM A PORTFOLIO OF SELECTED EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.


Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.


The Fund may also invest in asset-backed and mortgage-related securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING


HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS AND THE IMPLEMENTATION OF THE TAX AWARE STRATEGY


INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securites, according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk


-  temporary mispricings caused by market overreactions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.


The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-  WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
   PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS (1)

1997    30.32%
1998    31.18%
1999    18.31%
2000    -5.15%
2001   -10.67%
2002   -23.65%
2003    24.76%

BEST QUARTER 4th QUARTER, 1998                  21.64%
WORST QUARTER 3rd QUARTER, 2002                -16.64%

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003(1)



                                                                     PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
----------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                        24.76           (0.92)           7.38
Return After Taxes on Distributions                                        24.61           (1.11)           7.17
Return After Taxes on Distributions and Sale of Fund Shares                16.27           (0.88)           6.32
----------------------------------------------------------------------------------------------------------------
S&P500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        28.68           (0.57)           7.57
----------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAPCORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                          24.81           (1.08)           6.50


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



(1) The Fund commenced operations on 12/18/96.

^ Performance for the indexes is from 12/31/96. Investors cannot invest directly in an index.



INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                          0.45

DISTRIBUTION (RULE 12b-1) FEES                                                           NONE

SHAREHOLDER SERVICE FEES                                                                 0.25

OTHER EXPENSES(1)                                                                        0.23
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                          0.93

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                               (0.09)
---------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                          0.84




(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.84% of its average daily net assets through 3/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and

- net expenses through 3/31/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR       3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)                 86           278          497         1,126

TAX AWARE INVESTING

TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). In addition, the Tax Aware Large Cap Value Fund, however, seeks to generate dividend income, which will be taxed as ordinary income. Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

- employing a long-term approach to investing;

- attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

For the Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund and Tax Aware U.S. Equity Fund:

- investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and

- in selling appreciated stocks, selecting the most tax-favored share lots.

For the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income
Fund:

- investing in municipal securities, the interest from which is exempt from federal income tax.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.


An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund has to sell portfolio securities in order to satisfy redemptions.


Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund are series of J.P. Morgan Mutual Fund Select Group, a Massachusetts business trust. The Tax Aware Short-Intermediate Income Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trusts are governed by the same trustees. The trustees are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 10/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:


FUND                                                    %
TAX AWARE ENHANCED
INCOME FUND                                          0.21
---------------------------------------------------------
TAX AWARE LARGE CAP
GROWTH FUND                                          0.40
---------------------------------------------------------
TAX AWARE LARGE CAP
VALUE FUND                                           0.40
---------------------------------------------------------
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND                                          0.21
---------------------------------------------------------
TAX AWARE
U.S. EQUITY FUND                                     0.45


THE PORTFOLIO MANAGERS TAX AWARE ENHANCED INCOME FUND
The Fund is managed by a team of individuals at JPMIM.

TAX AWARE LARGE CAP GROWTH FUND

The portfolio management team is led by Peter E. Miller, Managing Director of the adviser, and Peter Zuleba, Vice President of the adviser. Messrs. Miller and Zuleba have been employed with the adviser or one of its affiliates since 1989 and are portfolio managers in the Private Banking Group.


TAX AWARE LARGE CAP VALUE FUND

The portfolio management team is led by Robert Jacob, Vice President of the adviser and CFA, and Brian Green, Vice President of the adviser and CFA. Mr. Jacob has been employed with the adviser or one of its affiliates since 1995. Mr. Green has been employed with the adviser or one of its affiliates since 1994. Messrs. Jacob and Green manage equity and balanced portfolios in the Private Client Group.

TAX AWARE SHORT-INTERMEDIATE INCOME FUND
The Fund is managed by a team of individuals at JPMIM.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by Terry E. Banet, Managing Director, and Louise Sclafani, Managing Director. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trusts on behalf of the Funds have entered into the Funds' shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Select Class Shares held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to those entities for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market prices but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate.

Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order.

You can buy shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your investment representative or financial service firm which Funds you want to buy and he or she will contact us. Your investment representative or financial service firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives or financial service firms charge a single fee that covers all services. Your investment representative must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. Your investment representative or financial service firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete an application form and mail it along with a check for the amount you want to invest to:


JPMORGAN FUNDS SERVICE CENTER

P.O. BOX 219392
KANSAS CITY, MO 64121-9392


The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if JPMorgan Funds Service Center receives your order by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order may be canceled. Any funds received in connection with late orders will be invested on the following business day.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services agents to their customers. In addition to this fee any of JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

GENERAL
Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer

Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. The fund may not be able to establish an account if the person does not provide the necessary information. In addition, the fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If the fund is unable to verify the person's identity after an account is established, the fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares - General.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificates for Select Class Shares.


MINIMUM INVESTMENTS

Investors must buy a minimum $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of these and other Funds without regard to this minimum.


SELLING FUND SHARES

When you sell your shares, you will receive the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must accept your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in one of two ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRMS
Tell your investment representative or financial service firm which Funds you want to sell. Your investment representative or financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. They will send all necessary documents to the JPMorgan Funds Service Center. Your investment representative or financial service firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER Call 1-800-348-4782. We will send you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

ABUSIVE TRADING
The Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund and Tax Aware U.S. Equity Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. These Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of one of these Funds, or exchanges between one of these Funds and other Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice. You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Tax Aware Large Cap Growth Fund and Tax Aware U.S. Equity Fund typically pay dividends quarterly.

Tax Aware Enhanced Income Fund, Tax Aware Large Cap Value Fund and Tax Aware Short-Intermediate Fund typically declare dividends daily and pay them monthly. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:


- reinvest all distributions in additional Fund shares without a sales charge;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. It is unlikely that dividends from the Tax Aware Enhanced Income Fund will qualify to any significant extent for designation as qualified dividend income. Dividends of tax-exempt interest income pay by Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

JPMORGAN TAX AWARE FUNDS



                                                              /X/  Permitted
                                                              / /  Not Permitted


INCOME INVESTMENTS

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund.In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.


                                                                                                    TAX AWARE         TAX AWARE
                                                                                                    ENHANCED     SHORT-INTERMEDIATE
                                                        PRINCIPAL TYPES OF RISK                    INCOME FUND       INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Interests in a stream of        credit, interest rate, market,                /X/                /X/
payments from specific assets, such as auto or credit   prepayment
card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit,    credit, currency, liquidity, political        /X/(1)             /X/(1)
time deposits and bankers acceptances of domestic and
foreign issuers.

COMMERCIAL PAPER Unsecured short-term debt issued       credit, currency, interest rate,              /X/(1)             /X/(1)
by domestic and foreign banks or corporations. These    liquidity, market, political
securities are usually discounted and are rated by
S&P, Moody's or another nationally recognized
statistical ratings organization.

CONVERTIBLE SECURITIES Domestic and foreign debt        credit, currency, interest rate,              /X/(1)             /X/(1)
securities that can be converted into equity            liquidity, market, political,
securities at a future time and price.                  valuation

CORPORATE BONDS Debt securities of domestic and         credit, currency, interest rate,              /X/(1)             /X/(1)
foreign industrial, utility, banking and other          liquidity, market, political,
financial institutions.                                 valuation

MORTGAGES (DIRECTLY HELD) Domestic debt instrument      credit, environmental, extension,             /X/                /X/
which gives the lender a lien on property as security   interest rate liquidity, market,
for the loan payment.                                   natural event, political, prepayment,
                                                        valuation

MORTGAGE-BACKED SECURITIES Domestic and foreign         credit, currency, extension, interest         /X/(1)             /X/(1)
securities (such as Federal Home Loan Banks, Freddie    rate, leverage, market, political,
Macs, Fannie Maes)which represent interests in pools    prepayment
of mortgages, whereby the principal and interest paid
every month is passed through to the holder of the
securities.

MORTGAGE DOLLAR-ROLLS The sale of domestic and          credit, currency, extension, interest         /X/(1)(2)          /X/(1)(2)
foreign mortgage-backed securities with the promise     rate, leverage, liquidity, market,
to purchase similar securities at a later date.         political, repayment
Segregated liquid assets are used to offset leverage
risk.

PARTICIPATION INTERESTS Interests that represent a      credit, currency, extension, interest         /X/                /X/
share of bank debt or similar securities or             rate, liquidity, political, prepayment
obligations.

PRIVATE PLACEMENTS Bonds or other investments that      credit, interest rate, liquidity,             /X/                /X/
are sold directly to an institutional investor.         market, valuation

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS         credit, interest rate, liquidity,             /X/                /X/
Securities of issuers that invest in real estate or     market,  natural event, prepayment,
are secured by real estate.                             valuation

REPURCHASE AGREEMENTS Contracts whereby the Fund        credit                                        /X/                /X/
agrees to purchase a security and resell it to .the
seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the     credit, leverage                              /X/(2)             /X/(2)
Fund sells a security and agrees to repurchase it
from the buyer on a particular date and at a specific
price.  Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS AND DEBT OF                 credit, currency, interest rate,              /X/(1)             /X/(1)
SUPRANATIONAL ORGANIZATIONS Dollar-or                   market, political
non-dollar-denominated securities issued by foreign

SWAPS Contractual agreement whereby a party agrees to   credit, currency, interest rate,              /X/(1)             /X/(1)
exchange periodic payments with a counterparty.         leverage, market, political, valuation
Segregated liquid assets are used to offset leverage
risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally   credit, interest rate, market,                /X/                /X/
issued as general obligation and revenue bonds, whose   natural event, political
interest is exempt from federal taxation and state
and/or local taxes in the state where the securities
were issued.

U.S. GOVERNMENT securities Debt instruments (Treasury   interest rate                                 /X/                /X/
bills, notes and bonds) guaranteed by the
U.S. government for the timely payment of principal
and interest.

ZERO-COUPON, PAY-IN-KIND AND DEFERRED PAYMENT           credit, currency, interest rate,              /X/(1)             /X/(1)
SECURITIES Domestic and foreign securities offering     liquidity, market, political,
non-cash or delayed-cash payment. Their prices are      valuation
typically more volatile than those of some other debt
instruments and involve certain special tax
considerations.


RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending mortgage dollar- rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 331/3% of the Fund's total assets.

                                      38/39

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                         AND REWARD
MANAGEMENT CHOICES

- A Fund could underperform its            - A Fund could outperform its benchmark   - The adviser focuses its active
  benchmark due to its securities and        due to these same choices                 management on securities selection,
  asset allocation choices                                                             the area where it believes its
                                                                                       commitment to research can most
                                                                                       enhance returns

MARKET CONDITIONS
TAX AWARE LARGE CAP GROWTH,
TAX AWARE LARGE CAP VALUE AND
TAX AWARE U.S. EQUITY FUNDS

- A Fund's share price and performance     - Stocks have generally outperformed      - Under normal circumstances the Funds
  will fluctuate in response to stock        more stable investments (such as bonds    plan to remain fully invested, in
  market movements                           and cash equivalents) over the long       accordance with their policies. Equity
                                             term                                      investments may include U.S. and
                                                                                       foreign common stocks, convertible
- Adverse market conditions may from                                                   securities, preferred stocks,
  time to time cause the Funds to take                                                 depositary receipts (such as ADRs and
  temporary defensive positions that are                                               EDRs), trust or partnership interests,
  inconsistent with their principal                                                    warrant rights and investment company
  investment strategies and may hinder                                                 securities. The Funds may invest
  the Funds from achieving its                                                         uninvested cash in affiliated money
  investment objective                                                                 market funds

                                                                                     - The Funds seek to limit risk through
                                                                                       active management and diversification

                                                                                     - During severe market downturns, the
                                                                                       Funds have the option of investing up
                                                                                       to 100% of their assets in
                                                                                       investment-grade short-term securities

                                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                         AND REWARD
TAX AWARE SHORT-INTERMEDIATE
INCOME AND TAX AWARE
ENHANCED INCOME FUNDS

- A Fund's share price, yield, and total   - Bonds have generally outperformed       - Under normal circumstances the Funds
  return will fluctuate in response to       money market investments over the long    plan to remain fully invested in bonds
  bond market movements                      term with less risk than stocks           and other fixed income securities. The
                                                                                       Funds may invest uninvested cash in
- The value of most bonds will fall when   - Most bonds will rise in value when        affiliated money market funds
  interest rates rise; the longer a          interest rates fall
  bond's maturity and the lower its                                                  - The Funds seek to limit risk and
  credit quality, the more its value       - Mortgage-backed and asset-backed          enhance after tax yields through
  typically falls                            securities can offer attractive           careful management, sector
                                             returns                                   allocation,individual securities
- Adverse market conditions may from                                                   selection .and duration management
  time to time cause the Funds to take
  temporary defensive positions that are                                             - During severe market downturns,the
  inconsistent with its principal                                                      Funds have the option of investing up
  investment strategies and may hinder                                                 to 100% of their assets in high
  the Funds from achieving their                                                       quality short-term instruments
  investment objective
                                                                                     - The adviser .monitors interest rate
- Mortgage-backed and asset-backed                                                     trends,as well as geographic and
  securities (securities representing an                                               demographic information related to
  interest in, or secured by, a pool of                                                mortgage-backed securities and
  mortgages or other assets such as                                                    mortgage prepayments
  receivables) could generate capital
  losses or periods of low yields if
  they are paid off substantially
  earlier or later than anticipated

                                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                         AND REWARD
FOREIGN CURRENCIES

- Currency exchange rate movements could   - Favorable exchange rate movements       - The Funds actively manage the currency
  reduce gains or create losses              could generate gains or reduce losses     exposure of its foreign investments
                                                                                       and may hedge a portion of their
- Currency risks tend to be higher in                                                  foreign currency exposure into the
  emerging markets                                                                     U.S. dollar or other currencies which
                                                                                       the advisers deem more attractive (see
                                                                                       also "Derivatives")

SECURITIES LENDING

- When a Fund lends a security, there is   - A Fund may enhance income through the   - The adviser maintains a list of
  a risk that the loaned securities may      investment of the collateral received     approved borrowers
  not be returned if the borrower or the     from the borrower
  lending agent defaults                                                             - A Fund receives collateral equal to at
                                                                                       least 100%of the current value of
- The collateral will be subject to the                                                securities loaned plus accrued
  risks of the securities in which it is                                               interest
  invested
                                                                                     - The lending agents indemnify a Fund
                                                                                       against borrower default

                                                                                     - The adviser's collateral invest- ment
                                                                                       guidelines limit the qual- ity and
                                                                                       duration of collateral investment to
                                                                                       minimize losses

                                                                                     - Upon recall,the borrower must return
                                                                                       the securities loaned within the
                                                                                       normal settlement period

                                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                         AND REWARD

CREDIT QUALITY - TAX AWARE
SHORT-INTERMEDIATE INCOME AND
TAX AWARE ENHANCED INCOME FUNDS

- The default of an issuer would leave     - Investment-grade bonds have a lower     - The Funds maintain their own policies
  the Funds with unpaid interest or          risk of default                           for balancing credit quality against
  principal                                                                            potential yields and gains in light of
                                                                                       its investment goals

                                                                                     - The adviser develops its own ratings
                                                                                       of unrated securities and make a
                                                                                       credit quality determination for
                                                                                       unrated securities

FOREIGN INVESTMENTS -
TAX AWARE LARGE CAP GROWTH,
TAX AWARE LARGE CAP VALUE AND
TAX AWARE U.S. EQUITY FUNDS

- Currency exchange rate movements could   - Favorable exchange rate movements       - Each Fund anticipates that its total
  reduce gains or create losses              could generate gains or reduce losses     foreign investments will not exceed
                                                                                       20% of total assets
- The Funds could lose money because of    - Foreign investments, which represent a
  foreign government actions, political      major portion of the world's            - Each Fund actively manages the
  instability, or lack of adequate and       securities, offer attractive potential    currency exposure of its foreign
  accurate information                       performance and opportunities for         investments relative to its benchmark
                                             diversification                           and may hedge back into the U.S.
                                                                                       dollar from time to time (see also
                                                                                       "Derivatives")

TAX AWARE SHORT-INTERMEDIATE
INCOME AND TAX AWARE
ENHANCED INCOME FUNDS

- The Funds could lose money because of    - Foreign bonds, which represent a major  - Foreign bonds may be a significant
  foreign government actions, political      portion of the world's fixed income       investment (up to 25% of total assets)
  instability, or lack of adequate and       securities, offer attractive potential    for the Funds
  accurate information                       performance and opportunities for
                                             diversification                         - To the extent that the Funds invest in
- Currency exchange rate movements could                                               foreign bonds, they will hedge their
  reduce gains or create losses            - Favorable exchange rate movements         currency exposure into the U.S. dollar
                                             could generate gains or reduce losses     (see also "Derivatives")

                                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                         AND REWARD
----------------------------------------   ---------------------------------------   ------------------------------------------
DERIVATIVES

- Derivatives such as futures, options,    - Hedges that correlate well with         - The Funds use derivatives, such as
  swaps and forward foreign currency         underlying positions can reduce or        futures, options, swaps, and forward
  contracts(1) that are used for hedging     eliminate losses at low cost              foreign currency contracts, for
  the portfolio or specific securities                                                 hedging and tax and risk management
  may not fully offset the underlying      - A Fund could make money and protect       purposes (i.e., to establish or adjust
  positions and this could result in         against losses if the investment          exposure to particular securities,
  losses to a Fund that would not have       analysis proves correct                   markets or currencies)
  otherwise occurred
                                           - Derivatives that involve leverage       - The Funds only establish hedges that
- Derivatives used for risk management       could generate substantial gains at       they expect will be highly correlated
  may not have the intended effects and      low cost                                  with underlying positions
  may result in losses or missed
  opportunities                                                                      - While the Funds may use derivatives
                                                                                       that incidentally involve leverage,
- The counterparty to a derivatives                                                    they do not use them for the specific
  contract could default                                                               purpose of leveraging their
                                                                                       portfolios
- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

2004 PROSPECTUS MARCH 1

RISK AND REWARD ELEMENTS


POTENTIAL RISKS                            POTENTIAL REWARDS                         POLICIES TO BALANCE RISK
                                                                                     AND REWARD
----------------------------------------   ----------------------------------------  ----------------------------------------
ILLIQUID HOLDINGS

-  A Fund could have difficulty valuing    -  These holdings may offer more          -  No Fund may invest more than 15% of
   these holdings precisely                   attractive yields or potential growth     its net assets in illiquid holdings
                                              than comparable widely traded
                                              securities
-  A Fund could be unable to sell these                                              -  To maintain adequate liquidity, each
   holdings at the time or price it                                                     Fund may hold investment-grade
   desires                                                                              short-term instruments and may borrow
                                                                                        (including repurchase agreements)
                                                                                        from banks up to 331/3% of the value
                                                                                        of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before      -  A Fund can take advantage of           -  Each Fund segregates liquid assets to
   issue or for delayed delivery, it          attractive transaction opportunities      offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise a         -  A Fund could realize gains in a short  -  The Funds will generally avoid
   Fund's brokerage and related costs         period of time                            short-term trading except to take
                                                                                        advantage of attractive or unexpected
-  Increased short-term capital gains      -  A Fund could protect against losses       opportunities or to meet demands
   distributions could raise                  if a stock is overvalued and its          generated by shareholder
   shareholders' income tax liability         value later falls                         activity

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.



SELECT CLASS SHARES


                                                           PER SHARE OPERATING PERFORMANCE:
                                     -----------------------------------------------------------------------
                                                                  INCOME FROM INVESTMENT OPERATIONS:
                                                     -------------------------------------------------------
                                                                                NET GAINS
                                                                             OR LOSSES ON
                                            NET ASSET               NET        SECURITIES
                                               VALUE,        INVESTMENT             (BOTH         TOTAL FROM
                                            BEGINNING            INCOME      REALIZED AND         INVESTMENT
                                            OF PERIOD            (LOSS)       UNREALIZED)         OPERATIONS
TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                  $          10.08              0.17             (0.02)              0.15
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                  $          10.11              0.20             (0.02)              0.18
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01^^                $           9.95              0.36              0.16               0.52
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00^^                $           9.95              0.40                --               0.40
------------------------------------------------------------------------------------------------------------
5/6/99* Through 10/31/99^^           $          10.00              0.20             (0.05)              0.15
------------------------------------------------------------------------------------------------------------

TAX AWARE LARGE CAP
GROWTH FUND@+

Year Ended 10/31/03                  $          13.03              0.05              1.75               1.80
------------------------------------------------------------------------------------------------------------
1/1/02 Through 10/31/02**            $          17.39              0.04             (4.36)             (4.32)
------------------------------------------------------------------------------------------------------------
11/1/01 Through 12/31/01***          $          16.32              0.02              1.07               1.09
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                  $          42.93              0.04            (11.41)            (11.37)
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                  $          47.54              0.04             (0.07)             (0.03)
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                  $          37.36              0.30             13.66              13.96
------------------------------------------------------------------------------------------------------------

TAX AWARE LARGE CAP
VALUE FUND@@+

Year Ended 10/31/03                  $          16.01              0.26              2.64               2.90
------------------------------------------------------------------------------------------------------------
1/1/02 Through 10/31/02**            $          19.74              0.22             (3.74)             (3.52)
------------------------------------------------------------------------------------------------------------
11/1/01 Through 12/31/01***          $          18.44              0.03              1.30               1.33
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                  $          25.57              0.20             (5.41)             (5.21)
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                  $          27.53              0.21              1.40               1.61
------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                  $          28.89              0.65              1.69               2.34
------------------------------------------------------------------------------------------------------------

                                                 PER SHARE OPERATING PERFORMANCE:
                                     ----------------------------------------------------
                                                       LESS DISTRIBUTIONS:
                                     ----------------------------------------------------
                                            DIVIDENDS
                                             FROM NET     DISTRIBUTIONS
                                           INVESTMENT      FROM CAPITAL             TOTAL
                                               INCOME             GAINS     DISTRIBUTIONS
TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                              0.17                --              0.17
-----------------------------------------------------------------------------------------
Year Ended 10/31/02                              0.20              0.01              0.21
-----------------------------------------------------------------------------------------
Year Ended 10/31/01^^                            0.36                --              0.36
-----------------------------------------------------------------------------------------
Year Ended 10/31/00^^                            0.40                --              0.40
-----------------------------------------------------------------------------------------
5/6/99* Through 10/31/99^^                       0.20                --              0.20
-----------------------------------------------------------------------------------------

TAX AWARE LARGE CAP
GROWTH FUND@+

Year Ended 10/31/03                              0.04                --              0.04
-----------------------------------------------------------------------------------------
1/1/02 Through 10/31/02**                        0.04                --              0.04
-----------------------------------------------------------------------------------------
11/1/01 Through 12/31/01***                      0.02                --              0.02
-----------------------------------------------------------------------------------------
Year Ended 10/31/01                              0.04             15.20             15.24
-----------------------------------------------------------------------------------------
Year Ended 10/31/00                              0.03              4.55              4.58
-----------------------------------------------------------------------------------------
Year Ended 10/31/99                              0.30              3.48              3.78
-----------------------------------------------------------------------------------------

TAX AWARE LARGE CAP
VALUE FUND@@+

Year Ended 10/31/03                              0.26                --              0.26
-----------------------------------------------------------------------------------------
1/1/02 Through 10/31/02**                        0.21                --              0.21
-----------------------------------------------------------------------------------------
11/1/01 Through 12/31/01***                      0.03                --              0.03
-----------------------------------------------------------------------------------------
Year Ended 10/31/01                              0.19              1.73              1.92
-----------------------------------------------------------------------------------------
Year Ended 10/31/00                              0.17              3.40              3.57
-----------------------------------------------------------------------------------------
Year Ended 10/31/99                              0.67              3.03              3.70
-----------------------------------------------------------------------------------------

  @ Formerly JPMorgan Select Equity Fund
 @@ Formerly JPMorgan Select Equity Income Fund
  + On November 20, 1998, the Fund underwent a split of shares. Prior period has been restated to reflect the split.
  * Commencement of offering of class of shares.
 ** The fund changed its fiscal year end from December 31 to October 31.
*** The fund changed its fiscal year end from October 31 to December 31.
 ^^ On August 17, 2001, the class underwent a reverse split of shares. Prior periods have been restated to reflect the split (1 to 5).
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

                                      PER SHARE OPERATING PERFORMANCE:                   RATIOS/SUPPLEMENTAL DATA:
                                     ----------------------------------    -----------------------------------------------------
                                                                                                RATIOS TO AVERAGE NET ASSETS: #
                                                                                               ---------------------------------
                                                                                NET ASSETS,                                  NET
                                            NET ASSET                                END OF                           INVESTMENT
                                           VALUE, END            TOTAL               PERIOD               NET             INCOME
                                            OF PERIOD           RETURN (b)       (MILLIONS)          EXPENSES             (LOSS)
TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                  $          10.06              1.48%   $            444              0.50%              1.61%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02                  $          10.08              1.75%   $            278              0.50%              1.94%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01^^                $          10.11              5.47%   $            186              0.50%              3.51%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00^^                $           9.95              4.29%   $             37              0.50%              4.23%
--------------------------------------------------------------------------------------------------------------------------------
5/6/99* Through 10/31/99^^           $           9.95              1.29%   $             28              0.50%              3.75%
--------------------------------------------------------------------------------------------------------------------------------

TAX AWARE LARGE CAP
GROWTH FUND@+

Year Ended 10/31/03                  $          14.79             13.84%   $            268              0.85%              0.35%
--------------------------------------------------------------------------------------------------------------------------------
1/1/02 Through 10/31/02**            $          13.03            (24.84%)  $            257              0.68%              0.34%
--------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 12/31/01***          $          17.39              6.70%   $            433              0.55%              0.56%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                  $          16.32            (33.30%)  $            423              0.49%              0.21%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                  $          42.93             (0.91%)  $            839              0.47%              0.08%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                  $          47.54             39.78%   $            901              0.03%              0.69%
--------------------------------------------------------------------------------------------------------------------------------

TAX AWARE LARGE CAP
VALUE FUND@@+

Year Ended 10/31/03                  $          18.65             18.34%   $            349              0.85%              1.55%
--------------------------------------------------------------------------------------------------------------------------------
1/1/02 Through 10/31/02**            $          16.01            (17.94%)  $            327              0.79%              1.43%
--------------------------------------------------------------------------------------------------------------------------------
11/1/01 Through 12/31/01***          $          19.74              7.20%   $            415              0.69%              0.91%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01                  $          18.44            (21.43%)  $            406              0.69%              0.93%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00                  $          25.57              6.35%   $            625              0.68%              0.83%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99                  $          27.53              8.18%   $            787              0.03%              2.25%
--------------------------------------------------------------------------------------------------------------------------------

                                                     RATIOS/SUPPLEMENTAL DATA:
                                     ---------------------------------------------------------------
                                                    RATIOS TO AVERAGE NET ASSETS: #
                                     ----------------------------------------------
                                                                   NET INVESTMENT
                                                 EXPENSES           INCOME (LOSS)
                                         WITHOUT WAIVERS,        WITHOUT WAIVERS,          PORTFOLIO
                                           REIMBURSEMENTS          REIMBURSEMENTS           TURNOVER
                                     AND EARNINGS CREDITS    AND EARNINGS CREDITS               RATE (b)
TAX AWARE ENHANCED
INCOME FUND

Year Ended 10/31/03                                  0.69%                   1.42%               241%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/02                                  0.70%                   1.74%               186%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/01^^                                0.67%                   3.34%               142%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/00^^                                0.67%                   4.06%               172%
----------------------------------------------------------------------------------------------------
5/6/99* Through 10/31/99^^                           0.72%                   3.53%                69%
----------------------------------------------------------------------------------------------------

TAX AWARE LARGE CAP
GROWTH FUND@+

Year Ended 10/31/03                                  0.87%                   0.33%                35%
----------------------------------------------------------------------------------------------------
1/1/02 Through 10/31/02**                            0.85%                   0.17%                46%
----------------------------------------------------------------------------------------------------
11/1/01 Through 12/31/01***                          0.85%                   0.26%                 3%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/01                                  0.85%                  (0.15%)               84%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/00                                  0.80%                  (0.25%)               74%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/99                                  0.59%                   0.13%                26%
----------------------------------------------------------------------------------------------------

TAX AWARE LARGE CAP
VALUE FUND@@+

Year Ended 10/31/03                                  0.85%                   1.55%                33%
----------------------------------------------------------------------------------------------------
1/1/02 Through 10/31/02**                            0.85%                   1.37%                80%
----------------------------------------------------------------------------------------------------
11/1/01 Through 12/31/01***                          0.85%                   0.75%                 0%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/01                                  0.87%                   0.75%                 8%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/00                                  0.80%                   0.71%                43%
----------------------------------------------------------------------------------------------------
Year Ended 10/31/99                                  0.58%                   1.70%               146%
----------------------------------------------------------------------------------------------------

                                                             PER SHARE OPERATING PERFORMANCE:
                               --------------------------------------------------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                           -------------------------------------   ----------------------------------------
                                                           NET GAINS
                                                        OR LOSSES ON
                               NET ASSET          NET     SECURITIES                DIVIDENDS
                                  VALUE,   INVESTMENT          (BOTH  TOTAL FROM     FROM NET  DISTRIBUTIONS
                               BEGINNING       INCOME   REALIZED AND  INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                               OF PERIOD       (LOSS)    UNREALIZED)  OPERATIONS       INCOME          GAINS  DISTRIBUTIONS
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND

12/20/02* Through 10/31/03       $ 10.00         0.19^          0.04        0.23         0.18             --           0.18
---------------------------------------------------------------------------------------------------------------------------

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03              $ 12.88         0.12^          2.01        2.13         0.11             --           0.11
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02              $ 15.59         0.10          (2.69)      (2.59)        0.12             --           0.12
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01              $ 20.51         0.10^         (4.96)      (4.86)        0.06             --           0.06
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00              $ 18.73         0.09           1.77        1.86         0.08             --           0.08
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99              $ 15.19         0.10           3.55        3.65         0.11             --           0.11
---------------------------------------------------------------------------------------------------------------------------



  * Commencement of offering of class of shares.
  ^ Calculated based on average shares outstanding.
(b) Not annualized for periods less than one year.
  # Short periods have been annualized.

                               PER SHARE OPERATING PERFORMANCE:                      RATIOS/SUPPLEMENTAL DATA:
                               --------------------------------   -------------------------------------------------------------
                                                                                      RATIOS TO AVERAGE NET ASSETS: #
                                                                                -----------------------------------------------
                                                                   NET ASSETS,                       NET               EXPENSES
                                NET ASSET                               END OF                INVESTMENT       WITHOUT WAIVERS,
                               VALUE, END          TOTAL                PERIOD       NET          INCOME         REIMBURSEMENTS
                                OF PERIOD         RETURN (b)       (THOUSANDS)  EXPENSES          (LOSS)   AND EARNINGS CREDITS
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND

12/20/02* Through 10/31/03        $ 10.05            2.28%               $ 201      0.50%           2.22%                  0.72%
--------------------------------------------------------------------------------------------------------------------------------

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03               $ 14.90           16.64%               $ 630      0.84%           0.92%                  0.93%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/02               $ 12.88          (16.70%)              $ 187      0.84%           0.73%                  0.97%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/01               $ 15.59          (23.76%)              $ 212      0.84%           0.56%                  0.87%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/00               $ 20.51            9.96%               $ 249      0.85%           0.46%                  0.85%
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31/99               $ 18.73           24.05%               $ 163      0.85%           0.58%                  0.90%
--------------------------------------------------------------------------------------------------------------------------------

                                                 RATIOS/SUPPLEMENTAL DATA:
                              ----------------------------------------------
                                RATIOS TO AVERAGE NET ASSETS: #
                              ---------------------------------
                                         NET INVESTMENT
                                          INCOME (LOSS)
                                       WITHOUT WAIVERS,           PORTFOLIO
                                         REIMBURSEMENTS            TURNOVER
                                   AND EARNINGS CREDITS            RATE (b)
TAX AWARE SHORT-INTERMEDIATE
INCOME FUND

12/20/02* Through 10/31/03                         2.00%                274%
----------------------------------------------------------------------------

TAX AWARE U.S. EQUITY FUND

Year Ended 10/31/03                                0.83%                 13%
----------------------------------------------------------------------------
Year Ended 10/31/02                                0.60%                 27%
----------------------------------------------------------------------------
Year Ended 10/31/01                                0.53%                 22%
----------------------------------------------------------------------------
Year Ended 10/31/00                                0.46%                 15%
----------------------------------------------------------------------------
Year Ended 10/31/99                                0.53%                 29%
----------------------------------------------------------------------------

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling
1 (800) 348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


PORTFOLIO HOLDINGS
A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.


PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.


The Investment Company Act File No. for each Fund is:

Tax Aware Enhanced Income Fund                811-07795
Tax Aware Large Cap Growth Fund               811-07843
Tax Aware Large Cap Value Fund                811-07843
Tax Aware Short-Intermediate Income Fund      811-07342
Tax Aware U.S. Equity Fund                    811-07795

(C)J.P. Morgan Chase & Co. All Rights Reserved. March 2004

PR-TAS-304

JPMORGAN FUNDS


PROSPECTUS

MARCH 1 2004


[GRAPHIC]

JPMORGAN INTERNATIONAL EQUITY FUNDS

CLASS A AND CLASS B SHARES



FLEMING ASIA EQUITY FUND (CLASS A)

FLEMING EMERGING MARKETS EQUITY FUND

FLEMING INTERNATIONAL EQUITY FUND (CLASS A, CLASS B AND CLASS C)

FLEMING INTERNATIONAL OPPORTUNITIES FUND
FLEMING INTERNATIONAL VALUE FUND

FLEMING INTREPID EUROPEAN FUND (CLASS A, CLASS B AND CLASS C)

FLEMING JAPAN FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


CONTENTS


Fleming Asia Equity Fund                                                       1
Fleming Emerging Markets Equity Fund                                           8
Fleming International Equity Fund                                             15
Fleming International Opportunities Fund                                      22
Fleming International Value Fund                                              29
Fleming Intrepid European Fund                                                35
Fleming Japan Fund                                                            42
The Funds' Management and Administration                                      49
How Your Account Works                                                        51
    Know Which Classes to Buy                                                 51
    About Sales Charges                                                       51
    Buying Fund Shares                                                        53
    Selling Fund Shares                                                       55
    Exchanging Fund Shares                                                    56
    Other Information Concerning the Funds                                    56
    Distributions and Taxes                                                   57
Shareholder Services                                                          58
Risk and Reward Elements                                                      59
Financial Highlights                                                          64
How To Reach Us                                                       BACK COVER

JPMORGAN
  FLEMING ASIA EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 59-63.


THE FUND'S OBJECTIVE
The Fund will seek total return from long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The "Asian Region" includes but is not limited to, Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JF International Management Inc. (JFIMI), to be of comparable quality.


The Fund may invest any portion of its assets that is not in equity securities in high-quality short-term money market instruments, repurchase agreements or equity securities of companies in other countries outside of the Asian Region. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These debt securities may be in various currencies.

During unusual circumstances, the Fund may invest up to 20% of its total assets in debt securities issued by governmental entities and private issuers.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region.

The sub-adviser's portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.


The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur or if it believes that more attractive opportunities are available.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in Asian markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. Investing in this Fund has added risk because of political and economic factors in various countries in the Asian Region.


The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries in the Asian Region may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


Some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a signifi cant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will decrease the value of the Fund.

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities and other debt securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country Far East Free Ex-Japan Index, a broad-based securities market index, and the Lipper Pacific Region Ex-Japan Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A shares reflect the deduction of the maximum front end sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2002      -15.96%
2003       38.92%


BEST QUARTER 2nd quarter, 2003             18.81%
-------------------------------------------------
WORST QUARTER 3rd quarter, 2002           -16.52%


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR THE PERIODS ENDED DECEMBER 31, 2003(1)



                                                                                   PAST 1 YEAR     LIFE OF FUND
----------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                                     30.92%            7.01%

Return After Taxes on Distributions                                                     30.93%            7.01%

Return After Taxes on Distributions and Sale of Fund Shares                             20.38%            6.04%
----------------------------------------------------------------------------------------------------------------
MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                     44.96%           25.40%
----------------------------------------------------------------------------------------------------------------
LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                       50.08%           25.63%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  (1) The Fund commenced operations on 11/1/01. Performance for the indexes is from 11/30/01.

  ^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES
The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                           CLASS A SHARES
-----------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                  5.75%
-----------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                  NONE**



   * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

  ** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)



                                                                           CLASS A SHARES
-----------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                     1.00
DISTRIBUTION (RULE 12b-1) FEES                                                      0.25
SHAREHOLDER SERVICE FEES                                                            0.25
OTHER EXPENSES(1)                                                                   3.33
-----------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                     4.83
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                          (3.08)
-----------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                     1.75



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees to reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses of 1.75% through 2/28/05 and 2.75% thereafter through 2/28/14 pursuant to written agreements with JPMorgan Chase Bank.

This example is for comparison only; the actual returns of Class A Shares and your actual cost may be higher or lower.



                                  1 YEAR     3 YEARS     5 YEARS      10 YEARS
------------------------------------------------------------------------------
YOUR COSTS*($)
(WITH OR WITHOUT REDEMPTION)        743       1,290       1,862         3,409



*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN
  FLEMING EMERGING MARKETS EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 59-63.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities of the above countries.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equities, it may also invest in debt securities. The Fund may invest in high yield securities which are below investment grade (junk bonds).

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without sh areholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers developing countries as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each country according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in emerging markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


WHO MAY WANT TO INVEST


The Fund is designed for investors who:


- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to consistently outperform the markets in which it invests over the long term


The Fund is NOT designed for investors who:


- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI Emerging Markets Equity Free Index, a broad-based securities market index, and the the Lipper Emerging Market Funds Average, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994      7.58%
1995    -10.03%
1996      8.50%
1997     -7.63%
1998    -30.79%
1999     59.10%
2000    -30.36%
2001     -4.67%
2002     -9.38%
2003     49.91%

BEST QUARTER 4th quarter, 1999             25.83%
-------------------------------------------------
WORST QUARTER 2nd quarter, 1998           -23.69%


   * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance in the table for the period before Class A and Class B Shares were launched on 9/28/01 and the Fund's performance in the bar chart prior to 1/1/02 are based on the performance of the Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus, from 9/10/01 through 9/28/01 (for the table) and through 12/31/01 (for the bar chart). Returns for the period prior to 9/10/01 reflect performance of the former feeder that was merged out of existence (whose investment program was identical to and whose expenses were the most similar to the current expenses of, the Class A and B Shares). During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than the Select Class Shares and the former feeder. Returns for 2002 and 2003 in the bar chart reflect the performance of the Class A Shares.


  (1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                  41.20%            6.22%          (2.46%)

Return After Taxes on Distributions                                  40.94%            5.98%          (2.98%)

Return After Taxes on Distributions and Sale of Fund Shares          27.12%            5.24%          (2.38%)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                  44.54%            7.00%          (1.96%)
-------------------------------------------------------------------------------------------------------------
MSCI EMERGING MARKETS EQUITY FREE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  56.28%           10.61%           0.18%
-------------------------------------------------------------------------------------------------------------
LIPPER EMERGING MARKET FUNDS AVERAGE^
(REFLECTS NO DEDUCTION FOR TAXES)                                    56.96%           11.02%           0.24%



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *   See footnote on previous page.

  ^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                               CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      5.75%               NONE
------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE**              5.00%



   * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

  ** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)



                                                      CLASS A SHARES     CLASS B SHARES
---------------------------------------------------------------------------------------
MANAGEMENT FEES                                                1.00               1.00
DISTRIBUTION (RULE 12b-1) FEES                                 0.25               0.75
SHAREHOLDER SERVICE FEES                                       0.25               0.25
OTHER EXPENSES(1)                                             23.04              23.36
---------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                               24.54              25.36
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                    (22.54)            (22.86)
---------------------------------------------------------------------------------------
NET EXPENSES(2)                                                2.00               2.50



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 2.00% and 2.50%, respectively, of their average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses for Class A and B Shares of 2.00% and 2.50%, respectively, through 2/28/05 and 3.00% and 3.50%, respectively, thereafter through 2/28/14 pursuant to written agreements with JPMorgan Chase Bank.

This example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                      1 YEAR     3 YEARS     5 YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                      766       1,361       1,979         3,636
-----------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                                     753       1,281       1,932         3,596***

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                                      1 YEAR     3 YEARS     5 YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                                       253         981       1,732         3,596***

  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN

  FLEMING INTERNATIONAL EQUITY FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 59-63.


THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

Under normal circumstances, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Fund may invest any amount of its assets in these instruments.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser of the Fund is JPMIM. In managing the Fund, the sub-adviser will seek to diversify the Fund's portfolio by investing in at least three different issuers in other countries than the United States. However, the Fund may invest a substantial part of its assets in just one country.


The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the sub-adviser may select from time to time. A substantial part of the Fund's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.


The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The sub-adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The sub-adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.


WHO MAY WANT TO INVEST


The Fund is designed for investors who:


- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term


The Fund is NOT designed for investors who:


- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI EAFE Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily indicative of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994        -4.15%
1995         9.83%
1996        10.45%
1997         5.11%
1998        13.54%
1999        39.16%
2000       -16.59%
2001       -16.99%
2002       -12.29%
2003        31.44%

BEST QUARTER 4th quarter, 1999             27.13%
-------------------------------------------------
WORST QUARTER 3rd quarter, 2002           -19.71%


  * The performance in the table for the period before Class A and Class B shares were launched on 2/28/02 and the performance in the bar chart prior to 1/1/02 are based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance in the table for the period before Class C Shares were launched on 1/31/03 is based on the Class B Shares of the Fund. During these periods, the actual returns of Class A, Class B and Class C shares would have been lower than the performance shown because Class A, Class B and Class C shares have higher expenses than Select Class Shares. The performance of the Fund before 1/1/97 is based on the historical performance of one of the common trust funds maintained by a predecessor of JPMorgan Chase Bank and whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. Returns for 2002 and 2003 in the bar chart reflect the performance of the Class A Shares.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                PAST 1 YEAR     PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                  23.86%            0.84%         3.76%

Return After Taxes on Distributions                                  23.88%           (0.26%)         N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares          15.86%            0.40%          N/A(1)
------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                  25.77%            1.54%         4.28%
------------------------------------------------------------------------------------------------------------
CLASS C SHARES

Return Before Taxes                                                  29.74%            1.85%         4.28%
------------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  38.59%           (0.05%)        4.47%
------------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    36.00%            2.13%         5.31%


The after-tax returns are shown for only the Class A Shares, not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *   See footnote on previous page.


  (1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

  ^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                          CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                 5.75%              NONE               NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS           NONE**             5.00%              1.00%
------------------------------------------------------------------------------------------------------------



   * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

  ** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                           CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
--------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                     1.00              1.00               1.00
DISTRIBUTION (RULE 12b-1) FEES                                      0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                                            0.25              0.25               0.25
OTHER EXPENSES(1)                                                   0.45              0.45               0.45
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     1.95              2.45               2.45
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                          (0.45)            (0.45)             (0.45)
--------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                     1.50              2.00               2.00



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A, B and C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50%, 2.00% and 2.00%, respectively, of the average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses of 1.50%, 2.00% and 2.00% for Class A, Class B and Class C Shares, respectively, and total annual operations expenses thereafter.

This example is for comparison only; the actual return of Class A, Class B, Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                      1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                      719         1,111        1,527        2,685
-------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                                     703         1,021        1,465        2,629***
-------------------------------------------------------------------------------------------------------
CLASS C SHARES** ($)                                     303           721        1,265        2,752


IF YOU DONOT SELL YOUR SHARES YOUR COST WOULD BE:


                                                      1 YEAR       3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                                       203           721        1,265        2,629***
-------------------------------------------------------------------------------------------------------
CLASS C SHARES ($)                                       203           721        1,265        2,752


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  FLEMING INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 59-63.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund focuses on individual equity, selection emphasizing those equity securities that are ranked as undervalued according to proprietary research of the adviser, JPMIM. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.


The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.


Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as, its equity picking and currency management decisions.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to creased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.


WHO MAY WANT TO INVEST


The Fund is designed for investors who:


- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term


The Fund is NOT designed for investors who:


- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998      3.47%
1999     40.05%
2000    -16.40%
2001    -19.88%
2002    -17.90%
2003     33.50%

BEST QUARTER 4th quarter, 1998             21.81%
-------------------------------------------------
WORST QUARTER 3rd quarter, 1998           -21.38%


  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A and Class B Shares were launched on 9/10/01 is based on the performance of the former feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, the Class A and B Shares) from 2/26/97 (commencement of operations) to 9/10/01. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than the former feeder. Returns after 9/10/01 in the bar chart reflect the performance of the Class A Shares.


(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                PAST 1 YEAR     PAST 5 YEARS      LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                  25.88%          (0.63%)            0.26%

Return After Taxes on Distributions                                  26.18%          (1.19%)           (0.35%)

Return After Taxes on Distributions and Sale of Fund Shares          17.88%          (0.77%)           (0.08%)
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                  27.82%          (0.05%)            0.96%
--------------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  38.59%          (0.05%)            3.22%
--------------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    36.00%           2.13%             4.11%



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


    * See footnote on previous page.


  (1) The Fund commenced operations on 2/26/97. Performance for the indexes is from 2/28/97.

    ^ Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                 CLASS A SHARES     CLASS B SHARES
--------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                         5.75%               NONE
--------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                        NONE**              5.00%



   * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

  ** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)



                                                       CLASS A SHARES     CLASS B SHARES
----------------------------------------------------------------------------------------
MANAGEMENT FEES                                                 0.60               0.60
DISTRIBUTION (RULE 12b-1) FEES                                  0.25               0.75
SHAREHOLDER SERVICE FEES                                        0.25               0.25
OTHER EXPENSES(1)                                               1.29               1.29
----------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 2.39               2.89
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                      (0.49)             (0.49)
----------------------------------------------------------------------------------------
NET EXPENSES(2)                                                 1.90               2.40



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.90% and 2.40%, respectively, of their average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                         1 YEAR   3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                         757     1,234         1,735       3,109
------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                                        743     1,149         1,680       3,061***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                                         1 YEAR   3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------------------------------------
CLASS B SHARES($)                                           243       849         1,480       3,061***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  FLEMING INTERNATIONAL VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 59-63.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Asutralasia and Far East (EAFE) Value Index, which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund's sector weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMIM, while underweighting or avoiding those that appear overvalued.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


- value characteristics such as low price to book and price to earnings ratios


- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions. Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund.

Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist. If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


WHO MAY WANT TO INVEST


The Fund is designed for investors who:


- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term


The Fund is NOT designed for investors who:


- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI EAFE Value Index and Citigroup Prime Market Index (PMI) Value Europe, Pacific and Asia Composite (EPAC) Index, each a broad-based securities market index, and the Lipper International Funds Index, a broad-based index. In the past, the Fund has compared its performance to the Citigroup PMI Value EPAC Index, but will now compare its performance to the MSCI EAFE Value Index. The adviser believes that the MSCI EAFE Value Index is more appropriate since it more accurately reflects the Fund's investment strategy.


The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994      5.65%
1995      7.59%
1996      8.41%
1997      1.17%
1998     13.48%
1999     29.92%
2000    -18.05%
2001    -22.47%
2002    -17.78%
2003     39.65%


BEST QUARTER 2nd quarter, 2003             21.04%
-------------------------------------------------
WORST QUARTER 3rd quarter, 2002           -20.99%



  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance in the table for the period before Class A and Class B Shares were launched on 9/28/01 and the Fund's performance in the bar chart prior to 1/1/02 are based on the performance of the Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus, from 9/10/01 through 9/28/01 (for the table) and through 12/31/01 (for the bar chart) and the performance of the former feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, the Class A and Class B Shares) from 1/1/94 to 9/10/01. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than the Select Class Shares and the former feeder. Returns for 2002 and 2003 in the bar chart reflect the performance of the Class A Shares.

(1)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                        PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                          31.64%          (2.27%)           2.35%

Return After Taxes on Distributions                                          31.64%          (5.00%)          (0.16%)

Return After Taxes on Distributions and Sale of Fund Shares                  20.58%          (3.15%)           0.73%
---------------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                          33.77%          (1.67%)           2.85%
---------------------------------------------------------------------------------------------------------------------
MSCI EAFE VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEE, EXPENSES OR TAXES)                           45.30%           3.66%            6.75%
---------------------------------------------------------------------------------------------------------------------
CITIGROUP PMI VALUE EPAC INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                          42.12%           3.07%            6.53%
---------------------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^ (REFLECTS NO DEDUCTION FOR TAXES)          36.00%           2.13%            5.31%



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  *   See footnote on previous page.

  ^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses for Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                CLASS A SHARES     CLASS B SHARES
-------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                       5.75%               NONE
-------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                       NONE**              5.00%



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)



                                                   CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------------
MANAGEMENT FEES                                             0.60               0.60
DISTRIBUTION (RULE 12b-1) FEES                              0.25               0.75
SHAREHOLDER SERVICE FEES                                    0.25               0.25
OTHER EXPENSES(1)                                           8.94               8.81
------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                            10.04              10.41
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (8.59)             (8.46)
------------------------------------------------------------------------------------
NET EXPENSES(2)                                             1.45               1.95



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.45% and 1.95%, respectively, of their average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses of 1.45% and 1.95% for Class A and Class B, respectively, through 2/28/05 and 2.45% and 2.95%, respectively, thereafter through 2/28/14 pursuant to written agreements with J.P. Morgan Chase Bank.

This example is for comparison only; the actual return of Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                                          1 YEAR     3 YEARS      5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                          714       1,205        1,720        3,130
---------------------------------------------------------------------------------------------------------
CLASS B SHARES** ($)                                         698       1,118        1,665        3,082***


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                                          1 YEAR     3 YEARS      5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------------
CLASS B SHARES ($)                                           198         818        1,465        3,082***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  FLEMING INTREPID EUROPEAN FUND
  (FORMERLY JPMORGAN FLEMING EUROPEAN FUND)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 59-63.


THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JPMFAM (London), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be denominated in various currencies.

The Fund may invest in debt securities issued by governmental entities and private issuers.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser to the Fund is JPMIM. In managing the Fund, the sub-adviser uses a bottom up stock selection process that focuses on the value and growth JPMorgan Fleming Intrepid European Fund characteristics of stocks.


The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the sub-adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the sub-adviser believes are appropriate.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.


While the Fund's assets will usually be invested in a number of different western European countries, the Fund's sub-adviser may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities.


The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- are uncomfortable with the risks of international investment

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves


THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based securities market index, and the Lipper European Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B and Class C shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1996        28.10%
1997        21.38%
1998        28.17%
1999        36.06%
2000       -14.73%
2001       -12.35%
2002        -7.60%
2003        44.67%

BEST QUARTER 4th quarter, 1999             33.36%
WORST QUARTER 3rd quarter, 1998           -16.97%

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                       PAST 1 YEAR      PAST 5 YEARS       LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                          36.40%             5.09%             12.42%

Return After Taxes on Distributions                                          36.40%             4.51%             10.83%

Return After Taxes on Distributions and Sale of Fund Shares                  23.66%             4.14%             10.00%
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                          38.77%             5.24%             12.45%
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES

Return Before Taxes                                                          42.72%             5.55%             12.42%
-----------------------------------------------------------------------------------------------------------------------
MSCI EUROPE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                          38.54%            (0.78)%             8.35%
-----------------------------------------------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                            38.12%             1.84%              9.28%



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

    * Class C Shares were first offered on 11/1/98. The performance for the period before Class C Shares were launched is based on the performance of Class B Shares of the Fund.

  (1) The Fund commenced operations on 11/2/95. Performance for the indexes is from 11/30/95.

    ^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                    CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                             5.75%             NONE               NONE
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                       NONE**            5.00%              1.00%



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem with in one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                                    CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------
MANAGEMENT FEE                                                                0.65              0.65               0.65
DISTRIBUTION (RULE 12b-1) FEES                                                0.25              0.75               0.75
SHAREHOLDER SERVICE FEE                                                       0.25              0.25               0.25
OTHER EXPENSES(1)                                                             1.32              1.44               1.44
-----------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                               2.47              3.09               3.09
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                    (0.72)            (0.59)             (0.59)
-----------------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                               1.75              2.50               2.50


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75%, 2.50% and 2.50%, respectively, of their average daily net assets through 2/28/05. The net expenses are not expected to exceed 1.70% for Class A and 2.35% for Class B and Class C Shares due to contractual caps on other classes of shares which require fund level subsidies. This arrangement may end when these Fund level subsidies are no longer required. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual cost may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                     1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                     743        1,236        1,754        3,169
----------------------------------------------------------------------------------
CLASS B SHARES** ($)                    753        1,199        1,769        3,217***
----------------------------------------------------------------------------------
CLASS C SHARES** ($)                    353          899        1,569        3,361


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                     1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------
CLASS B SHARES ($)                      253          899        1,569        3,217***
----------------------------------------------------------------------------------
CLASS C SHARES ($)                      253          899        1,569        3,361


  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  FLEMING JAPAN FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 59-63.


THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal conditions, the Fund will invest at least 80% of its Assets in equity securities of Japanese issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under normal circumstances, the Fund's sub-adviser, JPMFAM (London), anticipates that most of the Fund's Assets will be invested in securities traded on Japanese markets.


Equity securities may include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser to be of comparable quality.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets during adverse market, economic, policial or other conditions, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual circumstances, the Fund may invest up to 20% of its total assets in debt securities issued by governmental entities and private issuers.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The Fund's adviser is JPMIM. The sub-adviser seeks to identify those industries where economic factors are likely to produce above-average growth rates. Then the sub-adviser will try to identify companies within those industries that are poised to take advantage of those economic conditions.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another. While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.


The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


The Fund's performance will be affected by political, social and economic conditions in Japan. In addition, while the Fund invests primarily in Japanese securities, the Japanese economy may be affected by Southeast Asian and Chinese consumer demands and the state of Southeast Asian and Chinese economies.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Japanese stock market have made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a worsening government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

In addition, a downgrade of Japanese government bonds caused an increase in interest rates and a weighted average cost of capital, which has a negative impact on the Japanese stock market.


Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will decrease the Fund's value.


Although Japan continues to run a large current account surplus, Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products such as automobiles, than it buys. The trade imbalance is the largest with the countries in Southeast Asia and China. Japan's economy may also be affected by economic trouble in Southeast Asian countries and China since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.


Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term


The Fund is NOT designed for investors who:


- are uncomfortable with the risks of international investment

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Tokyo Stock Exchange (TOPIX) 1st Section Index, the Morgan Stanley Capital International (MSCI) Japan Index, two broad-based securities market indices, and the Lipper Japan Funds Average, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front- end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1996       -11.10%
1997         1.63%
1998       -19.67%
1999        60.29%
2000       -33.91%
2001       -29.41%
2002       -12.02%
2003        44.71%


BEST QUARTER 2nd quarter, 2003             21.36%
-------------------------------------------------
WORST QUARTER 3rd quarter, 2001           -20.48%


(1)  The Fund's fiscal year end is 10/31.

%AVERAGE ANNUAL TOTAL RETURNS
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002*,(1)



                                                                       PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes                                                          36.31%            (2.14%)            (4.81%)

Return After Taxes on Distributions                                          36.31%            (2.14%)            (5.16%)

Return After Taxes on Distributions and Sale of Fund Shares                  23.60%            (1.81%)            (4.15%)
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes                                                          38.91%            (2.04%)            (4.78%)
-----------------------------------------------------------------------------------------------------------------------
TOKYO STOCK EXCHANGE (TOPIX) 1ST SECTION INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                          38.31%             0.92%             (4.22%)
-----------------------------------------------------------------------------------------------------------------------
MSCI JAPAN INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                          35.91%            (0.02%)            (4.12%)
-----------------------------------------------------------------------------------------------------------------------
LIPPER JAPAN FUNDS AVERAGE^
(REFLECTS NO DEDUCTION FOR TAXES)                                            42.73%             2.02%             (0.30%)



The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

    * Class B Shares were first offered on 11/3/95. The performance for the period before Class B Shares were launched is based on the performance of Class A Shares of the Fund. The actual returns of Class B Shares would have been lower than those shown because Class B Shares have higher expenses than Class A Shares.

  (1) The Fund commenced operations on 11/2/95. Performance of the indexes is from 11/30/95.

    ^ Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                    CLASS A SHARES    CLASS B SHARES
----------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                             5.75%             NONE
----------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                             NONE**            5.00%



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How Your Account Works."

** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                                    CLASS A SHARES    CLASS B SHARES
----------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                               1.00              1.00
DISTRIBUTION (RULE 12b-1) FEES                                                0.25              0.75
SHAREHOLDER SERVICE FEES                                                      0.25              0.25
OTHER EXPENSES(1)                                                            18.04             18.70
----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                              19.54             20.70
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                     (17.79)           (18.20)
----------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                               1.75              2.50



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75% and 2.50%, respectively, of their average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses for Class A and Class B of 1.75% and 2.50%, respectively, through 2/28/05 and 2.75% and 3.50%, respectively, thereafter through 2/28/14 pursuant to written agreement with JPMorgan Chase Bank.

This example is for comparison only; the actual returns of Class A and Class B Shares and your actual cost may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                     1 YEAR      3 YEARS      5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
CLASS A SHARES* ($)                     743        1,290        1,862        3,409
-------------------------------------------------------------------------------------
CLASS B SHARES** ($)                    753        1,281        1,932        3,540***

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                     1 YEAR      3 YEARS      5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
CLASS B SHARES ($)                      253          981        1,732        3,540***

  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Fleming Emerging Markets Equity Fund, Fleming International Opportunities Fund and Fleming International Value Fund are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Fleming International Equity Fund is a series of J.P. Morgan Mutual Fund Select Group, a Massachusetts business trust. The Fleming Asia Equity Fund, Fleming Intrepid European Fund and Fleming Japan Fund are series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust. J.P. Morgan Institutional Funds, J.P. Morgan Mutual Fund Select Group and J.P. Morgan Mutual Fund Group (the Trusts) are all governed by the same trustees. The trustees of the Trusts are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISERS

JPMIM is the investment adviser for the Funds. It makes the day-to-day investment decisions for Fleming Emerging Market Equity, Fleming International Opportunities and Fleming International Value Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JFIMI is the sub-adviser to the Fleming Asia Equity Fund. It makes the day-to-day investment decisions for the Fund. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMFAM (London) is the sub-adviser to the Fleming Intrepid European Fund, the Fleming International Equity Fund and the Fleming Japan Fund. It makes the day-to-day investment decisions for those Funds. JPMIM pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. EC2Y9AQ.

JPMIM is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. (JPMFAMH), which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

JFIMI is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management
(Asia) Inc., which is wholly owned by JPMFAMH.

JPMFAM (London) is a wholly owned subsidiary of J.P. Morgan Investment Management Limited, which is a wholly owned subsidiary of Robert Fleming Asset Management Limited, which is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management International Limited, which is wholly owned by JPMFAMH.

During the most recent fiscal year ended 10/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                              %
---------------------------------------------------
FLEMING ASIA EQUITY FUND                       0.06
---------------------------------------------------
FLEMING EMERGING MARKETS
EQUITY FUND                                    0.76
---------------------------------------------------
FLEMING INTERNATIONAL
EQUITY FUND                                    0.75
---------------------------------------------------
FLEMING INTERNATIONAL
OPPORTUNITIES FUND                             0.58
---------------------------------------------------
FLEMING INTERNATIONAL
VALUE FUND                                     0.31
---------------------------------------------------
FLEMING INTREPID EUROPEAN FUND                 0.15
---------------------------------------------------
FLEMING JAPAN FUND                             0.00


THE PORTFOLIO MANAGERS

FLEMING ASIA EQUITY FUND


The portfolio management team is comprised of Charlotte Yew, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1990, Michael Koh, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1981 and Edward Pulling, Managing

Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1995.


FLEMING EMERGING MARKETS EQUITY FUND
The management team is led by Richard Schmidt, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1991, and Gulce Cini, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1992.


FLEMING INTERNATIONAL EQUITY FUND
The portfolio management team is overseen by James Fisher and Peter Harrison, both Managing Directors at JPMFAM (London). Mr. Fisher is the Director in charge of EAFE funds. He has worked at JPMFAM (London) since 1985 in numerous investment roles. Mr. Harrison has worked at JPMFAM (London) since September of 1996 and became head of the Global Portfolios group in 1998. Mr. Fisher and Thomas Murray, a Vice President at JPMFAM (London) manage the Fund. Mr. Murray is a global sector specialist and has worked at JPMFAM (London) since 1996.


FLEMING INTERNATIONAL OPPORTUNITIES FUND

The management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984, Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in 1997, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining JPMorgan Chase, Mr. Alexandrakis was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.


FLEMING INTERNATIONAL VALUE FUND

The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, by Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase (or one of its predecessors) since 1987, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London. Prior to joining JPMorgan Chase, Mr. Alexandrakis was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.

FLEMING INTREPID EUROPEAN FUND
James Elliot and Ajay Gambhir are both Assistant Directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.


FLEMING JAPAN FUND

The management team is led by Eita Oyama, a portfolio manager at JPMFAM (London). He joined the JPMFAM (London) in 2000 as a graduate trainee.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, B and C Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

HOW YOUR ACCOUNT WORKS

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

KNOW WHICH CLASSES TO BUY
Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares, as applicable. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares, and you may pay a contingent deferred sales charge with respect to Class B or Class C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

Different sales charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a deferred sales charge when you sell your shares if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges. See below and the Statement of Additional Information
(SAI) to find out more about these plans and special discounts.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value (NAV) is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE FOR FUNDS



                                                            SALES
                                                           CHARGE
                                                       RE-ALLOWED
                               AS %                    TO DEALERS
                             OF THE           AS %        AS % OF
                           OFFERING         OF NET       OFFERING
AMOUNT OF                     PRICE         AMOUNT      PRICE PER
INVESTMENT                PER SHARE       INVESTED          SHARE
-----------------------------------------------------------------
LESS
THAN $100,000                  5.75           6.10           5.00
-----------------------------------------------------------------
$100,000 BUT
UNDER $250,000                 3.75           3.90           3.25
-----------------------------------------------------------------
$250,000 BUT
UNDER $500,000                 2.50           2.56           2.25
-----------------------------------------------------------------
$500,000 BUT
UNDER $1 MILLION               2.00           2.04           1.75
-----------------------------------------------------------------
$1 MILLION
OR MORE                        NONE           NONE      SEE BELOW*
-----------------------------------------------------------------



* There is no sales charge for investments of $1 million or more in any Fund. At times the Funds' distributor may re-allow up to the entire sales charge to certain broker-dealers.The Funds' distributor may make a payment to broker-dealers for investments of $1 million or more. Any purchase of $1 million or more of Class A shares on which a commission was paid to broker-dealers on the initial purchase will be subject to a contingent deferred sales charge ("CDSC") payable by you based on the lower of the cost of the shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

You can reduce or eliminate your initial sales charge in the following ways (more detailed information about these and other programs is contained in the SAI and is available from your investment representative).

STATEMENT OF INTENTION
You may receive a Class A front-end sales charge reduction on your purchases of Class A Shares made during a 13-month period by signing a Statement of Intention. Your initial sales charge will be based on your goal. For purposes of the Statement of Intention, you can aggregate the purchases of Class A Shares in any JPMorgan Fund (or if a Fund has only one class, shares of such other JPMorgan Fund), excluding any JPMorgan money market fund. A 90-day back-dated period can also be used to count previous purchases toward your goal. Reinvested income and capital gain distributions will not be considered purchases for purposes of completing your Statement of Intention. The sales charge will be adjusted if you do not meet your goal.

CUMULATIVE QUANTITY DISCOUNT
To receive a Class A front-end sales charge reduction you can count towards the amount of your investment your total account value in all share classes of the JPMorgan Funds, excluding any JPMorgan money market fund. We will apply the initial sales charge to the aggregate dollar amount of the new purchase and the greater of the purchaser's total net asset value or cost of any shares acquired and still held in the funds. We may modify or discontinue the Cumulative Quantity Discount program at any time.

TELL US YOUR INVESTMENT AMOUNT
To qualify for a Class A front-end sales charge reduction under one of the programs described above, consult with your investment representative or the JPMorgan Funds Service Center in advance of your purchase.

RETIREMENT PLAN PURCHASES
You will not pay an initial sales charge if you purchase shares through a group retirement plan if:

- you are investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds;

- you are investing through any qualified retirement plan with 50 or more participants; or

- you are a participant in certain qualified retirement plans and you are investing (or reinvesting) the proceeds from the repayment of a plan loan made to you.

PURCHASE THROUGH AN INVESTMENT ADVISER
You may not pay an initial sales charge if you purchase shares through an investment adviser or financial planner that charges a fee for its services.

529 PLANS
When shares of the Funds are sold to a qualified tuition program under Section 529 of the Internal Revenue Code, such a program may purchase Class A Shares without an initial sales load.

There are other categories of purchasers who do not pay initial sales charges on Class A Shares, such as employees of JPMorgan Chase. These categories are described in the SAI.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

                                  DEFERRED
YEAR                          SALES CHARGE
------------------------------------------
1                                        5%
------------------------------------------
2                                        4%
------------------------------------------
3                                        3%
------------------------------------------
4                                        3%
------------------------------------------
5                                        2%
------------------------------------------
6                                        1%
------------------------------------------
7                                     NONE
------------------------------------------
8                                     NONE



We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

RULE 12b-1 DISTRIBUTION PLANS
The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of 0.25% of the average daily net assets attributed to Class A Shares and 0.75% of the average daily net assets attributed to Class B Shares or Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the distributor pursuant to the Funds' 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your investment representative which Funds you want to buy and he or she will contact us. Your investment representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives charge a single fee that covers all services. Your investment representative must accept your order by the close of regular trading on the New York Stock Exchange (NYSE) in order for us to process your order at that day's price. Your investment representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center accepts your order by the close of regular trading on the NYSE, we will process your order at that day's price.

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholders Services for details.

GENERAL
Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the NAV. You will pay the public offering price, which is based on the next NAV calculated after your investment representative or the JPMorgan Funds Service Center accepts your order. Each Fund calculates its NAV once each day at the close of regular trading on the NYSE. Each Fund generally values its assets at their market prices, but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL
SHARES OR GET FUND INFORMATION, CALL:

The JPMorgan Funds Service Center
1-800-348-4782

MINIMUM INVESTMENTS



                                     INITIAL     ADDITIONAL
TYPE OF ACCOUNT                   INVESTMENT    INVESTMENTS
-----------------------------------------------------------
REGULAR ACCOUNT                 $      2,500   $        100
-----------------------------------------------------------
SYSTEMATIC INVESTMENT PLAN(1)   $      1,000   $        100
-----------------------------------------------------------
IRAS                            $      1,000   $        100
-----------------------------------------------------------
SEP-IRAS                        $      1,000   $        100
-----------------------------------------------------------
COVERDELL EDUCATION
SAVINGS ACCOUNTS                $        500   $        100



(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, a fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your investment representative which Funds you want to sell. Your investment representative must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your investment representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of a Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records. Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center or your investment representative accepts your order less any applicable sales charges.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center or your investment representative accepts your order before the close of regular trading on the NYSE the Funds will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at NAV, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your investment representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your investment representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares shares of one JPMorgan Fund for another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B shares of a Fund for Class B shares of another JPMorgan Fund or Class C Shares of a Fund for Class C Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet the applicable minimum investment requirements.

ABUSIVE TRADING
The Fleming Asia Equity Fund, Fleming Emerging Markets Equity Fund, Fleming Intrepid European Fund, Fleming International Equity Fund, Fleming International Opportunities Fund, Fleming International Value Fund and Fleming Japan Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. The Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, where there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:


- reinvest all distributions in additional Fund shares without a sales charge;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

JPMORGAN
  INTERNATIONAL EQUITY FUNDS


RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
FOREIGN AND OTHER MARKET CONDITIONS

- Each Fund's share price and              - Stocks have generally outperformed       - Under normal circumstances each Fund
  performance will fluctuate in response     more stable investments (such as bonds     plans to remain fully invested in
  to stock market movements                  and cash equivalents)over the long         accordance with its policies and may
                                             term                                       invest uninvested cash in affiliated
                                                                                        money market funds; equity investments
- The value of most bonds will fall when   - Foreign investments, which represent a     may include common stocks, convertible
  interest rates rise; the longer a          major portion of the world's               securities, preferred stocks,
  bond's maturity and the lower its          securities, offer attractive potential     depositary receipts (such as ADRs and
  credit quality, the more its value         performance and opportunities for          EDRs), trust or partnership interests,
  typically falls                            diversification                            warrants, rights, and investment
                                                                                        company securities
- A Fund could lose money because of       - Most bonds will rise in value when
  foreign government actions, political      interest rates fall                      - Each Fund seeks to limit risk and
  instability, or lack of adequate                                                      enhance performance through active
  and/or accurate information              - Foreign bonds, which represent a major     management, country allocation and
                                             portion of the world's fixed income        diversification
- Investment risks tend to be higher in      securities, offer attractive potential
  emerging markets; these markets also       performance and opportunities for        - During severe market downturns, the
  present higher liquidity and valuation     diversification                            Funds have the option of investing up
  risks                                                                                 to 100% of assets in high quality
                                           - Emerging markets can offer higher          short-term instruments
- Adverse market conditions may from         returns
  time to time cause a Fund to take
  temporary defensive positions that are
  inconsistent with its principal
  investment strategies and may hinder a
  Fund from achieving its investment
  objective

- For the Fleming Emerging Markets
  Equity Fund, there are heightened
  risks associated specifically with
  establishing record ownership and
  custody of Russian securities

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
FOREIGN AND OTHER MARKET CONDITIONS
(CONTINUED)

- The Fleming Asia Equity Fund, Fleming
  Intrepid European Fund, Fleming
  International Equity Fund and Fleming
  Japan Fund are non-diversified, which
  means that a relatively high
  percentage of each Fund's assets may
  be invested in a limited number of
  issuers. Therefore, its performance
  may be more vulnerable to changes in
  the market value of a single issuer or
  a group of issuers

MANAGEMENT CHOICES

- Each Fund could underperform its         - Each Fund could outperform its           - The sub-advisers focus their active
  benchmark due to its securities            benchmark due to these same choices        management on securities selection,the
  choices and other management decisions                                                area where they believe their
                                                                                        commitment to research can most
                                                                                        enhance returns

FOREIGN CURRENCIES

- Currency exchange rate movements could   - Favorable exchange rate movements        - Except as noted earlier in this
  reduce gains or create losses              could generate gains or reduce losses      prospectus, each Fund manages the
                                                                                        currency exposure of its foreign
- Currency risks tend to be higher in                                                   investments relative to its benchmark
  emerging markets; these markets also                                                  and may hedge a portion of its foreign
  present higher liquidity and valuation                                                currency exposure into the U.S. dollar
  risks                                                                                 from time to time (see also
                                                                                        "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When a Fund buys securities before       - A Fund can take advantage of             - Each Fund segregates liquid assets to
  issue or for delayed delivery, it          attractive transaction opportunities       offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
DERIVATIVES

- Derivatives such as futures, options,    - Hedges that correlate well with          - Each Fund uses derivatives for hedging
  swaps, and forward foreign currency        underlying positions can reduce or         and for risk management (i.e., to
  contracts(1) that are used for hedging     eliminate losses at low cost               establish or adjust exposure to
  the portfolio or specific securities                                                  particular securities, markets or
  may not fully offset the underlying      - The Funds could make money and protect     currencies);risk management may
  positions and this could result in         against losses if the investment           include management of such Fund's
  losses to a Fund that would not have       analysis proves correct                    exposure relative to its benchmark
  otherwise occurred
                                           - Derivatives that involve leverage        - Each Fund only establishes hedges that
- Derivatives used for risk management       could generate substantial gains at        it expects will be highly correlated
  or, for certain Funds, to increase the     low cost                                   with underlying positions
  Fund's gain may not have the intended
  effects and may result in losses or                                                 - The Fleming Asia Equity, Fleming
  missed opportunities                                                                  Intrepid European, Fleming
                                                                                        International Equity and Fleming Japan
- The counterparty to a derivatives                                                     Funds may use derivatives in an effort
  contract could default                                                                to produce increased income or gains

- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives involve
  costs to a Fund which can reduce
  returns

- Derivatives used for non- hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SECURITIES LENDING

- When a Fund lends a security, there is   - A Fund may enhance income through the    - Each sub-adviser maintains a list of
  a risk that the loaned securities may      investment of the collateral received      approved borrowers
  not be returned if the borrower or the     from the borrower
  lending agent defaults                                                              - Each Fund receives collateral equal to
                                                                                        at least 100% of the current value of
- The collateral will be subject to the                                                 securities loaned plus accrued
  risks of the securities in which it is                                                interest
  invested
                                                                                      - The lending agents indemnify the Funds
                                                                                        against borrower default

                                                                                      - The sub-advisers' collateral
                                                                                        investment guidelines limit the
                                                                                        quality and duration of collateral
                                                                                        investment to minimize losses

                                                                                      - Upon recall, the borrower must return
                                                                                        the securities loaned within the
                                                                                        normal settlement period

ILLIQUID HOLDINGS

- A Fund could have difficulty valuing     - These holdings may offer more            - No Fund may invest more than 15% of
  these holdings precisely                   attractive yields or potential growth      net assets in illiquid holdings
                                             than comparable widely traded
- A Fund could be unable to sell these       securities                               - To maintain adequate liquidity to meet
  holdings at the time or price it                                                      redemptions, each Fund may hold
  desires                                                                               high-quality short-term instruments
                                                                                        (including repurchase agreements) and
                                                                                        for temporary or extraordinary
                                                                                        purposes, may borrow from banks up to
                                                                                        33 1/3% of the value of its total
                                                                                        assets

                                                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS                            POTENTIAL REWARDS                          AND REWARD
SHORT-TERM TRADING

- Increased trading could raise a Fund's   - A Fund could realize gains in a short    - Each Fund generally avoids short-term
  brokerage and related costs                period of time                             trading, except to take advantage of
                                                                                        attractive or unexpected opportunities
- Increased short-term capital gains       - A Fund could protect against losses if     or to meet demands generated by
  distributions could raise                  a stock is overvalued and its value        shareholder activity
  shareholders' income tax liability         later falls

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

CLASS A SHARES



                                                                PER SHARE OPERATING PERFORMANCE:
                               ----------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                              ----------------------------------------   ------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                  NET ASSET          NET     SECURITIES                     DIVIDENDS
                                     VALUE,   INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                                  BEGINNING       INCOME   REALIZED AND     INVESTMENT     INVESTMENT    FROM CAPITAL         TOTAL
                                  OF PERIOD       (LOSS)    UNREALIZED)     OPERATIONS         INCOME           GAINS DISTRIBUTIONS
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/03            $      13.23         0.02^          3.78           3.80           0.09             --           0.09
Year Ended 10/31/02            $      12.96         0.14^          0.13           0.27             --             --             --
Year Ended 10/31/01            $      17.87         0.02^         (3.24)         (3.22)            --           1.69           1.69
Year Ended 10/31/00            $      16.52        (0.12)^         1.83           1.71             --           0.36           0.36
Year Ended 10/31/99            $      14.47        (0.06)^         2.31           2.25           0.09           0.11           0.20

JAPAN FUND(j)
Year Ended 10/31/03            $       4.43        (0.05)^         2.30           2.25             --             --             --
Year Ended 10/31/02            $       5.29        (0.06)         (0.80)         (0.86)            --             --             --
Year Ended 10/31/01            $       8.12        (0.08)^        (2.75)         (2.83)            --             --             --
Year Ended 10/31/00            $       9.84        (0.15)^        (1.57)         (1.72)            --             --             --
Year Ended 10/31/99            $       6.41        (0.07)^         3.50           3.43             --             --             --

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03            $       6.98         0.03^          1.77           1.80           0.25             --           0.25
Year Ended 10/31/02            $       8.27         0.15^         (1.32)         (1.17)          0.12             --           0.12
9/28/01** Through 10/31/01     $       8.12        (0.01)^         0.16           0.15             --             --             --



  # Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end load or deferred sales load.
(a) Not annualized for periods less than one year.
(e) Formerly JPMorgan Fleming European Fund and previous to that Chase Vista European Fund.
  ^ Calculated upon average shares outstanding.
(j) Formerly Chase Vista Japan Fund.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(v) Formerly JPMorgan International Equity Fund.
 ** Commencement of offering of class of shares.

                                     PER SHARE OPERATING
                                        PERFORMANCE:                  RATIOS/SUPPLEMENTAL DATA:
                                 ---------------------------   ------------------------------------------
                                                                                 RATIOS TO AVERAGE NET
                                                                                       ASSETS: #
                                                                              ---------------------------
                                                                NET ASSETS,                           NET
                                    NET ASSET                        END OF                    INVESTMENT
                                   VALUE, END          TOTAL         PERIOD            NET         INCOME
                                    OF PERIOD   RETURN(1)(a)  (000 OMITTED)       EXPENSES         (LOSS)
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/03              $      16.94          28.94%  $     31,322           1.70%          0.17%
Year Ended 10/31/02              $      13.23           2.08%  $     27,208           1.65%          1.03%
Year Ended 10/31/01              $      12.96         (19.49%) $     32,317           1.75%          0.17%
Year Ended 10/31/00              $      17.87          10.13%  $     75,801           1.74%         (0.60%)
Year Ended 10/31/99              $      16.52          15.60%  $     47,759           1.74%         (0.40%)

JAPAN FUND(j)
Year Ended 10/31/03              $       6.68          50.79%  $      3,562           1.75%         (1.02%)
Year Ended 10/31/02              $       4.43         (16.26%) $        734           1.75%         (1.26%)
Year Ended 10/31/01              $       5.29         (34.85%) $        751           1.75%         (1.22%)
Year Ended 10/31/00              $       8.12         (17.48%) $      2,448           1.77%         (1.54%)
Year Ended 10/31/99              $       9.84          53.51%  $      4,260           1.74%         (0.88%)

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03              $       8.53          26.71%  $         60           1.45%          0.37%
Year Ended 10/31/02              $       6.98         (14.34%) $        163           1.45%          1.13%
9/28/01** Through 10/31/01       $       8.27           1.85%  $         10           1.45%         (0.89%)

                                                      RATIOS/SUPPLEMENTAL DATA:
                               -----------------------------------------------------------------
                                     RATIOS TO AVERAGE NET ASSETS: #
                               -------------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)
                                   WITHOUT WAIVERS,       WITHOUT WAIVERS,             PORTFOLIO
                                     REIMBURSEMENTS         REIMBURSEMENTS              TURNOVER
                               AND EARNINGS CREDITS   AND EARNINGS CREDITS               RATE(a)
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/03                            2.47%                 (0.60%)                717%
Year Ended 10/31/02                            2.45%                  0.23%               1,021%
Year Ended 10/31/01                            2.07%                 (0.15%)                564%
Year Ended 10/31/00                            1.95%                 (0.81%)                161%
Year Ended 10/31/99                            2.06%                 (0.72%)                149%

JAPAN FUND(j)
Year Ended 10/31/03                           19.54%!              (18.81%)!                797%
Year Ended 10/31/02                           22.18%!              (21.69%)!                409%
Year Ended 10/31/01                            9.28%!               (8.75%)!                196%
Year Ended 10/31/00                            5.49%!               (5.26%)!                123%
Year Ended 10/31/99                            5.44%!               (4.58%)!                133%

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03                           10.04%!               (8.22%)!                132%
Year Ended 10/31/02                           15.97%!              (13.39%)!                138%
9/28/01** Through 10/31/01                    11.06%!              (10.50%)!                 85%

                                                                PER SHARE OPERATING PERFORMANCE:
                               ----------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                              ----------------------------------------   ------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                  NET ASSET          NET        SECURITIES                  DIVIDENDS
                                     VALUE,   INVESTMENT             (BOTH  TOTAL FROM       FROM NET  DISTRIBUTIONS
                                  BEGINNING       INCOME      REALIZED AND  INVESTMENT     INVESTMENT    FROM CAPITAL         TOTAL
                                  OF PERIOD       (LOSS)       UNREALIZED)  OPERATIONS         INCOME           GAINS DISTRIBUTIONS
INTERNATIONAL
OPPORTUNITIES FUND(o)

Year Ended 10/31/03            $       7.49            (--)^(b)      1.68         1.68           0.07             --           0.07
Year Ended 10/31/02            $       8.63           0.02          (1.09)       (1.07)          0.07             --           0.07
9/10/01** Through 10/31/01     $       9.18          (0.01)^        (0.54)       (0.55)            --             --             --

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03            $       5.21           0.04^          2.27         2.31           0.03             --           0.03
Year Ended 10/31/02            $       5.14          (0.06)^         0.17         0.11           0.04             --           0.04
9/28/01** Through 10/31/01     $       4.88          (0.01)^         0.27         0.26             --             --             --

ASIA EQUITYFUND(p)
Year Ended 10/31/03            $      13.69             --^(b)       4.05         4.05             --             --             --
11/1/01* Through 10/31/02      $      15.00          (0.02)         (1.29)       (1.31)            --             --             --

INTERNATIONAL EQUITYFUND(i)
Year Ended 10/31/03            $      19.42           0.28^          3.66         3.94           0.19             --           0.19
2/28/02** Through 10/31/02     $      21.81           0.04^         (2.37)       (2.33)          0.06             --           0.06



  # Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end load or deferred sales load.
(a) Not annualized for periods less than one year.
(o) Formerly J.P. Morgan Institutional International Opportunities Fund.
  ^ Calculated upon average shares outstanding.
(b) Amount is less than 0.01.
 ** Commencement of offering of class of shares.
(m) Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(p) Formerly JPMorgan Fleming Pacific Region Fund.
  * Commencement of operations.
(i) Formerly Chase Vista Select International Equity Fund.

                                     PER SHARE OPERATING
                                        PERFORMANCE:                  RATIOS/SUPPLEMENTAL DATA:
                                 ---------------------------   ------------------------------------------
                                                                                 RATIOS TO AVERAGE NET
                                                                                       ASSETS: #
                                                                              ---------------------------
                                                                NET ASSETS,                           NET
                                    NET ASSET                        END OF                    INVESTMENT
                                   VALUE, END          TOTAL         PERIOD            NET         INCOME
                                    OF PERIOD   RETURN(1)(a)  (000 OMITTED)       EXPENSES         (LOSS)
INTERNATIONAL
OPPORTUNITIES FUND(o)

Year Ended 10/31/03              $       9.10          22.70%  $     10,650           1.90%         (0.02%)
Year Ended 10/31/02              $       7.49         (12.55%) $     12,057           1.90%          0.20%
9/10/01** Through 10/31/01       $       8.63          (5.99%) $     21,237           1.90%         (0.48%)

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03              $       7.49          44.65%  $        124           2.00%          0.59%
Year Ended 10/31/02              $       5.21           2.14%  $         46           2.00%         (0.47%)
9/28/01** Through 10/31/01       $       5.14           5.33%  $         11           2.00%         (1.53%)

ASIA EQUITYFUND(p)
Year Ended 10/31/03              $      17.74          29.58%  $        261           1.75%          0.02%
11/1/01* Through 10/31/02        $      13.69          (8.73%) $      2,282           1.75%         (0.12%)

INTERNATIONAL EQUITYFUND(i)
Year Ended 10/31/03              $      23.17          20.41%  $      8,502           1.50%          1.28%
2/28/02** Through 10/31/02       $      19.42         (10.70%) $         91           1.50%          0.50%

                                                      RATIOS/SUPPLEMENTAL DATA:
                               -----------------------------------------------------------------
                                     RATIOS TO AVERAGE NET ASSETS: #
                               -------------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)
                                   WITHOUT WAIVERS,       WITHOUT WAIVERS,             PORTFOLIO
                                     REIMBURSEMENTS         REIMBURSEMENTS              TURNOVER
                               AND EARNINGS CREDITS   AND EARNINGS CREDITS               RATE(a)
INTERNATIONAL
OPPORTUNITIES FUND(o)

Year Ended 10/31/03                            2.39%                 (0.51%)                  79%
Year Ended 10/31/02                            1.98%                  0.12%                  121%
9/10/01** Through 10/31/01                     1.90%                 (0.48%)                 110%

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03                           24.54%!               (21.95%)!                 85%
Year Ended 10/31/02                           37.57%!               (36.04%)!                 69%
9/28/01** Through 10/31/01                    12.12%!               (11.65%)!                 76%

ASIA EQUITYFUND(p)
Year Ended 10/31/03                            4.83%!                (3.06%)!                172%
11/1/01* Through 10/31/02                      5.16%!                (3.53%)!                106%

INTERNATIONAL EQUITYFUND(i)
Year Ended 10/31/03                            2.69%!                 0.09%!                  16%
2/28/02** Through 10/31/02                    55.25%!               (53.25%)!                 20%

CLASS B SHARES


                                                                PER SHARE OPERATING PERFORMANCE:
                               ----------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                              ----------------------------------------   ------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                  NET ASSET          NET     SECURITIES                     DIVIDENDS
                                     VALUE,   INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                                  BEGINNING       INCOME   REALIZED AND     INVESTMENT     INVESTMENT    FROM CAPITAL         TOTAL
                                  OF PERIOD       (LOSS)    UNREALIZED)     OPERATIONS         INCOME           GAINS DISTRIBUTIONS
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/03            $      12.63        (0.06)^         3.59           3.53           0.08             --           0.08
Year Ended 10/31/02            $      12.48         0.05^          0.10           0.15             --             --             --
Year Ended 10/31/01            $      17.38        (0.09)^        (3.12)         (3.21)            --           1.69           1.69
Year Ended 10/31/00            $      16.18        (0.27)^         1.83           1.56             --           0.36           0.36
Year Ended 10/31/99            $      14.24        (0.18)^         2.26           2.08           0.03           0.11           0.14

JAPAN FUND(j)
Year Ended 10/31/03            $       4.25        (0.11)^         2.22           2.11             --             --             --
Year Ended 10/31/02            $       5.13        (0.12)         (0.76)         (0.88)            --             --             --
Year Ended 10/31/01            $       7.93        (0.13)^        (2.67)         (2.80)            --             --             --
Year Ended 10/31/00            $       9.65        (0.22)^        (1.50)         (1.72)            --             --             --
Year Ended 10/31/99            $       6.32        (0.13)^         3.46           3.33             --             --             --

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03            $       6.96        (0.07)^         1.82           1.75           0.25             --           0.25
Year Ended 10/31/02            $       8.28        (0.02)^        (1.18)         (1.20)          0.12             --           0.12
9/28/01** Through 10/31/01     $       8.12        (0.01)^         0.17           0.16             --             --             --



  # Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end load or deferred sales load.
(a) Not annualized for periods less than one year.
(e) Formerly JPMorgan Fleming European Fund and previous to that Chase Vista European Fund.
  ^ Calculated upon average shares outstanding.
(j) Formerly Chase Vista Japan Fund.
 ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(v) Formerly JPMorgan International Equity Fund.
 ** Commencement of offering of class of shares.

                                     PER SHARE OPERATING
                                        PERFORMANCE:                  RATIOS/SUPPLEMENTAL DATA:
                                 ---------------------------   ------------------------------------------
                                                                                 RATIOS TO AVERAGE NET
                                                                                       ASSETS: #
                                                                              ---------------------------
                                                                NET ASSETS,                           NET
                                    NET ASSET                        END OF                    INVESTMENT
                                   VALUE, END          TOTAL         PERIOD            NET         INCOME
                                    OF PERIOD   RETURN(1)(a)  (000 OMITTED)       EXPENSES         (LOSS)
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/03              $      16.08          28.13%  $     11,583           2.35%         (0.47%)
Year Ended 10/31/02              $      12.63           1.20%  $     10,017           2.39%          0.38%
Year Ended 10/31/01              $      12.48         (20.03%) $     10,905           2.50%         (0.62%)
Year Ended 10/31/00              $      17.38           9.40%  $     18,546           2.49%         (1.35%)
Year Ended 10/31/99              $      16.18          14.66%  $     10,038           2.51%         (1.12%)

JAPAN FUND(j)
Year Ended 10/31/03              $       6.36          49.65%  $        469           2.50%         (2.18%)
Year Ended 10/31/02              $       4.25         (17.15%) $        109           2.50%         (2.25%)
Year Ended 10/31/01              $       5.13         (35.31%) $        135           2.47%         (1.92%)
Year Ended 10/31/00              $       7.93         (17.82%) $        322           2.52%         (2.29%)
Year Ended 10/31/99              $       9.65          52.69%  $      1,089           2.49%         (1.67%)

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03              $       8.46          25.97%  $        249           1.95%         (0.94%)
Year Ended 10/31/02              $       6.96         (14.72%) $        171           1.95%         (0.16%)
9/28/01** Through 10/31/01       $       8.28           1.97%  $         10           1.95%         (1.15%)

                                                      RATIOS/SUPPLEMENTAL DATA:
                               -----------------------------------------------------------------
                                     RATIOS TO AVERAGE NET ASSETS: #
                               -------------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)
                                   WITHOUT WAIVERS,       WITHOUT WAIVERS,             PORTFOLIO
                                     REIMBURSEMENTS         REIMBURSEMENTS              TURNOVER
                               AND EARNINGS CREDITS   AND EARNINGS CREDITS               RATE(a)
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/03                            3.09%                 (1.21%)                717%
Year Ended 10/31/02                            3.20%                 (0.43%)              1,021%
Year Ended 10/31/01                            2.82%                 (0.94%)                564%
Year Ended 10/31/00                            2.69%                 (1.55%)                161%
Year Ended 10/31/99                            2.83%                 (1.44%)                149%

JAPAN FUND(j)
Year Ended 10/31/03                           20.70%!               (20.38%)!               797%
Year Ended 10/31/02                           22.96%!               (22.71%)!               409%
Year Ended 10/31/01                           11.24%!               (10.69%)!               196%
Year Ended 10/31/00                            6.14%!                (5.91%)!               123%
Year Ended 10/31/99                            6.19%!                (5.37%)!               133%

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03                           10.41%!                (9.40%)!               132%
Year Ended 10/31/02                           15.43%!               (13.64%)!               138%
9/28/01** Through 10/31/01                    11.58%!               (10.78%)!                85%

                                                                PER SHARE OPERATING PERFORMANCE:
                               ----------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                              ----------------------------------------   ------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                  NET ASSET          NET     SECURITIES                     DIVIDENDS
                                     VALUE,   INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                                  BEGINNING       INCOME   REALIZED AND     INVESTMENT     INVESTMENT    FROM CAPITAL         TOTAL
                                  OF PERIOD       (LOSS)    UNREALIZED)     OPERATIONS         INCOME           GAINS DISTRIBUTIONS
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03            $       7.46        (0.04)^         1.68           1.64           0.07             --           0.07
Year Ended 10/31/02            $       8.63        (0.04)         (1.08)         (1.12)          0.05             --           0.05
9/10/01** Through 10/31/01     $       9.18        (0.01)^        (0.54)         (0.55)            --             --             --

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03            $       5.20           --^          2.28           2.28           0.03             --           0.03
Year Ended 10/31/02            $       5.13        (0.03)^         0.14           0.11           0.04             --           0.04
9/28/01** Through 10/31/01     $       4.88        (0.01)^         0.26           0.25             --             --             --

INTERNATIONAL EQUITYFUND(i)
Year Ended 10/31/03            $      19.39         0.15^          3.68           3.83           0.12             --           0.12
2/28/02** Through 10/31/02     $      21.81         0.03^         (2.43)         (2.40)          0.02             --           0.02



  # Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end load or deferred sales load.
(a) Not annualized for periods less than one year.
(o) Formerly J.P. Morgan Institutional International Opportunities Fund.
  ^ Calculated upon average shares outstanding.
 ** Commencement of offering of class of shares.
(m) Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(i) Formerly Chase Vista Select International Equity Fund.

                                     PER SHARE OPERATING
                                        PERFORMANCE:                  RATIOS/SUPPLEMENTAL DATA:
                                 ---------------------------   ------------------------------------------
                                                                                 RATIOS TO AVERAGE NET
                                                                                       ASSETS: #
                                                                              ---------------------------
                                                                NET ASSETS,                           NET
                                    NET ASSET                        END OF                    INVESTMENT
                                   VALUE, END          TOTAL         PERIOD            NET         INCOME
                                    OF PERIOD   RETURN(1)(a)  (000 OMITTED)       EXPENSES         (LOSS)
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03              $       9.03          22.18%  $      1,403           2.40%         (0.58%)
Year Ended 10/31/02              $       7.46         (13.05%) $      1,365           2.40%         (0.30%)
9/10/01** Through 10/31/01       $       8.63          (5.99%) $      2,950           2.40%         (0.95%)

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03              $       7.45          43.99%  $         95           2.50%          0.03%
Year Ended 10/31/02              $       5.20           2.04%  $         41           2.50%         (0.34%)
9/28/01** Through 10/31/01       $       5.13           5.12%  $         11           2.50%         (2.00%)

INTERNATIONAL EQUITYFUND(i)
Year Ended 10/31/03              $      23.10          19.84%  $        178           2.00%          0.74%
2/28/02** Through 10/31/02       $      19.39         (11.00%) $         22           2.00%          0.27%

                                                      RATIOS/SUPPLEMENTAL DATA:
                               -----------------------------------------------------------------
                                     RATIOS TO AVERAGE NET ASSETS: #
                               -------------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)
                                   WITHOUT WAIVERS,       WITHOUT WAIVERS,             PORTFOLIO
                                     REIMBURSEMENTS         REIMBURSEMENTS              TURNOVER
                               AND EARNINGS CREDITS   AND EARNINGS CREDITS               RATE(a)
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03                            2.89%                  (1.07%)                 79%
Year Ended 10/31/02                            2.49%                  (0.39%)                121%
9/10/01** Through 10/31/01                     2.40%                  (0.95%)                110%

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03                           25.36%!                (22.83%)!                85%
Year Ended 10/31/02                           36.79%!                (34.63%)!                69%
9/28/01** Through 10/31/01                    12.62%!                (12.12%)!                76%

INTERNATIONAL EQUITYFUND(i)
Year Ended 10/31/03                            6.19%!                 (3.45%)!                16%
2/28/02** Through 10/31/02                    74.45%!                (72.18%)!                20%

CLASS C SHARES


                                                                PER SHARE OPERATING PERFORMANCE:
                               ----------------------------------------------------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                              ----------------------------------------   ------------------------------------------
                                                              NET GAINS
                                                           OR LOSSES ON
                                  NET ASSET          NET     SECURITIES                     DIVIDENDS
                                     VALUE,   INVESTMENT          (BOTH     TOTAL FROM       FROM NET  DISTRIBUTIONS
                                  BEGINNING       INCOME   REALIZED AND     INVESTMENT     INVESTMENT    FROM CAPITAL         TOTAL
                                  OF PERIOD       (LOSS)    UNREALIZED)     OPERATIONS         INCOME           GAINS DISTRIBUTIONS
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/03            $      12.62        (0.06)^         3.58           3.52           0.08             --           0.08
Year Ended 10/31/02            $      12.47         0.05^          0.10           0.15             --             --             --
Year Ended 10/31/01            $      17.37        (0.08)^        (3.13)         (3.21)            --           1.69           1.69
Year Ended 10/31/00            $      16.19        (0.26)^         1.80           1.54             --           0.36           0.36
11/1/98** Through 10/31/99     $      14.24        (0.08)^         2.17           2.09           0.03           0.11           0.14

INTERNATIONAL EQUITY FUND(i)
1/31/03** Through 10/31/03     $      18.43         0.08^          4.65           4.73           0.11             --           0.11



  # Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end load or deferred sales load.
(a) Not annualized for periods less than one year.
(e) Formerly JPMorgan Fleming European Fund and previous to that Chase Vista European Fund.
  ^ Calculated upon average shares outstanding.
 ** Commencement of offering of class of shares.
(i) Formerly Chase Vista Select International Equity Fund.
  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                     PER SHARE OPERATING
                                         PERFORMANCE:                 RATIOS/SUPPLEMENTAL DATA:
                                 ---------------------------   ------------------------------------------
                                                                                 RATIOS TO AVERAGE NET
                                                                                       ASSETS: #
                                                                              ---------------------------
                                                                NET ASSETS,                           NET
                                    NET ASSET                        END OF                    INVESTMENT
                                   VALUE, END          TOTAL         PERIOD            NET         INCOME
                                    OF PERIOD   RETURN(1)(a)  (000 OMITTED)       EXPENSES         (LOSS)
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/03              $      16.06          28.09%  $      2,914           2.35%         (0.42%)
Year Ended 10/31/02              $      12.62           1.20%  $      2,512           2.39%          0.36%
Year Ended 10/31/01              $      12.47         (20.04%) $      2,922           2.50%         (0.55%)
Year Ended 10/31/00              $      17.37           9.27%  $      4,229           2.49%         (1.33%)
11/1/98** Through 10/31/99       $      16.19          14.73%  $      1,460           2.51%         (0.61%)

INTERNATIONAL EQUITY FUND(i)
1/31/03** Through 10/31/03       $      23.05          25.70%  $      1,681           2.00%          0.48%

                                                      RATIOS/SUPPLEMENTAL DATA:
                               -----------------------------------------------------------------
                                     RATIOS TO AVERAGE NET ASSETS: #
                               -------------------------------------------
                                                            NET INVESTMENT
                                           EXPENSES          INCOME (LOSS)
                                   WITHOUT WAIVERS,       WITHOUT WAIVERS,             PORTFOLIO
                                     REIMBURSEMENTS         REIMBURSEMENTS              TURNOVER
                               AND EARNINGS CREDITS   AND EARNINGS CREDITS               RATE(a)
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/03                            3.09%                 (1.16%)                 717%
Year Ended 10/31/02                            3.20%                 (0.45%)               1,021%
Year Ended 10/31/01                            2.82%                 (0.87%)                 564%
Year Ended 10/31/00                            2.67%                 (1.51%)                 161%
11/1/98** Through 10/31/99                     2.83%                 (0.93%)                 149%

INTERNATIONAL EQUITY FUND(i)
1/31/03** Through 10/31/03                     2.85%!                (0.37%)!                 16%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


PORTFOLIO HOLDINGS
A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information. If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


The Investment Company Act File Nos. for each Fund are:



Fleming Asia Equity Fund                    811-05151
Fleming Emerging Markets Equity Fund        811-07342
Fleming International Equity Fund           811-07843
Fleming International Opportunities Fund    811-07342
Fleming International Value Fund            811-07342
Fleming Intrepid European Fund              811-05151
Fleming Japan Fund                          811-05151



(C) J.P. Morgan Chase & Co. All Rights Reserved. March 2004

PR-INTEQABC-304

JPMORGAN FUNDS

PROSPECTUS


MARCH 1 2004


[GRAPHIC]

JPMORGAN INTERNATIONAL EQUITY FUNDS

INSTITUTIONAL CLASS SHARES

FLEMING ASIA EQUITY FUND

FLEMING EMERGING MARKETS EQUITY FUND


FLEMING INTERNATIONAL OPPORTUNITIES FUND


FLEMING INTERNATIONAL VALUE FUND


FLEMING INTREPID EUROPEAN FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JP MORGAN FLEMING ASSET MANAGEMENT LOGO]

[JP MORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Fleming Asia Equity Fund                                     1
Fleming Emerging Markets Equity Fund                         8
Fleming International Opportunities Fund                    15
Fleming International Value Fund                            22
Fleming Intrepid European Fund                              28
The Funds' Management and Administration                    34
How Your Account Works                                      36
    Buying Fund Shares                                      36
    Selling Fund Shares                                     37
    Exchanging Fund Shares                                  37
    Other Information Concerning The Funds                  38
    Distributions and Taxes                                 38
Risk and Reward Elements                                    40
Financial Highlights                                        44
How To Reach Us                                     BACK COVER

JPMORGAN FLEMING ASIA EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-43.


THE FUND'S OBJECTIVE
The Fund will seek total return from long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region, except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The "Asian Region" includes but is not limited to, Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JF International Management Inc. (JFIMI), to be of comparable quality.


The Fund may invest any portion of its assets that is not in equity securities in high-quality short term money market instruments, repurchase agreements or equity securities of companies in other countries outside of the Asian Region. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These debt securities may be in various currencies.

During unusual circumstances, the Fund may invest up to 20% of its total assets in debt securities issued by governmental entities and and private issuers.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region.

The sub-adviser's portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.


The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria, if certain political and economic events occur or if it believes that more attractive opportunities are available.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in Asian markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. Investing in this Fund has added risk because of political and economic factors in various countries in the Asian Region.


The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries in the Asian Region may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


Some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will decrease the value of the Fund.

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities and other debt securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM


THE FUND IS NOT DESIGNED FOR INVESTORS WHO:


-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past two calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country Far East Free ex Japan Index, a broad-based securities market index, and the Lipper Pacific Region Ex-Japan Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2002          -15.96%
2003           39.43%


BEST QUARTER 2nd quarter, 2003                18.91%
----------------------------------------------------
WORST QUARTER 3rd quarter, 2002              -16.39%


* The performance figures in the table for the period before Institutional Class Shares were launched on 6/28/02, and the performance figures in the bar chart prior to 1/1/03, are based on the performance of the Class A Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                                  PAST 1 YEAR     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                                     39.43            10.30

Return After Taxes on Distributions                                                     39.44            10.30

Return After Taxes on Distributions and Sale of Fund Shares                             26.16             8.91
--------------------------------------------------------------------------------------------------------------
MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                     44.96            25.40
--------------------------------------------------------------------------------------------------------------
LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                       50.08            25.63


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) The Fund commenced operations on 11/1/01. Performance for the indexes is from 11/30/01.

^   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                            1.00
DISTRIBUTION (RULE 12b-1) FEES                                                             NONE
SHAREHOLDER SERVICE FEES                                                                   0.10
OTHER EXPENSES(1)                                                                          1.55
-----------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                            2.65
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                 (1.30)
-----------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                            1.35



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees to reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and


- net expenses through 2/28/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual cost may be higher or lower.



                                          1 YEAR       3 YEARS        5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 137           700          1,289         2,887

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-43.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.


THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities of the above countries.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equities, it may also invest in debt securities. The Fund may invest in high yield securities which are below investment grade (junk bonds).

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers developing countries as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each country according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


-   catalysts that could trigger a change in a stock's price

-   potential reward compared to potential risk

-   temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in emerging markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities rated in the lowest investment grade category by Moody's S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


-   ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM


THE FUND IS NOT DESIGNED FOR INVESTORS WHO:


-   ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-   ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL


-   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI Emerging Markets Equity Free Index, a broad-based securities market index, and the Lipper Emerging Market Funds Average, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994         -7.19%
1995         -9.68%
1996          8.84%
1997         -7.71%
1998        -30.33%
1999         59.40%
2000        -30.23%
2001         -4.12%
2002         -8.84%
2003         50.90%

BEST QUARTER 4th quarter, 1999             25.88%
-------------------------------------------------
WORST QUARTER 2nd quarter, 1998           -23.56%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 1/1/94 to 9/10/01.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2003*



                                                                PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                50.90           7.97         (1.49)

Return After Taxes on Distributions                                50.59           7.73         (2.24)

Return After Taxes on Distributions and Sale of Fund Shares        33.48           6.78         (1.68)
----------------------------------------------------------------------------------------------------------
MSCI EMERGING MARKETS EQUITY FREE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                56.28          10.61          0.18
----------------------------------------------------------------------------------------------------------
LIPPER EMERGING MARKET FUNDS AVERAGE^
(REFLECTS NO DEDUCTION FOR TAXES)                                  56.96          11.02          0.24


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                       1.00
DISTRIBUTION (RULE 12b-1) FEES                                                        NONE
SHAREHOLDER SERVICE FEES                                                              0.10
OTHER EXPENSES(1)                                                                     0.85
------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                       1.95
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                            (0.50)
------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                       1.45



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent that total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.45% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and


- net expenses through 2/28/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                          1 YEAR       3 YEARS        5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 148           564          1,006         2,234

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-43.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to proprietary research of the adviser of the Fund, JPMIM. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.


Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


-   catalysts that could trigger a change in a stock's price

-   potential reward compared to potential risk

-   temporary mispricings caused by market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its equity picking and currency management decisions.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

WHO MAY WANT TO INVEST


THE FUND IS DESIGNED FOR INVESTORS WHO:


-   ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM


THE FUND IS NOT DESIGNED FOR INVESTORS WHO:


-   ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT

-   ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares*. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, broad-based market index, and Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998       3.83%
1999      39.90%
2000     -16.21%
2001     -19.06%
2002     -17.23%
2003      34.96%

BEST QUARTER 4th quarter, 1998             22.08%
------------------------------------------------
WORST QUARTER 3rd quarter, 1998           -21.34%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 2/26/97 (commencement of operations) to 9/10/01.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time for periods ended December 31, 2003*,1



                                                                 PAST 1 YEAR  PAST 5 YEARS   LIFE OF FUND
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                    34.96          1.17           1.66

Return After Taxes on Distributions                                    35.44          0.78           1.17

Return After Taxes on Distributions and Sale of Fund Shares            24.40          0.89           1.20
----------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    38.59         (0.05)          3.22
----------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      36.00          2.13           4.11


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) The Fund commenced operations on 2/26/97. Performance for the indexes is from 2/28/97.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                 0.60
DISTRIBUTION (RULE 12b-1) FEES                                                                  NONE
SHAREHOLDER SERVICE FEES                                                                        0.10
OTHER EXPENSES(1)                                                                               0.39
----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                 1.09
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                      (0.17)
----------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                 0.92



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.92% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and


- net expenses through 2/28/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                          1 YEAR        3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                  94            330            584           1,313

JPMORGAN FLEMING INTERNATIONAL VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-43.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund's sector weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMIM, while underweighting or avoiding those that appear overvalued.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.


BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-   THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-   THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


-   value characteristics such as low price to book and price to earnings ratios


- catalysts that could trigger a change in a stock's price - potential reward compared to potential risk

-   temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.


Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

 Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-   ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM


THE FUND IS NOT DESIGNED FOR INVESTORS WHO:


-   ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-   ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-   REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-   ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI EAFE Value Index and Citigroup Prime Market Index (PMI) Value Europe, Pacific and Asia Composite (EPAC) Index, each a broad-based securities market index, and the Lipper International Funds Index, a broad-based index. In the past, the Fund has compared its performance to the Citigroup PMI Value EPAC Index, but will now compare its performance to the MSCI EAFE Value Index. The adviser believes that the MSCI EAFE Value Index is more appropriate since it more accurately reflects the Fund's investment strategy.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994       6.00%
1995       7.96%
1996       8.48%
1997       1.46%
1998      13.62%
1999      30.22%
2000     -17.75%
2001     -21.92%
2002     -17.35%
2003      40.22%


BEST QUARTER 2nd quarter, 2003             21.23%
-------------------------------------------------
WORST QUARTER 3rd quarter, 2002           -20.89%



* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Institutional Class was launched on 9/10/01 is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 1/1/94 to 9/10/01.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                 PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                    40.22           (0.63)             3.32

Return After Taxes on Distributions                                    40.00           (1.62)             2.13

Return After Taxes on Distributions and Sale of Fund Shares            26.41           (0.92)             2.23
--------------------------------------------------------------------------------------------------------------
MSCI EAFE VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEE, EXPENSE OR TAX)                        45.30            3.66              6.75
--------------------------------------------------------------------------------------------------------------
CITIGROUP PMI VALUE EPAC INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    42.12            3.07              6.53
 --------------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      36.00            2.13              5.31


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                                                0.60
DISTRIBUTION (RULE 12b-1) FEES                                                                 NONE
SHAREHOLDER SERVICE FEES                                                                       0.10
OTHER EXPENSES(1)                                                                              0.85
---------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                1.55
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                     (0.60)
---------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                0.95



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent that total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.95% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            97       430       788      1,794

JPMORGAN FLEMING INTREPID EUROPEAN FUND
  (FORMERLY JPMORGAN FLEMING EUROPEAN FUND)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 40-43.


THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be denominated in various currencies.

The Fund may invest in debt securities issued by governmental entities and private issuers.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser to the Fund is JPMIM. In managing the Fund, the sub-adviser uses a bottom up stock selection process that focuses on the value and growth characteristics of stocks.


The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the sub-adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the sub-adviser believes are appropriate.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.


While the Fund's assets will usually be invested in a number of different western European countries, the Fund's adviser may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT

-  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR  INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based securities market index, and the Lipper European Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996      28.10%
1997      21.38%
1998      28.17%
1999      36.06%
2000     -14.73%
2001     -12.35%
2002      -7.06%
2003      45.67%

BEST QUARTER 4th quarter, 1999             33.36%
-------------------------------------------------
WORST QUARTER 3rd quarter, 1998           -16.97%


* The performance figures in the table for the period before Institutional Class Shares were launched on 9/10/01, and the performance figures in the bar chart prior to 1/1/03, are based on the performance of the Class A Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.


(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                45.67          6.67          13.46

Return After Taxes on Distributions                                47.95          6.41          12.06

Return After Taxes on Distributions and Sale of Fund Shares        32.10          5.86          11.17
---------------------------------------------------------------------------------------------------------
MSCI EUROPE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                38.54         (0.78)          8.35
---------------------------------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                  38.12          1.84           9.28


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*   See footnote on previous page.

(1) The Fund commenced operations on 11/2/95. Performance for the indexes is from 11/30/95.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                            0.65
DISTRIBUTION (RULE 12b-1) FEES                             NONE
SHAREHOLDER SERVICE FEES                                   0.10
OTHER EXPENSES(1)                                          1.26
----------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                            2.01
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                 (1.01)
----------------------------------------------------------------
NET EXPENSES(2)                                            1.00



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


-   $10,000 initial investment,

-   5% return each year, and


- net expenses through 2/28/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual cost may be higher or lower.



                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            102      533       989      2,257

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Fleming Emerging Markets Equity Fund, Fleming International Opportunities Fund and Fleming International Value Fund are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Fleming Asia Equity Fund and Fleming Intrepid European Fund are series of Mutual Fund Group, a Massachusetts business trust. J.P. Morgan Institutional Funds and J.P. Morgan Mutual Fund Group (the Trusts) are all governed by the same trustees. The trustees of the Trusts are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for Fleming Emerging Markets Equity, Fleming International Opportunities and Fleming International Value Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JFIMI is the sub-adviser to the Fleming Asia Equity Fund. It makes the day-to-day investment decisions for the Fund. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House, 8 Connaught Road, Central Hong Kong.

JPMFAM (London) is the sub-adviser to the Fleming Intrepid European Fund. It makes the day-to-day investment decisions for the Fund. JPMIM pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. EC2Y9AQ.

JPMIM is wholly a owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. (JPMFAMH), which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

JFIMI is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management
(Asia) Inc., which is wholly owned by JPMFAMH.

JPMFAM (London) is a wholly owned subsidiary of J.P. Morgan Investment Management Limited, which is a wholly owned subsidiary of Robert Fleming Asset Management Limited, which is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management International Limited, which is wholly owned by JPMFAMH.

During the most recent fiscal year ended 10/31/03, the adviser was paid management fees (net of waivers), as shown below as a percentage of average daily net assets:



FUND                                                 %
------------------------------------------------------
FLEMING ASIA EQUITY FUND                          0.06
------------------------------------------------------
FLEMING EMERGING MARKET EQUITY FUND               0.76
------------------------------------------------------
FLEMING INTERNATIONAL OPPORTUNITIES FUND          0.58
------------------------------------------------------
FLEMING INTERNATIONAL VALUE FUND                  0.31
------------------------------------------------------
FLEMING INTREPID EUROPEAN FUND                    0.15


THE PORTFOLIO MANAGERS

FLEMING ASIA EQUITY FUND

The portfolio management team is comprised of Charlotte Yew, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1990, Michael Koh, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1981 and Edward Pulling, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1995.

FLEMING EMERGING MARKETS EQUITY FUND
The management team is led by Richard Schmidt, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1991, and Gulce Cini, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1992.


FLEMING INTERNATIONAL OPPORTUNITIES FUND
The management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984, Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in 1997, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining JPMorgan Chase, Mr. Alexandrakis was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/ international wrap fee products from 1994-1998.


FLEMING INTERNATIONAL VALUE FUND

The portfolio management team is overseen by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase (or one of its predecessors) since 1987, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London. Prior to joining JPMorgan Chase, Mr. Alexandrakis was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.

FLEMING INTREPID EUROPEAN FUND
James Elliot and Ajay Gambhir are both Assistant Di-rectors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICE AGENT

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.10% annual fee to such entities for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


BUYING FUND SHARES
You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything a class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market price, but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, any of JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

GENERAL

Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, a fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Service Funds Center does not receive payment by 4:00 p.m. Eastern time on the settlement date. Any funds received in connection with late orders will be invested on the following business day.

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional
Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICE FIRM
Tell your financial service firm which Funds you want to buy and he or she will contact us. Your financial service firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some financial service firms charge a single fee that covers all services. Your financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. Your financial service firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

SELLING FUND SHARES
When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICE FIRM
Tell your financial service firm which Funds you want to sell. Your financial service firm must accept you order by the close of regular trading on the NYSE in order for us to process your order at that day's price. They will send all necessary documents to the JPMorgan Funds Service Center. Your financial service firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-348-4782. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

Carefully read the prospectus of the Fund you want to buy before making an exchange.
Call 1-800-348-4782 for details.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your financial service firm.

ABUSIVE TRADING
The Fleming Asia Equity Fund, Fleming Emerging Markets Equity Fund, Fleming Intrepid European Fund, Fleming International Opportunities Fund and Fleming International Value Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. The Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your financial service firm. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each Fund's assets at the close of its taxable year will be in securities of foreign corporations, each Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

JPMORGAN INTERNATIONAL EQUITY FUNDS


RISK AND REWARD ELEMENTS


This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
FOREIGN AND OTHER MARKET
CONDITIONS

- Each Fund's share price and    - Stocks have generally          - Under normal circumstances
  performance will fluctuate       outperformed more stable         each Fund plans to remain
  in response to stock and         investments (such as bonds       fully invested in accordance
  bond market movements            and cash equivalents) over       with its policies and may
                                   the long term                    invest uninvested cash in
                                                                    affiliated money market
- The value of most bonds will   - Foreign investments, which       funds; equity investments
  fall when interest rates         represent a major portion of     may include common stocks,
  rise; the longer a               the world's securities,          convertible securities,
  bonds' maturity and the lower    offer attractive potential       preferred stocks, depositary
  its credit quality, the more     performance and                  receipts (such as ADRs and
  its value typically falls        opportunities for                EDRs), trust or partnership
                                   diversification                  interests, warrants, rights,
- A Fund could lose money                                           and investment company
  because of foreign             - Most bonds will rise in          securities
  government actions,              value when interest rates
  political instability, or        fall                           - Each Fund seeks to limit
  lack of adequate and/or                                           risk and enhance performance
  accurate information           - Foreign bonds, which             through active management,
                                   represent a major portion of     country allocation and
- Investment risks tend to be      the world's fixed income         diversification
  higher in emerging markets.      securities, offer attractive
  These markets also present       potential performance and      - During severe market down-
  higher liquidity and             opportunities for                turns, the Funds have the
  valuation risks                  diversification                  option of investing up to
                                                                    100% of assets in high
- Adverse market conditions      - Emerging markets can offer       quality short-term
  may from time to time cause      higher returns                   instruments
  a Fund to take temporary
  defensive positions that are
  inconsistent with its
  principal investment
  strategies and may hinder
  the Fund from achieving its
  investment objective

- For the Fleming Emerging
  Markets Equity Fund, there
  are heightened risks
  associated specifically with
  establishing record
  ownership and custody of
  Russian securities

- The Fleming Asia Equity Fund
  and Fleming Intrepid
  European Fund are
  non-diversified, which means
  that a relatively high
  percentage of each Fund's
  assets may be invested in a
  limited number of issuers.
  Therefore, its performance
  may be more vulnerable to
  changes in the market
  value of a single issuer or
  a group of issuers

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
MANAGEMENT CHOICES

- A Fund could underperform      - A Fund could outperform its    - The sub-advisers focus their
  its benchmark due to its         benchmark due to these same      active management on
  securities choices and other     choices                          securities selection, the
  management decisions                                              area where they believe
                                                                    their commitment to research
                                                                    can most enhance returns

FOREIGN CURRENCIES

- Currency exchange rate         - Favorable exchange rate        - Except as noted earlier in
  movements could reduce gains     movements could generate         this prospectus, each Fund
  or create losses                 gains or reduce losses           manages the currency
                                                                    exposure of its foreign
- Currency risks tend to be                                         investments relative to its
  higher in emerging markets;                                       benchmark and may hedge a
  these markets also present                                        portion of its foreign
  higher liquidity and                                              currency exposure into the
  valuation risks                                                   U.S. dollar from time to
                                                                    time (see also
WHEN-ISSUED AND DELAYED                                             "Derivatives")
DELIVERY SECURITIES

- When a Fund buys securities    - A Fund can take advantage of   - Each Fund segregates liquid
  before issue or for delayed      attractive transaction           assets to offset leverage
  delivery, it could be            opportunities                    risk
  exposed to leverage risk if
  it does not segregate liquid
  assets

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
DERIVATIVES

- Derivatives such as futures,   - Hedges that correlate well     - Each Fund uses derivatives
  options, swaps, and forward      with underlying positions        for hedging and for risk
  foreign currency contracts(1)    can reduce or eliminate          management (i.e., to
  that are used for hedging        losses at low cost               establish or adjust exposure
  the portfolio or specific                                         to particular securities,
  securities may not fully       - A Fund could make money and      markets or currencies);
  offset the underlying            protect against losses if        risk management may include
  positions and this could         the investment analysis          management of the Fund's
  result in losses to a Fund       proves correct                   exposure relative to its
  that would not have                                               benchmark
  otherwise occurred             - Derivatives that involve
                                   leverage could generate        - Each Fund only establishes
- Derivatives used for risk        substantial gains at low         hedges that it expects will
  management or, for certain       cost                             be highly correlated with
  Funds, to increase a Fund's                                       underlying positions
  gain may underlying
  positions not have the                                          - The Fleming Asia Equity and
  intended effects and may                                          Fleming Intrepid European
  result in losses or missed                                        Funds may use derivatives in
  opportunities                                                     an effort to produce
                                                                    increased income or gains
- The counterparty to a
  derivatives contract could
  default

- Derivatives that involve
  leverage could magnify
  losses

- Certain types of derivatives
  involve costs to a Fund
  which can reduce returns

- Derivatives used for
  non-hedging purposes could
  cause losses that exceed the
  original investment

- Derivatives may, for tax
  purposes, affect the
  character of gain and loss
  realized by a Fund,
  accelerate recognition of
  income to a Fund, affect the
  holding period of a Fund's
  assets and defer recognition
  of certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                  POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                AND REWARD
SECURITIES LENDING

- When a Fund lends a            - A Fund may enhance income      - The sub-adviser maintains a
  security, there is a risk        through the investment of        list of approved borrowers
  that the loaned securities       the collateral received from
  may not be returned if the       the borrower                   - Each Fund receives
  borrower or the lending                                           collateral equal to at least
  agent defaults                                                    100% of the current value of
                                                                    securities loaned plus
- The collateral will be                                            accrued interest
  subject to the risks of the
  securities in which it is                                       - The lending agents indemnify
  invested                                                          the Funds against borrower
                                                                    default

                                                                  - Each sub-advisers'
                                                                    collateral investment
                                                                    guidelines limit the quality
                                                                    and duration of collateral
                                                                    investment to minimize
                                                                    losses

                                                                  - Upon recall, the borrower
                                                                    must return the securities
                                                                    loaned within the normal
                                                                    settlement period

ILLIQUID HOLDINGS

- A Fund could have difficulty   - These holdings may offer       - No Fund may invest more than
  valuing these holdings           more attractive yields or        15% of net assets in
  precisely                        potential growth than            illiquid holdings
                                   comparable widely traded
- A Fund could be unable to        securities                     - To maintain adequate
  sell these holdings at the                                        liquidity to meet
  time or price it desires                                          redemptions, each Fund may
                                                                    hold high-quality short-term
                                                                    instruments (including
                                                                    repurchase agreements) and
                                                                    for temporary or
                                                                    extraordinary purposes, may
                                                                    borrow from banks up to
                                                                    33 1/3% of the value of its
                                                                    total assets

SHORT-TERM TRADING

- Increased trading could        - A Fund could realize gains     - Each Fund generally avoids
  raise a Fund's brokerage and     in a short period of time        short-term trading, except
  related costs                                                     to take advantage of
                                 - A Fund could protect against     attractive or unexpected
- Increased short-term capital     losses if a stock is             opportunities or to meet
  gains distributions could        overvalued and its value         demands generated by
  raise shareholders' income       later falls                      shareholder activity
  tax liability

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

INSTITUTIONAL CLASS SHARES



                                                                                PER SHARE OPERATING PERFORMANCE:
                                 -----------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                             -----------------------------------      -------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                 NET ASSET         NET     SECURITIES                 DIVIDENDS
                                    VALUE,  INVESTMENT          (BOTH   TOTAL FROM      FROM NET   DISTRIBUTIONS
                                 BEGINNING      INCOME   REALIZED AND   INVESTMENT    INVESTMENT    FROM CAPITAL           TOTAL
                                 OF PERIOD      (LOSS)    UNREALIZED)   OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/03               $  13.33        0.12^          3.82          3.94         0.10              --            0.10
Year Ended 10/31/02               $  12.99        0.24^          0.10          0.34           --              --              --
9/10/01** Through 10/31/01        $  13.14       (0.05)^        (0.10)        (0.15)          --              --              --

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03               $   7.02        0.02^          1.82          1.84         0.25              --            0.25
Year Ended 10/31/02               $   8.28        0.06^         (1.19)        (1.13)        0.13              --            0.13
Year Ended 10/31/01               $  12.28        0.07^         (3.02)        (2.95)          --            1.05            1.05
Year Ended 10/31/00               $  13.56        0.05          (0.66)        (0.61)        0.16            0.51            0.67
Year Ended 10/31/99               $  11.21        0.19           2.51          2.70         0.35              --            0.35



  # Short periods have been annualized.
(a) Not annualized for periods less than one year.
(e) Formerly JPMorgan Fleming European Fund and previous to that Chase Vista European Fund.
  ^ Calculated upon average shares outstanding.
 ** Commencement of offering of class of shares.

  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(v) Formerly JPMorgan International Equity Fund.
  ~ Prior to September 10, 2001, International Value Fund invested all of its investable assets in The International Equity Portfolio ("IEP").

                                 PER SHARE OPERATING PERFORMANCE:
                               -------------------------------------
                                        LESS DISTRIBUTIONS:
                               -------------------------------------
                                  NET ASSET
                                 VALUE, END         TOTAL
                                  OF PERIOD      RETURN(a)
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/03                $  17.17         29.83%
Year Ended 10/31/02                $  13.33          2.62%
9/10/01** Through 10/31/01         $  12.99         (1.14%)

INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03                $   8.61         27.23%
Year Ended 10/31/02                $   7.02        (13.89%)
Year Ended 10/31/01                $   8.28        (26.06%)
Year Ended 10/31/00                $  12.28         (5.16%)
Year Ended 10/31/99                $  13.56         24.70%

                                                                            RATIOS/SUPPLEMENTAL DATA:
                                  --------------------------------------------------------------------------------------------------
                                                                           RATIOS TO AVERAGE NET ASSETS: #
                                                 ---------------------------------------------------------------------
                                      NET ASSETS,                     NET                                NET INVESTMENT
                                          END OF               INVESTMENT               EXPENSES          INCOME (LOSS)   PORTFOLIO
                                          PERIOD       NET         INCOME   WITHOUT WAIVERS, AND   WITHOUT WAIVERS, AND    TURNOVER
                                   (000 OMITTED)  EXPENSES         (LOSS)         REIMBURSEMENTS         REIMBURSEMENTS     RATE(a)
INTREPID EUROPEAN FUND(e)
Year Ended 10/31/03                    $  12,038      1.00%          0.86%                  2.01%                (0.15%)       717%
Year Ended 10/31/02                    $   6,305      1.00%          1.81%                  2.25%                 0.56%      1,021%
9/10/01** Through 10/31/01             $   4,740      1.00%         (2.60%)                 3.34%!               (4.94%)+      564%


INTERNATIONAL VALUE FUND(v)
Year Ended 10/31/03                    $  26,356      0.95%          0.28%                  1.55%                (0.32%)       132%
Year Ended 10/31/02                    $  28,644      0.95%          0.91%                  1.16%                 0.70%        138%
Year Ended 10/31/01                    $ 142,590      0.92%          0.70%                  0.93%                 0.69%         85%~
Year Ended 10/31/00                    $ 432,785      0.95%          0.50%                  0.95%                 0.50%         80%~
Year Ended 10/31/99                    $ 471,195      0.95%          0.81%                  0.95%                 0.81%         70%~

                                                                                  PER SHARE OPERATING PERFORMANCE:
                                -----------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:                  LESS DISTRIBUTIONS:
                                            --------------------------------------   ------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                                NET ASSET          NET     SECURITIES                 DIVIDENDS
                                   VALUE,   INVESTMENT          (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                                BEGINNING       INCOME   REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL           TOTAL
                                OF PERIOD       (LOSS)    UNREALIZED)   OPERATIONS       INCOME           GAINS   DISTRIBUTIONS
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03               $  7.55         0.08^          1.71         1.79         0.08              --            0.08
Year Ended 10/31/02               $  8.64         0.09          (1.08)       (0.99)        0.10              --            0.10
12/1/00 Through 10/31/01***       $ 11.39         0.12^         (2.60)       (2.48)        0.11            0.16            0.27
Year Ended 11/30/00               $ 12.92         0.08          (1.42)       (1.34)        0.19              --            0.19
Year Ended 11/30/99               $ 10.11         0.25           2.88         3.13         0.32              --            0.32
Year Ended 11/30/98               $  9.94         0.22           0.05         0.27         0.10              --            0.10

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03               $  5.25         0.07^          2.31         2.38         0.04              --            0.04
Year Ended 10/31/02               $  5.14         0.04^          0.12         0.16         0.05              --            0.05
Year Ended 10/31/01               $  6.68         0.07^         (1.60)       (1.53)        0.01              --            0.01
Year Ended 10/31/00               $  7.22         0.02          (0.50)       (0.48)        0.06              --            0.06
Year Ended 10/31/99               $  5.91         0.14           1.68         1.82         0.51              --            0.51

ASIA EQUITY FUND(p)
Year Ended 10/31/03               $ 13.71         0.17^          3.96         4.13           --              --              --
6/28/02** Through 10/31/02        $ 15.86           --          (2.15)       (2.15)          --              --              --



  #  Short periods have been annualized.
(a)  Not annualized for periods less than one year.
(o)  Formerly J.P. Morgan Institutional International Opportunities Fund.
  ^  Calculated upon average shares outstanding.
 ~~ Prior to September 10, 2001, International Opportunities Fund invested all of its investable assets in the International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.
***  The Fund changed its fiscal year end from November 30 to October 31.
(m)  Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
  ~ Prior to September 10, 2001, Emerging Markets Equity Fund invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of EMP.
(p)  Formerly J.P. Morgan Fleming Pacific Region Fund.
**   Commencement of offering of class of shares.

                                 PER SHARE OPERATING PERFORMANCE:                       RATIOS/SUPPLEMENTAL DATA:
                                 --------------------------------    --------------------------------------------------------------
                                                                                              RATIOS TO AVERAGE NET ASSETS: #
                                                                                   ------------------------------------------------
                                                                     NET ASSETS,                      NET
                                            NET ASSET                     END OF               INVESTMENT               EXPENSES
                                           VALUE, END      TOTAL          PERIOD          NET      INCOME       WITHOUT WAIVERS,
                                            OF PERIOD   RETURN(a)   (000 OMITTED)    EXPENSES       (LOSS)     AND REIMBURSEMENTS
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03                           $  9.26       24.02%   $  133,907         0.92%        1.10%             1.09%
Year Ended 10/31/02                           $  7.55      (11.67%)  $  209,286         0.92%        1.21%             0.98%
12/1/00 Through 10/31/01***                   $  8.64      (22.24%)  $  231,048         0.94%        1.25%             0.95%
Year Ended 11/30/00                           $ 11.39      (10.55%)  $  461,016         0.91%        0.84%             0.91%
Year Ended 11/30/99                           $ 12.92       31.87%   $  370,268         0.94%        0.76%             0.95%
Year Ended 11/30/98                           $ 10.11        2.69%   $  323,918         0.99%        1.13%             1.02%

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03                           $  7.59       45.49%   $   58,658         1.45%        1.18%             1.95%
Year Ended 10/31/02                           $  5.25        3.04%   $   47,503         1.45%        0.83%             1.77%
Year Ended 10/31/01                           $  5.14      (22.98%)  $   67,335         1.45%        1.07%             1.64%
Year Ended 10/31/00                           $  6.68       (6.88%)  $  110,711         1.45%        0.46%             1.55%
Year Ended 10/31/99                           $  7.22       33.76%   $  131,046         1.42%        0.99%             1.52%

ASIA EQUITY FUND(p)
Year Ended 10/31/03                           $ 17.84       30.12%   $   13,887         1.35%        1.16%             2.65%
6/28/02** Through 10/31/02                    $ 13.71      (13.56%)  $    6,463         1.35%        0.08%             2.53%

                                           RATIOS/SUPPLEMENTAL DATA:
                                  -------------------------------------------
                                  RATIOS TO AVERAGE NET ASSETS: #
                                  -------------------------------
                                                  NET INVESTMENT
                                                   INCOME (LOSS)    PORTFOLIO
                                                 WITHOUT WAIVERS,   TURNOVER
                                               AND REIMBURSEMENTS    RATE (a)
INTERNATIONAL
OPPORTUNITIES FUND(o)
Year Ended 10/31/03                                         0.93%          79%
Year Ended 10/31/02                                         1.15%         121%
12/1/00 Through 10/31/01***                                 1.24%         110%
Year Ended 11/30/00                                         0.84%          86%~~
Year Ended 11/30/99                                         0.75%          80%~~
Year Ended 11/30/98                                         1.10%         143%~~

EMERGING MARKETS
EQUITY FUND(m)
Year Ended 10/31/03                                         0.68%          85%
Year Ended 10/31/02                                         0.51%          69%
Year Ended 10/31/01                                         0.88%          76%
Year Ended 10/31/00                                         0.36%          65%~
Year Ended 10/31/99                                         0.89%          87%~

ASIA EQUITY FUND(p)
Year Ended 10/31/03                                        (0.14%)        172%
6/28/02** Through 10/31/02                                 (1.10%)        106%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at


1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

PORTFOLIO HOLDINGS
A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


The Investment Company Act File Nos. for each Fund are:


Fleming Asia Equity Fund                       811-05151
Fleming Emerging Markets Equity Fund           811-07342

Fleming International Opportunities Fund       811-07342

Fleming International Value Fund               811-07342

Fleming Intrepid European Fund                 811-05151

(C) J.P. Morgan Chase & Co. All Rights Reserved. March 2004

PR-INTEQI-304

JPMORGAN FUNDS


PROSPECTUS
MARCH 1 2004


[GRAPHIC]

JPMORGAN INTERNATIONAL EQUITY FUNDS

SELECT CLASS SHARES

FLEMING ASIA EQUITY FUND
FLEMING EMERGING MARKETS EQUITY FUND

FLEMING INTERNATIONAL EQUITY FUND

FLEMING INTERNATIONAL OPPORTUNITIES FUND
FLEMING INTERNATIONAL VALUE FUND

FLEMING INTREPID EUROPEAN FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Fleming Asia Equity Fund                                  1

Fleming Emerging Markets Equity Fund                      8

Fleming International Equity Fund                        15

Fleming International Opportunities Fund                 22

Fleming International Value Fund                         29

Fleming Intrepid European Fund                           35

The Funds' Management and Administration                 42

How Your Account Works                                   45

    Buying Fund Shares                                   45

    Selling Fund Shares                                  46

    Exchanging Fund Shares                               46

    Other Information Concerning the Funds               47

    Distributions and Taxes                              47

Risk and Reward Elements                                 49

Financial Highlights                                     54

How To Reach Us                                  BACK COVER

JPMorgan
  Fleming Asia Equity Fund

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 49-53.


THE FUND'S OBJECTIVE

The Fund will seek total return from long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region, except Japan. Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of such issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes. The "Asian Region" includes but is not limited to, Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch), or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JF International Management Inc. (JFIMI), to be of comparable quality.


The Fund may invest any portion of its assets that is not in equity securities in high-quality short-term money market instruments, repurchase agreements or equity securities of companies in countries outside of the Asian Region. To temporarily defend its assets during adverse market, economic, political or other conditions, the Fund may invest any amount of its assets in these instruments. These debt securities may be in various currencies.

During unusual circumstances, the Fund may invest up to 20% of its total assets in debt securities issued by governmental entities and private issuers.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The Fund's adviser is J.P. Morgan Investment Management Inc. (JPMIM). The Fund is managed by the sub-adviser using an active style of portfolio management which focuses on stock selection conducted by experienced specialists located within the Asian Region.

The sub-adviser's portfolio managers are encouraged to focus upon fundamental research of their investment universe. They conduct quality and growth analyses of companies to identify those that have the ability to offer sustained superior returns to shareholders and to distinguish those companies from the majority of firms whose fortunes are determined largely by the business cycle. A valuation or quantitative analysis is used to evaluate the value and profitability of the company.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. It will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.


The Fund will sell securities if the sub-adviser believes the issuer of such securities no longer meets certain growth criteria if certain political and economic events occur or if it believes that more attractive opportunities are available.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in Asian markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets. Investing in this Fund has added risk because of political and economic factors in various countries in the Asian Region.


The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume in many countries in the Asian Region may lead to a lack of liquidity. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.


Some Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a small management

                                                         PROSPECTUS MARCH 1 2004


group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will decrease the value of the Fund.

The trading volume on some Asian stock exchanges is much lower than in the United States, and Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The market value of convertible securities and other debt securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

------------------------------------------------------------------------------

The Fund is NOT designed for investors who:

- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past two calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) All Country Far East Free ex Japan Index, a broad-based securities market index, and the Lipper Pacific Region Ex-Japan Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2002                               -15.96%
2003                                39.27%


BEST QUARTER  2nd quarter, 2003     18.94%
-----------------------------------------
WORST QUARTER 3rd quarter, 2002    -16.52%



* The performance figures in the table for the period before Select Class Shares were launched on 6/28/02, and the performance figures in the bar chart prior to 1/1/03, are based on the historical performance of the Class A Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.


(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHARES PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                                       1 YEAR     LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                                     39.27            10.20

Return After Taxes on Distributions                                                     39.27            10.20

Return After Taxes on Distributions and Sale of Fund Shares                             25.99             8.81

--------------------------------------------------------------------------------------------------------------
MSCI ALL COUNTRY FAR EAST FREE EX JAPAN INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                     44.96            25.40

--------------------------------------------------------------------------------------------------------------
LIPPER PACIFIC REGION EX-JAPAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                       50.08            25.63


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * See footnote on previous page.


(1) The Fund commenced operations on 11/1/01. Performance for the indexes is from 11/30/01.

  ^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%)


(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                                           1.00

DISTRIBUTION (RULE 12b-1) FEES                                                                            NONE

SHAREHOLDER SERVICE FEES                                                                                  0.25

OTHER EXPENSES(1)                                                                                         1.46
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                           2.71

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                                (1.21)
--------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                            1.50



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees to reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE


The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 2/28/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual cost may be higher or lower.



                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 153      727    1,327     2,953

JPMorgan
  Fleming Emerging Markets Equity Fund

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 49-53.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.


THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of emerging markets. "Assets" means net assets, plus the amount of borrowings for investment purposes. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities of the above countries.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Equity Free Index. The Fund emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued securities, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equities, it may also invest in debt securities. The Fund may invest in high yield securities which are below investment grade (junk bonds).

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

                                                         PROSPECTUS MARCH 1 2004


INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers developing countries as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each country according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in emerging markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to consistently outperform the markets in which it invests over the long term

-------------------------------------------------------------------------------

The Fund is NOT designed for investors who:

- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI Emerging Markets Equity Free Index, a broad-based securities market index, and the Lipper Emerging Market Funds Average, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994                               -7.58%
1995                              -10.03%
1996                                 8.50%
1997                               -7.63%
1998                              -30.79%
1999                                59.10%
2000                              -30.36%
2001                               -4.67%
2002                               -9.22%
2003                                50.44%

BEST QUARTER 4th quarter, 1999       25.83%
-------------------------------------------
WORST QUARTER 2nd quarter, 1998     -23.69%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of a retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially similar to current expenses of the Select Class Shares) from 1/1/94 to 9/10/01.


(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                50.44           7.60             (1.82)

Return After Taxes on Distributions                                50.18           7.36             (2.35)

Return After Taxes on Distributions and Sale of Fund Shares        33.11           6.44             (1.86)
-------------------------------------------------------------------------------------------------------------
MSCI EMERGING MARKETS EQUITY FREE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                56.28          10.61              0.18
-------------------------------------------------------------------------------------------------------------
LIPPER EMERGING MARKET FUNDS AVERAGE^
(REFLECTS NO DEDUCTION FOR TAXES)                                  56.96          11.02              0.24


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of the Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                                      1.00

DISTRIBUTION (RULE 12b-1) FEES                                                                       NONE

SHAREHOLDER SERVICE FEES                                                                             0.25

OTHER EXPENSES(1)                                                                                    1.01
---------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                      2.26

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                           (0.51)
---------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                      1.75



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE


The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 178      657    1,164     2,556

JPMorgan
  Fleming International Equity Fund


RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 49-53.


THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

Under normal circumstances, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Fund may invest any amount of its assets in these instruments.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser of the Fund is JPMIM. In managing the Fund, the sub-adviser will seek to diversify the Fund's portfolio by investing in at least three different issuers in other countries than the United States. However, the Fund may invest a substantial part of its assets in just one country.


The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the sub-adviser may select from time to time. A substantial part of the Fund's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.


The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The sub-adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The sub-adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of

                                                         PROSPECTUS MARCH 1 2004


securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would.

This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.


WHO MAY WANT TO INVEST


The Fund is designed for investors who:


- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

-------------------------------------------------------------------------------


The Fund is NOT designed for investors who:


- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the MSCI EAFE Index, a broad-based securities market index, and the Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily indicative of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994                                -4.15%
1995                                 9.83%
1996                                10.45%
1997                                 5.11%
1998                                13.54%
1999                                39.16%
2000                               -16.59%
2001                               -16.99%
2002                               -12.29%
2003                                31.93%

BEST QUARTER 4th quarter, 1999      27.13%
------------------------------------------
WORST QUARTER 3rd quarter, 2002    -19.71%

* On 1/1/97, the Fund received the assets of two common trust funds which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of one of the common trust funds whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*



                                                                  PAST 1 YEAR   PAST 5 YEARS   LIFE OF THE FUND
---------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                  31.93         2.20              4.46

Return After Taxes on Distributions                                  31.96         1.08               N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares          21.29         1.56               N/A(1)
---------------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  38.59        (0.05)            4.47
---------------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    36.00         2.13             5.31


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   See footnote on previous page.


(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^   Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEE                                                                                       1.00

DISTRIBUTION (RULE 12b-1) FEES                                                                       NONE

SHAREHOLDER SERVICE FEES                                                                             0.25

OTHER EXPENSES(1)                                                                                    0.30
---------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                      1.55

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                           (0.30)
----------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                      1.25



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agreed that it will reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25% of its average daily net asset through 2/28/05. The net expenses are not expected to exceed 1.10% due to contractual caps on other classes of shares which require fund level subsidies. For period ended 10/31/03, net expenses of the Select Class Shares were 1.10%. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE


The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns for Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 127      460      816     1,820

JPMorgan
  Fleming International Opportunities Fund

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 49-53.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund's assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.


The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to proprietary research of the adviser of the Fund, JPMIM. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may also invest in high-quality, short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

                                                         PROSPECTUS MARCH 1 2004

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.


Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's adviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions


Investments in the Fund are bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will fluctuate in response to movements international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its equity picking and currency management decisions.


Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

-------------------------------------------------------------------------------

The Fund is NOT designed for investors who:

- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, a broad-based market index, and the Lipper International Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998                                 3.47%
1999                                40.05%
2000                               -16.40%
2001                               -19.61%
2002                               -17.37%
2003                                34.58%

BEST QUARTER 4th quarter, 1998      21.81%
------------------------------------------
WORST QUARTER 3rd quarter, 1998    -21.38%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of a retail feeder fund that was merged out of existence (whose investment program was identical to and whose expenses were substantially the similar to the current expenses of the Select Class Shares) from 2/26/97 (commencement of operations) to 9/10/01.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                PAST 1 YEAR     PAST 5 YEARS     LIFEOFFUNDS
-------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                34.58            0.92            1.39

Return After Taxes on Distributions                                35.03            0.34            0.77

Return After Taxes on Distributions and Sale of Fund Shares        24.02            0.56            0.90
------------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                38.59           (0.05)           3.22
-------------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                  36.00            2.13            4.11


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not refelect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * See footnote on previous page.


(1) The Fund commenced operations on 2/26/97. Performance for the indexes is from 2/28/97.

  ^ Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                                      0.60

DISTRIBUTION (RULE 12b-1) FEES                                                                       NONE

SHAREHOLDER SERVICE FEES                                                                             0.25

OTHER EXPENSES(1)                                                                                    0.52
---------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                      1.37

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                           (0.17)
---------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                      1.20



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.20%, of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE


The example below is intended to help you compare the cost of investing in Select Class Shares with cost of investing in other mututal Funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual cost may be higher or lower.



                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 122      417      734     1,632

JPMorgan
  Fleming International Value Fund

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 49-53.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Asutralasia and Far East (EAFE) Value Index, which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund's sector weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the proprietary research of the adviser, JPMIM, while underweighting or avoiding those that appear overvalued.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.


While the Fund invests primarily in equity securities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the adviser to be of comparable quality.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term money market instruments and repurchase agreements.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a process that combines fundamental research for identifying portfolio securities and currency management decisions.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each sector according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:


- value characteristics such as low price to book and price to earnings ratios


- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to

                                                         PROSPECTUS MARCH 1 2004


be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.

Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to MSCI EAFE Value Index and Citigroup Prime Market Index (PMI) Value Europe, Pacific and Asia Composites (EPAC) Index, each a broad-based securities market index, and the Lipper International Funds Index, a broad-based index. In the past, the Fund has compared its performance to the Citigroup PMI Value EPAC Index, but will now compare its performance to the MSCI EAFE Value Index. The adviser believes that the MSCI EAFE Value Index is more appropriate since it more accurately reflects the Fund's investment strategy.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994                                  5.65%
1995                                  7.59%
1996                                  8.41%
1997                                  1.17%
1998                                 13.48%
1999                                 29.92%
2000                               -18.05%
2001                               -22.47%
2002                               -17.62%
2003                                 39.83%


BEST QUARTER 2nd quarter, 2003      21.30%
------------------------------------------
WORST QUARTER 3rd quarter, 2002    -20.92%


  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of a retail feeder fund that was merged out of existence (whose investment program was identical to and whose expenses were substantially similar to the current expenses of the Select Class Shares) from 10/3/93 (former feeder fund commencement of operations) to 9/10/01. Prior to 10/3/93, returns reflect the performance of the Pierpont International Equity Fund, the Fund's predecessor.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*^



                                                                PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                39.83%          (1.00%)          3.01%

Return After Taxes on Distributions                                39.70%          (3.79%)          0.48%

Return After Taxes on Distributions and Sale of Fund Shares        26.04%          (2.12%)          1.29%
-------------------------------------------------------------------------------------------------------------
MSCI EAFE VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEE, EXPENSES OR TAX)                   45.30%           3.66%           6.75%
-------------------------------------------------------------------------------------------------------------
CGBI PMI VALUE EPAC INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)^               42.12%           3.07%           6.53%
-------------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL EQUITY FUNDS INDEX
(REFLECTS NO DEDUCTION FOR TAXES)^                                 36.00%           2.13%           5.31%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


  * See footnote on previous page.


  ^ Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                                          0.60

DISTRIBUTION (RULE 12b-1) FEES                                                                           NONE

SHAREHOLDER SERVICE FEES                                                                                 0.25

OTHER EXPENSES(1)                                                                                        1.01
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                          1.86

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (0.45)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                          1.41



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.41% of its average daily net assets through 2/28/05. The net expenses are not expected to exceed 1.39% due to contractual caps on other classes of shares which require fund level subsidies.This arrangement may end when these fund level subsidies are no longer required. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE


The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 144      541      964     2,143

JPMorgan
  Fleming Intrepid European Fund
  (formerly JPMorgan Fleming European Fund)


RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 49-53.


THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its Assets in equity securities of European issuers. "Assets" means net assets, plus the amount of borrowings for investment purposes.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

While the Fund invests primarily in equities, it may also invest in debt securities rated as investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or in securities that are unrated but are deemed by the sub-adviser, JPMFAM (London), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements. To temporarily defend its Assets, the Fund may invest any amount of its Assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be denominated in various currencies.

The Fund may invest in debt securities issued by governmental entities,and private issuers.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser to the Fund is JPMIM. In managing the Fund, the sub-adviser uses a bottom up stock selection process that focuses on the value and growth characteristics of stocks.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy,

Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other western European countries which the sub-adviser believes are appropriate. In addition, the Fund may invest up to 8% of its Assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other countries with similar economic profiles which the sub-adviser believes are appropriate.


The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The sub-adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. It may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.


While the Fund's assets will usually be invested in a number of different western European countries, the Fund's sub-adviser may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investments or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

                                                         PROSPECTUS MARCH 1 2004

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities which are rated in the lowest investment grade by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results of those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

--------------------------------------------------------------------------------

The Fund is NOT designed for investors who:

- are uncomfortable with the risks of international investment

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Morgan Stanley Capital International (MSCI) Europe Index, a broad-based securities market index, and the Lipper European Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996                                  28.10%
1997                                  21.38%
1998                                  28.17%
1999                                  36.06%
2000                                 -14.73%
2001                                 -12.35%
2002                                  -7.49%
2003                                  44.97%

BEST QUARTER 4th quarter, 1999        33.36%
--------------------------------------------
WORST QUARTER 3rd quarter, 1998      -16.97%


  * The performance figures in the table for the period before Select Class Shares were launched on 9/10/01, and the performance figures in the bar chart prior to 1/1/02, are based on the historical performance of the Class A Shares, which are invested in the same portfolio of securities, but whose shares are not being offered in this prospectus.


(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHARES PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                44.97            6.43            13.31

Return After Taxes on Distributions                                45.09            5.87            11.71

Return After Taxes on Distributions and Sale of Fund Shares        29.35            5.34            10.82
-------------------------------------------------------------------------------------------------------------
MSCI EUROPE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                38.54           (0.78)            8.35
-------------------------------------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                  38.12            1.84             9.28


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  * See footnote on previous page.


(1) The Fund commenced operations on 11/2/95. Performance for the indexes is from 11/30/95.

  ^ Investors cannot invest directly in an index.


INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEE                                                                                           0.65

DISTRIBUTION (RULE 12b-1) FEES                                                                           NONE

SHAREHOLDER SERVICE FEES                                                                                 0.25

OTHER EXPENSES(1)                                                                                        1.30
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                          2.20

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                               (0.70)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                          1.50



(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent that total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50% of its average daily net assets through 2/28/05. The net expenses are not expected to exceed 1.47% due to contractual caps on other classes of shares which require fund level subsidies. This arrangement may end when these fund level subsidies are no longer required. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE


The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 153      621    1,116    2,479

The Funds' Management
   and Administration


The Fleming Emerging Markets Equity Fund, Fleming International Opportunities Fund and Fleming International Value Fund are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Fleming International Equity Fund is a series of J.P. Morgan Mutual Fund Select Group, a Massachusetts business trust. The Fleming Asia Equity Fund and Fleming Intrepid European Fund are series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust. J.P. Morgan Institutional Funds, J.P. Morgan Mutual Fund Select Group and J.P. Morgan Mutual Fund Group (the Trusts) are all governed by the same trustees. The trustees of the Trusts are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISERS


JPMIM is the investment adviser for the Funds. It makes the day-to-day investment decisions for Fleming Emerging Market Equity, Fleming International Opportunities and Fleming International Value Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JFIMI is the sub-adviser to the Fleming Asia Equity Fund. It makes the day-to-day investment decisions for the Fund. JPMIM pays JFIMI a subadvisory fee for its services. JFIMI is located at 21/F, Chater House,8 Connaught Road, Central Hong Kong.

JPMFAM (London) is the sub-adviser to the Fleming European Intrepid Fund and Fleming International Equity Fund. It makes the day-to-day investment decisions for the Fund. JPMIM pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is a wholly owned subsidiary of JPMorgan Chase. JPMFAM (London) is located at 20 Finsbury Street, London, U.K. ECZY9AQ.

JPMIM is wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. (JPMFAMH) which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

JFIMI is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management
(Asia) Inc., which is wholly owned by JPMFAMH.

JPMFAM (London) is a wholly owned subsidiary of J.P. Morgan Investment Management Limited, which is a wholly owned subsidiary of Robert Fleming Asset Management Limited, which is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management International Limited, which is wholly owned by JPMFAMH.

During the most recent fiscal year ended 10/31/03, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                               %
FLEMING ASIA EQUITY FUND                          0.06

FLEMING EMERGING MARKETS                          0.76
EQUITY FUND

FLEMING INTERNATIONAL                             0.75
EQUITY FUND

FLEMING INTERNATIONAL                             0.58
OPPORTUNITIES FUND

FLEMING INTERNATIONAL                             0.31
VALUE FUND

FLEMING INTREPID EUROPEAN FUND                    0.15


THE PORTFOLIO MANAGERS

FLEMING ASIA EQUITY FUND


The portfolio management team is comprised of Charlotte Yew, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1990, Michael Koh,

                                                         PROSPECTUS MARCH 1 2004

Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1981 and Edward Pulling, Managing Director, who has been an investment manager since joining JPMorgan Chase (or one of its predecessors) in 1995.


FLEMING EMERGING MARKETS EQUITY FUND

The management team is led by Richard Schmidt, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1991, and Gulce Cini, Vice President, who has been at JPMorgan Chase (or one of its predecessors) since 1992.


FLEMING INTERNATIONAL EQUITY FUND

The portfolio management team is overseen by James Fisher and Peter Harrison, both Managing Directors at JPMFAM (London). Mr. Fisher is the Director in-charge of EAFE funds. He has worked at JPMFAM (London) since 1985 in numerous investment roles. Mr. Harrison has worked at JPMFAM (London) since September of 1996 and became head of the Global Portfolios group in 1998. Mr. Fisher and Thomas Murray, a Vice President at JPMFAM (London) manage the Fund. Mr. Murray is a global sector specialist and has worked at JPMFAM (London) since 1996.


FLEMING INTERNATIONAL OPPORTUNITIES FUND


The management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1997 and employed by JPMorgan Chase (or one of its predecessors) since 1984, Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in 1997, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining JPMorgan Chase, Mr. Alexandrakis was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/international wrap fee products from 1994-1998.



FLEMING INTERNATIONAL VALUE FUND

The portfolio management team is led by Nigel F. Emmett, Vice President, who has been on the team since joining JPMorgan Chase (or one of its predecessors) in August 1997, Gerd Woort-Menker, Vice President, who joined the team in January 2001 and has been at JPMorgan Chase (or one of its predecessors) since 1987, and Pavlos M. Alexandrakis, Vice President, who joined JPMorgan Chase in 2002. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London. Prior to joining JPMorgan Chase, Mr. Alexandrakis was a Senior Vice President and Director of Pioneer Investment Management managing several international and global mutual funds from 1998 to 2002 and a Director at Smith Barney Asset Management managing global/ international wrap fee products from 1994-1998.

FLEMING INTREPID EUROPEAN FUND

James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined JPMFAM (London) in June of 1995 as an executive in the European Investment Banking Group. He was appointed a portfolio manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined JPMFAM (London) in December of 1997 as a fund manager in the European Equity Group. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the

Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.


THE FUNDS' DISTRIBUTOR


J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

How Your
  Account Works


BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything a particular class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market price, but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsbility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after your investment representative or the JPMorgan Fund Service Center accepts your order.

The Funds have the right to refuse any purchase order or to stop offering shares for sale at any time.

You can buy shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your investment representative or financial service firm which Funds you want to buy and he or she will contact us. Your investment representative or financial service firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some investment representatives or financial service firms charge a single fee that covers all services. Your investment representative or financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. Your investment representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center accepts your order by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be cancelled. Any funds received in connection with late orders will be invested on the following business day.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, any of JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

GENERAL

Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, a fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Fund will not issue certificates for Select Class Shares.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum.

SELLING FUND SHARES

When you sell your shares, you will receive the next NAV calculated after the JPMorgan Funds Service Center or your investment representative accepts your order. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must accept your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You can sell shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRMS

Tell your investment representative or financial service firm which Fund you want to sell. He or she will send all necessary documents to the JPMorgan Fund Services Center. Your investment representative or financial service firm may charge you a fee for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

ABUSIVE TRADING

The Fleming Asia Equity Fund, Fleming Emerging Markets Equity Fund, Fleming Intrepid European Fund, Fleming International Equity Fund, Fleming International Opportunities Fund and Fleming International Value Fund are not intended to be investment vehicles for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. The Funds or their administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, where there is a pattern of either purchases and sales of one of these Funds, or exchanges between or among one of these Funds, that indicates market timing or abusive trading. There are limitations on the ability of these Funds and their administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of these Funds' and their administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $1,000,000 for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses arising from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare and pay any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

JPMorgan International Equity Funds


RISK AND REWARD ELEMENTS


This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN AND OTHER
MARKET CONDITIONS

- Each Fund's share price and             - Stocks have generally outperformed      - Under normal circumstances each Fund
  performance will fluctuate in             more stable investments (such as          plans to remain fully invested in
  response to stock and bond market         bonds and cash equivalents) over the      accordance with its policies and may
  movements                                 long term                                 invest uninvested cash in affiliated
                                                                                      money market funds; equity investments
- The value of most bonds will fall       - Foreign investments, which represent      may include common stock, convertible
  when interest rates rise; the longer      a major portion of the world's            securities, preferred stocks,
  a bond's maturity and the lower its       securities, offer attractive              depositary receipts (such as ADRs and
  credit quality, the more its value        potential performance and                 EDRs), trust or partnership
  typically falls                           opportunities for diversification         interests, warrants, rights, and
                                                                                      investment company securities
- A Fund could lose money because of      - Most bonds will rise in value when
  foreign government actions, political     interest rates fall                     - Each Fund seeks to limit risk and
  instability, or lack of adequate                                                    enhance performance through active
  and/or accurate information             - Foreign bonds, which represent a          management, country allocation and
                                            major portion of the world's fixed        diversification
- Investment risks tend to be higher in     income securities, offer attractive
  emerging markets; these markets also      potential performance and               - During severe market down- turns, each
  present higher liquidity and              opportunities for diversification         Fund has the option of investing up
  valuation risks                                                                     to 100%of assets in high quality
                                          - Emerging markets can offer higher         short- term instruments
- Adverse market conditions may from        returns
  time to time cause a Fund to take
  temporary defensive positions that
  are inconsistent with its principal
  investment strategies and may hinder
  a Fund from achieving its investment
  objective

- For the Fleming Emerging Markets
  Equity Fund, there are heightened
  risks associated specifically with
  establishing record ownership and
  custody of Russian securities

- The Fleming Asia Equity Fund, Fleming
  Intrepid European Fund and Fleming
  International Equity Fund are
  non-diversified, which means that a
  relatively high percentage of each
  Fund's assets may be invested in a
  limited number of issuers. Therefore,
  its performance may be more
  vulnerable to changes in the market
  value of a single issuer or a group
  of issuers

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MANAGEMENT CHOICES

- A Fund could underperform its           - A Fund could outperform its benchmark   - The sub-advisers focus their active
  benchmark due to its securities           due to these same choices                 management on securities selection,
  choices and other management                                                        the area where they believe their
  decisions                                                                           commitment to research can most
                                                                                      enhance returns

FOREIGN CURRENCIES

- Currency exchange rate movements could  - Favorable exchange rate movements       - Except as noted earlier in this
  reduce gains or create losses             could generate gains or reduce losses     prospectus, each Fund manages the
                                                                                      currency exposure of its foreign
- Currency and investment risks tend to                                               investments relative to its benchmark
  be higher in emerging markets; these                                                and may hedge a portion of its foreign
  markets also present higher liquidity                                               currency exposure into the U.S. dollar
  and valuation risks                                                                 from time to time (see also
                                                                                      "Derivatives")

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities before      - A Fund can take advantage of            - Each Fund segregates liquid assets to
  issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

- Derivatives such as futures, options,   - Hedges that correlate well with         - Each Fund uses derivatives for hedging
  swaps, and forward foreign currency       underlying positions can reduce or        and for risk management (i.e., to
  contracts(1) that are used for hedging    eliminate losses at low cost              establish or adjust exposure to
  the portfolio or specific securities                                                particular securities, markets or
  may not fully offset the underlying     - A Fund could make money and protect       currencies); risk management may
  positions and this could result in        against losses if the investment          include management of a Fund's
  losses to the Fund that would not have    analysis proves correct                   exposure relative to its benchmark
  otherwise occurred
                                          - Derivatives that involve leverage       - Each Fund only establishes hedges that
- Derivatives used for risk management      could generate substantial gains at       they expect will be highly correlated
  or, for certain Funds, to increase the    low cost                                  with underlying positions
  Fund's gain may not have the intended
  effects and may result in losses or                                               - The Fleming Asia Equity, Fleming
  missed opportunities                                                                Intrepid European and Fleming
                                                                                      International Equity Funds may use
- The counterparty to a derivatives                                                   derivatives in an effort to produce
  contract could default                                                              increased gains

- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives involve
  costs to a Fund which can reduce
  returns

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

- When a Fund lends a security, there is  - A Fund may enhance income through the   - Each sub-adviser maintains a list of
  a risk that the loaned securities may     investment of the collateral received     approved borrowers
  not be returned if the borrower or the    from the borrower
  lending agent defaults                                                            - A Fund receives collateral equal to at
                                                                                      least 100% of the current value of
- The collateral will be subject to the                                               securities loaned plus accrued
  risks of the securities in which it is                                              interest
  invested
                                                                                    - The lending agents indemnify a Fund
                                                                                      against borrower default

                                                                                    - Each sub-adviser's collateral
                                                                                      investment guidelines limit the
                                                                                      quality and duration of collateral
                                                                                      investment to minimize losses

                                                                                    - Upon recall, the borrower must return
                                                                                      the securities loaned within the
                                                                                      normal settlement period
ILLIQUID HOLDINGS

- A Fund could have difficulty valuing    - These holdings may offer more           - No Fund may invest more than 15% of
  these holdings precisely                  attractive yields or potential growth     net assets in illiquid holdings
                                            than comparable widely traded
- A Fund could be unable to sell these      securities                              - To maintain adequate liquidity to meet
  holdings at the time or price it                                                    redemptions, each Fund may hold
  desires                                                                             high-quality short-term instruments
                                                                                      (including repurchase agreements) and
                                                                                      for temporary or extraordinary
                                                                                      purposes, may borrow from banks up to
                                                                                      33 1/3% of the value of its total
                                                                                      assets

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
SHORT-TERM TRADING

- Increased trading could raise a Fund's  - A Fund could realize gains in a short   - Each Fund generally avoids short-term
  brokerage and related costs               period of time                            trading, except to take advantage of
                                                                                      attractive or unexpected opportunities
- Increased short-term capital gains      - A Fund could protect against losses if    or to meet demands generated by
  distributions could raise                 a stock is overvalued and its value       shareholder activity
  shareholders' income tax liability        later falls

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT CLASS SHARES


                                                                      PER SHARE OPERATING PERFORMANCE:
                              ----------------------------------------------------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                          --------------------------------------   -----------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                              NET ASSET          NET       SECURITIES                 DIVIDENDS
                                 VALUE,   INVESTMENT            (BOTH   TOTAL FROM     FROM NET   DISTRIBUTIONS
                              BEGINNING       INCOME     REALIZED AND   INVESTMENT   INVESTMENT    FROM CAPITAL          TOTAL
                              OF PERIOD       (LOSS)      UNREALIZED)   OPERATIONS       INCOME           GAINS  DISTRIBUTIONS
INTREPID EUROPEAN FUND(e)

Year Ended 10/31/03           $   13.26         0.05^          3.78         3.83         0.09              --           0.09

Year Ended 10/31/02           $   12.97         0.14^          0.15         0.29           --              --             --

9/10/01** Through 10/31/01    $   13.14           --^         (0.17)       (0.17)          --              --             --

INTERNATIONAL VALUE FUND(v) @

Year Ended 10/31/03           $    7.01        (0.01)^         1.83         1.82         0.25              --           0.25

Year Ended 10/31/02           $    8.28         0.07^         (1.22)       (1.15)        0.12              --           0.12

Year Ended 10/31/01           $   16.08         0.02^         (3.39)       (3.37)        1.14            3.29           4.43

Year Ended 10/31/00           $   18.70         0.27          (1.07)       (0.80)        0.24            1.58           1.82

Year Ended 10/31/99           $   15.91         0.24           3.47         3.71         0.47            0.45           0.92


  # Short periods have been annualized.

(a) Not annualized for periods less than one year.

(e) Formerly JPMorgan Fleming European Fund and previous to that Chase Vista European Fund.

  ^ Calculated upon average shares outstanding.

 ** Commencement of offering of class of shares.

  ! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(v) Formerly JPMorgan International Equity Fund.

  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect the split.

  ~ Prior to September 10, 2001, International Value Fund invested all of its investable assets in The International Equity Portfolio ("IEP"). The Portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IEP.

                                                                               RATIOS/SUPPLEMENTAL DATA:
                             -------------------------------------------------------------------------------------
                                                                              RATIOS TO AVERAGE NET ASSETS: #
                                                                        ------------------------------------------
                                                          NET ASSETS,                       NET
                              NET ASSET                        END OF                INVESTMENT           EXPENSES
                             VALUE, END        TOTAL           PERIOD          NET       INCOME    WITHOUT WAIVERS,
                              OF PERIOD    RETURN(a)     (000 OMITTED)    EXPENSES        (LOSS) AND REIMBURSEMENTS
INTREPID EUROPEAN FUND(e)

Year Ended 10/31/03          $    17.00       29.14%    $      11,225       1.47%        0.38%               2.20%

Year Ended 10/31/02          $    13.26        2.24%    $       8,461       1.50%        1.06%               2.43%

9/10/01** Through 10/31/01   $    12.97       (1.29%)   $       6,063       1.50%       (0.06%)              3.74%!

INTERNATIONAL VALUE FUND(v) @

Year Ended 10/31/03          $     8.58       26.89%    $      16,538       1.39%       (0.15%)              1.86%

Year Ended 10/31/02          $     7.01      (14.09%)   $      16,905       1.29%        0.85%               1.49%

Year Ended 10/31/01          $     8.28      (26.66%)   $      21,307       1.40%        0.20%               1.40%

Year Ended 10/31/00          $    16.08       (5.49%)   $      55,445       1.30%        0.15%               1.30%

Year Ended 10/31/99          $    18.70       24.41%    $      64,860       1.21%        0.55%               1.21%

                              RATIOS/SUPPLEMENTAL DATA:
                             -----------------------------
                              RATIOS TO AVERAGE NET ASSETS: #
                             -----------------------------
                                       NET INVESTMENT
                                        INCOME (LOSS)             PORTFOLIO
                                 WITHOUT WAIVERS, AND              TURNOVER
                                       REIMBURSEMENTS               RATE(a)
INTREPID EUROPEAN FUND(e)                       (0.35%)                 717%

Year Ended 10/31/03                              0.13%                1,021%

Year Ended 10/31/02                             (2.30%)!                564%

9/10/01** Through 10/31/01

INTERNATIONAL VALUE FUND(v) @                   (0.62%)                 132%

Year Ended 10/31/03                              0.65%                  138%

Year Ended 10/31/02                              0.20%                   85%

Year Ended 10/31/01                              0.15%                   80%~

Year Ended 10/31/00                              0.55%                   70%~

Year Ended 10/31/99

                                                                     PER SHARE OPERATING PERFORMANCE:
                              --------------------------------------------------------------------------------------------------
                                                          INCOME FROM INVESTMENT OPERATIONS:               LESS DISTRIBUTIONS:
                                                ----------------------------------------------------    ------------------------
                                                                        NET GAINS
                                                                     OR LOSSES ON
                                    NET ASSET               NET        SECURITIES                                      DIVIDENDS
                                       VALUE,        INVESTMENT             (BOTH         TOTAL FROM                    FROM NET
                                    BEGINNING            INCOME      REALIZED AND         INVESTMENT                  INVESTMENT
                                    OF PERIOD            (LOSS)       UNREALIZED)         OPERATIONS                      INCOME
INTERNATIONAL
OPPORTUNITIES FUND(o)@

Year Ended 10/31/03           $          7.53              0.05^             1.72               1.77                        0.08

Year Ended 10/31/02           $          8.64              0.08             (1.10)             (1.02)                       0.09

12/1/00 Through 10/31/01***   $         11.81              0.08^            (2.65)             (2.57)                       0.32

Year Ended 11/30/00           $         13.41              0.14             (1.58)             (1.44)                       0.16

Year Ended 11/30/99           $         10.45              0.22              3.05               3.27                        0.31

Year Ended 11/30/98           $         10.32              0.24             (0.01)              0.23                        0.10


EMERGING MARKETS
EQUITY FUND(m)@

Year Ended 10/31/03           $          5.23              0.05^             2.28               2.33                        0.03

Year Ended 10/31/02           $          5.13              0.03^             0.12               0.15                        0.05

Year Ended 10/31/01           $          6.73              0.05^            (1.61)             (1.56)                       0.04

Year Ended 10/31/00           $          7.28              0.02             (0.53)             (0.51)                       0.04

Year Ended 10/31/99           $          5.88              0.08              1.72               1.80                        0.40


ASIA EQUITYFUND(p)

Year Ended 10/31/03           $         13.71              0.16^             3.93               4.09                          --

6/28/02** Through 10/31/02    $         15.86                --             (2.15)             (2.15)                         --


INTERNATIONAL EQUITY
FUND(i)(k)

Year Ended 10/31/03           $         19.45              0.30^             3.72               4.02                        0.28

Year Ended 10/31/02           $         21.20              0.21^            (1.84)             (1.63)                       0.12

Year Ended 10/31/01           $         32.00              0.39             (6.35)             (5.96)                       0.18

Year Ended 10/31/00           $         33.33              0.15              1.05               1.20                        0.13

Year Ended 10/31/99           $         27.79              0.33              5.94               6.27                        0.73



  # Short periods have been annualized.

(a) Not annualized for periods less than one year.

(o) Formerly J.P. Morgan Institutional International Opportunities Fund.

  @ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the fund reorganization. Prior periods have been restated to reflect this split.

  ^ Calculated upon average shares outstanding.

 ~~ Prior to September 10, 2001, International Opportunities Fund invested all of its investable assets in The International Opportunities Portfolio ("IOP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of IOP.

                                                                PER SHARE OPERATING PERFORMANCE:
                              --------------------------------------------------------------------------------------------------
                                      LESS DISTRIBUTIONS:
                              ---------------------------------
                                                                                                              NET ASSETS,
                                DISTRIBUTIONS                           NET ASSET                                  END OF
                                 FROM CAPITAL             TOTAL        VALUE, END              TOTAL               PERIOD
                                        GAINS      DISRIBUTIONS         OF PERIOD          RETURN(a)        (000 OMITTED)
INTERNATIONAL
OPPORTUNITIES FUND(o)@

Year Ended 10/31/03                        --              0.08   $          9.22             23.77%      $        30,969

Year Ended 10/31/02                        --              0.09   $          7.53            (11.98%)     $        33,428

12/1/00 Through 10/31/01***              0.28              0.60   $          8.64            (22.66%)     $        37,271

Year Ended 11/30/00                        --              0.16   $         11.81            (10.87%)     $        79,408

Year Ended 11/30/99                        --              0.31   $         13.41             32.13%      $        67,543

Year Ended 11/30/98                        --              0.10   $         10.45              2.30%      $        55,050



EMERGING MARKETS
EQUITY FUND(m)@

Year Ended 10/31/03                        --              0.03   $          7.53             44.84%      $        22,620

Year Ended 10/31/02                        --              0.05   $          5.23              2.75%      $        18,660

Year Ended 10/31/01                        --              0.04   $          5.13            (23.23%)     $        22,253

Year Ended 10/31/00                        --              0.04   $          6.73             (7.12%)     $        34,204

Year Ended 10/31/99                        --              0.40   $          7.28             33.00%      $        35,786


ASIA EQUITYFUND(p)

Year Ended 10/31/03                        --                --   $         17.80             29.83%      $        24,443

6/28/02** Through 10/31/02                 --                --   $         13.71            (13.56%)     $        14,043


INTERNATIONAL EQUITY
FUND(i)(k)

Year Ended 10/31/03                        --              0.28   $         23.19             20.90%      $       813,466

Year Ended 10/31/02                        --              0.12   $         19.45             (7.74%)     $       247,426

Year Ended 10/31/01                      4.66              4.84   $         21.20            (21.62%)     $       181,296

Year Ended 10/31/00                      2.40              2.53   $         32.00              2.71%      $       226,248

Year Ended 10/31/99                        --              0.73   $         33.33             22.83%      $       223,339


                                                                RATIOS/SUPPLEMENTAL DATA:
                               ------------------------------------------------------------------------------------------
                                                         RATIOS TO AVERAGE NET ASSETS: #
                               -------------------------------------------------------------------------
                                                                                           NET INVESTMENT
                                                             NET            EXPENSES         INCOME(LOSS)
                                                      INVESTMENT     WITHOUT WAIVERS     WITHOUT WAIVERS,        PORTFOLIO
                                          NET             INCOME      REIMBURSEMENTS       REIMBURSEMENTS         TURNOVER
                                     EXPENSES             (LOSS) AND EARNING CREDITS  AND EARNING CREDITS          RATE(a)

INTERNATIONAL
OPPORTUNITIES FUND(o)@

Year Ended 10/31/03                      1.20%              0.58%               1.37%                0.41%             79%~~

Year Ended 10/31/02                      1.20%              0.89%               1.22%                0.87%            121%~~

12/1/00 Through 10/31/01***              1.27%              0.85%               1.27%                0.85%            110%~~

Year Ended 11/30/00                      1.21%              0.55%               1.21%                0.55%             86%~~

Year Ended 11/30/99                      1.18%              0.47%               1.24%                0.41%             80%~~

Year Ended 11/30/98                      1.20%              0.96%               1.24%                0.92%            143%~~


EMERGING MARKETS
EQUITY FUND(m)@

Year Ended 10/31/03                      1.75%              0.88%               2.26%                0.37%             85%~

Year Ended 10/31/02                      1.75%              0.56%               2.04%                0.27%             69%~

Year Ended 10/31/01                      1.75%              0.78%               2.11%                0.42%             76%~

Year Ended 10/31/00                      1.75%              0.15%               1.96%               (0.06%)            65%~

Year Ended 10/31/99                      1.75%              0.73%               1.87%                0.61%             87%~


ASIA EQUITYFUND(p)

Year Ended 10/31/03                      1.50%              1.17%               2.71%               (0.04%)           172%

6/28/02** Through 10/31/02               1.50%             (0.03%)              2.58%               (1.11%)           106%


INTERNATIONAL EQUITY
FUND(i)(k)

Year Ended 10/31/03                      1.10%              1.45%               1.55%                1.00%             16%

Year Ended 10/31/02                      1.03%              1.03%               1.54%                0.52%             20%

Year Ended 10/31/01                      1.00%              0.87%               1.54%                0.33%             33%

Year Ended 10/31/00                      0.66%              0.38%               1.50%               (0.46%)           149%

Year Ended 10/31/99                      0.06%              1.14%               1.31%               (0.11%)           141%


*** The Fund changed its fiscal year end from November 30 to October 31.
(m) Formerly J.P. Morgan Institutional Emerging Markets Equity Fund.
  ~ Prior to September 10, 2001, Emerging Markets Equity Fund invested all of its investable assets in the Emerging Markets Equity Portfolio ("EMP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the tunrover rate of EMP.
(p) Formerly J.P. Morgan Fleming Pacific Region Fund.
 ** Commencement of offering of class of shares.
(i) Formerly Chase Vista Select International Equity Fund.
(k) On November 20, 1998, the Fund underwent a "6 for 1" split of shares. Prior periods have been restated to reflect this split.

                       THIS PAGE INTENTIONALLY LEFT BLANK

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


PORTFOLIO HOLDINGS
A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File Nos. for each Fund are:


Fleming Asia Equity Fund                        811-05151
Fleming Emerging Markets Equity Fund            811-07342
Fleming International Equity Fund               811-07843
Fleming International Opportunities Fund        811-07342
Fleming International Value Fund                811-07342
Fleming Intrepid European Fund                  811-05151



(C) J.P. Morgan Chase & Co. All Rights Reserved. March 2004

PR-INTEQS-304

JPMORGAN FUNDS


PROSPECTUS                         MARCH 1 2004


JPMORGAN INTERNATIONAL EQUITY FUNDS


INSTITUTIONAL CLASS SHARES

FLEMING INTERNATIONAL EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


CONTENTS


Fleming International Equity Fund                         1

The Fund's Management and Administration                  8

How Your Account Works                                    9

    Buying Fund Shares                                    9

    Selling Fund Shares                                  10

    Exchanging Fund Shares                               10

    Other Information Concerning the Fund                11

    Distributions and Taxes                              11

Risk and Reward Elements                                 13

How To Reach Us                                  BACK COVER

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see page 13-17.


THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser, J.P. Morgan Fleming Asset Management (London) Limited (JPMFAM (London)), to be of comparable quality. No more than 20% of the Fund's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Fund's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

Under normal circumstances, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Fund may invest any amount of its assets in these instruments.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.


Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.


The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.


BEFORE YOU INVEST

Investors considering the Fund should understand that:

- There is no assurance that the Fund will meet its investment objective.

- The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser of the Fund is J.P. Morgan Investment Management Inc. (JPMIM). In managing the Fund, the sub-adviser will seek to diversify the Fund's portfolio by investing in at least three different issuers in other countries than the United States. However, the Fund may invest a substantial part of its assets in just one country.


The Fund intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the sub-adviser may select from time to time. A substantial part of the Fund's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index. However, the Fund may also invest in companies or governments in emerging markets.


The sub-adviser may adjust the Fund's exposure to each currency based on its view of the markets and issuers. The sub-adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The sub-adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the sub-adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will fluctuate in response to movements in international markets. Fund performance will also depend on the effectiveness of the sub-adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the sub-adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining, and prices of these securities may fall more rapidly than those of other securities.


WHO MAY WANT TO INVEST


The Fund is designed for investors who:


- are pursuing a long-term goal such as retirement

- want to add a non-U.S. investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term


The Fund is NOT designed for investors who:


- are uncomfortable with the risks of international investing

- are looking for a less aggressive stock investment

- require regular income or stability of principal

- are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* As of the date of this prospectus, Institutional Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI EAFE Index and the Lipper International Funds Index.

Past performance (before and after taxes) is not necessarily indicative of how any class of this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed in the past not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994        -4.15%
1995         9.83%
1996        10.45%
1997         5.11%
1998        13.54%
1999        39.16%
2000       -16.59%
2001       -16.99%
2002       -12.29%
2003        31.93%

* The performance for the period before Institutional Class Shares were launched is based on the performance of the Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The performance of the Fund before 1/1/97 is based on the historical performance of one of the common trust funds maintained by a predecessor of JPMorgan Chase Bank and whose assets were transferred to the Fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURNS


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2003*,(1)



                                                                PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
---------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES

Return Before Taxes                                                  31.93%            2.20%            4.46%

Return After Taxes on Distributions                                  31.96%            1.08%             N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares          21.29%            1.56%             N/A(1)
---------------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  38.59%           (0.05%)           4.47%
---------------------------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    36.00%            2.13%            5.31%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


  *   See footnote on previous page.

  (1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

  ^   Investors cannot invest directly in an index.


ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES


The estimated expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                             1.00
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.29
----------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.39

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.54)
----------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.85



  (1) "Other Expenses" are based on estimated expenses in the current fiscal year.

  (2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent that total annual operating expenses of Institutional Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% of its average daily net assets through 2/28/05. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE


The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 2/28/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)        87          387          709        1,622

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Fund is a series of J.P. Morgan Mutual Fund Select Group (Trust), a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.


THE FUND'S INVESTMENT ADVISER


JPMIM is the investment adviser for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (London) is the sub-adviser and makes the day-to-day investment decisions for the Fund. JPMIM pays JPMFAM (London) a sub-advisory fee for its services. JPMFAM (London) is located at 20 Finsbury Street, London EC2Y9AQ.

JPMIM is wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. (JPMFAMH) which is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

JPMFAM (London) is a wholly owned subsidiary of J.P. Morgan Investment Management Limited, which is a wholly owned subsidiary of Robert Fleming Asset Management Limited, which is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management International Limited, which is wholly owned by JPMFAMH.

During the fiscal year ended 10/31/03, the adviser was paid a management fee (net of waivers), of 0.75% of average daily net assets.


THE PORTFOLIO MANAGERS


The portfolio management team is overseen by James Fisher and Peter Harrison, both Managing Directors at JPMFAM (London). Mr. Fisher is the Director in-charge of EAFE funds. He has worked at JPMFAM (London) since 1985 in numerous investment roles. Mr. Harrison has worked at JPMFAM (London) since September of 1996 and became head of the Global Portfolios group in 1998. Mr. Fisher and Thomas Murray, a Vice President at JPMFAM (London) manage the Fund. Mr. Murray is a global sector specialist and has worked at JPMFAM (London) since 1996.


THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Trust, on behalf of the Fund, has entered into shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of the Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.10% annual fee to such entities for performing shareholder and administrative services.


THE FUND'S DISTRIBUTOR


J.P. Morgan Fund Distributors, Inc. is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


BUYING FUND SHARES

You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in this Fund. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything a class of the Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Fund generally values its assets at their market price, but if market prices are unavailable or do not represent a security's value at the time of pricing, then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by the Fund to calculate NAV may differ from quoted or published prices for the same securities. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Fund to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee, any of JPMorgan Chase Bank, its affiliates and the distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

GENERAL
Federal law requires a fund to obtain, verify and record a person's name, date of birth (for a natural person), residential street address or principal place of business and Social Security Number, Employer Identification Number or other government issued identification when opening an account. A fund may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by a fund, its transfer agent, shareholder servicing agent, or its financial intermediaries to attempt to verify the person's identity. A fund may not be able to establish an account if the person does not provide the necessary information. In addition, a fund may suspend or limit account transactions while it is in the process of attempting to verify the person's identity. If a fund is unable to verify the person's identity after an account is established, a fund may be required to involuntarily redeem the person's shares and close the account.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Fund. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date. Any funds received in connection with late orders will be invested on the following business day.

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

You can buy shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICE FIRM

Tell your financial service firm which Fund you want to buy and he or she will contact us. Your financial service firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some financial service firms charge a single fee that covers all services. Your financial service firm must accept your order by the close of regular trading on the NYSE in order for us to process your order at that day's price. Your financial service firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must accept your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders, your account number and other information before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. You will not be permitted to enter a redemption order for shares purchased directly through the JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or 7 business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICE FIRM

Tell your financial service firm which Funds you want to sell. Your financial service firm must accept you order by the close of regular trading on the NYSE in order for us to process your order at that day's price. They will send all necessary documents to the JPMorgan Funds Service Center. Your financial service firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Fund you want to buy before making an exchange.

Call 1-800-348-4782 for details.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your financial service firm.

ABUSIVE TRADING

The Fleming International Equity Fund is not intended to be an investment vehicle for market timing or abusive trading; such trading in your account may disrupt portfolio management and increase Fund expenses for all shareholders. The Fund or its administrator will seek to prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent, when there is a pattern of either purchases and sales of this Fund, or exchanges between or among one of the JPMorgan Funds, that indicates market timing or abusive trading. There are limitations on the ability of this Fund and its administrator to identify abusive trading, particularly in omnibus accounts maintained by third parties, and therefore, the effectiveness of the Fund's and its administrator's efforts may be reduced. Systematic Exchanges and automatic reinvestments of any dividends and distributions on remaining Fund balances are excepted from this trading prohibition.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses arising from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your financial service firm. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392


DISTRIBUTIONS AND TAXES


The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.


The Fund generally distributes any net investment income at least quarterly. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The Fund expects that its distributions will consist primarily of capital gains.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of its taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

JPMORGAN INTERNATIONAL EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.



                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS           POTENTIAL REWARDS           AND REWARD
FOREIGN AND OTHER MARKET
CONDITIONS

- The Fund's share price  - Stocks have generally     - Under normal
  and performance will      outperformed more stable    circumstances the Fund
  fluctuate in response     investments (such as        plans to remain fully
  to stock and bond         bonds and cash              invested in accordance
  market movements          equivalents) over the       with its policies and
                            long term                   may invest uninvested
- The value of most                                     cash in affiliated money
  bonds will fall when    - Foreign investments,        market funds; equity
  interest rates rise;      which represent a major     investments may include
  the longer a bond's       portion of the world's      common stock,
  maturity and the lower    securities, offer           convertible securities,
  its credit quality,       attractive potential        preferred stocks,
  the more its value        performance and             depositary receipts
  typically falls           opportunities for           (such as ADRs and EDRs),
                            diversification             trust or partnership
- The Fund could lose                                   interests, warrants,
  money because of        - Most bonds will rise in     rights, and investment
  foreign government        value when interest         company securities
  actions, political        rates fall
  instability, or lack                                - The Fund seeks to limit
  of adequate and/or      - Foreign bonds, which        risk and enhance
  accurate information      represent a major           performance through
                            portion of the world's      active management,
- Investment risks tend     fixed income securities,    country allocation and
  to be higher in           offer attractive            diversification
  emerging markets;         potential performance
  these markets also        and opportunities for     - During severe market
  present higher            diversification             downturns, the Fund has
  liquidity and                                         the option of investing
  valuation risks         - Emerging markets can        up to 100% of assets in
                            offer higher returns        high quality short-term
- Adverse market                                        instruments
  conditions may from
  time to time cause the
  Fund to take temporary
  defensive positions
  that are inconsistent
  with its principal
  investment strategies
  and may hinder the
  Fund from achieving
  its investment
  objective

- The Fund is
  non-diversified, which
  means that a
  relatively high
  percentage of the
  Fund's assets may be
  invested in a limited
  number of issuers.
  Therefore, its
  performance may be
  more vulnerable to
  changes in the market
  value of a single
  issuer or a group of
  issuers

                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS           POTENTIAL REWARDS           AND REWARD
MANAGEMENT CHOICES

- The Fund could          - The Fund could            - The sub-adviser focuses
  underperform its          outperform its benchmark    their active management
  benchmark due to its      due to these same           on securities selection,
  securities choices and    choices                     the area where it
  other management                                      believes its commitment
  decisions                                             to research can most
                                                        enhance returns

FOREIGN CURRENCIES

- Currency exchange rate  - Favorable exchange rate   - Except as noted earlier
  movements could reduce    movements could generate    in this prospectus, the
  gains or create losses    gains or reduce losses      Fund manages the
                                                        currency exposure of its
- Currency and                                          foreign investments
  investment risks tend                                 relative to its
  to be higher in                                       benchmark and may hedge
  emerging markets;                                     a portion of its foreign
  these markets also                                    currency exposure into
  present higher                                        the U.S. dollar from
  liquidity and                                         time to time (see also
  valuation risks                                       "Derivatives")

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When the Fund buys      - The Fund can take         - The Fund segregates
  securities before         advantage of attractive     liquid assets to offset
  issue or for delayed      transaction                 leverage risk
  delivery, it could be     opportunities
  exposed to leverage
  risk if it does not
  segregate liquid
  assets

                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS           POTENTIAL REWARDS           AND REWARD
DERIVATIVES

- Derivatives such as     - Hedges that correlate     - The Fund uses
  futures, options,         well with underlying        derivatives for hedging
  swaps, and forward        positions can reduce or     and for risk management
  foreign currency          eliminate losses at low     (i.e., to establish or
  contracts(1) that are     cost                        adjust exposure to
  used for hedging the                                  particular securities,
  portfolio or specific   - The Fund could make         markets or currencies);
  securities may not        money and protect           risk management may
  fully offset the          against losses if the       include management of
  underlying positions      investment analysis         the Fund's exposure
  and this could result     proves correct              relative to its
  in losses to the Fund                                 benchmark
  that would not have     - Derivatives that involve
  otherwise occurred        leverage could generate   - The Fund only
                            substantial gains at low    establishes hedges that
- Derivatives used for      cost                        they expect will be
  risk management or to                                 highly correlated with
  increase the Fund's                                   underlying positions
  gain may not have the
  intended effects and                                - The Fund may use
  may result in losses                                  derivatives in an effort
  or missed                                             to produce increased
  opportunities                                         gains

- The counterparty to a
  derivatives contract
  could default

- Derivatives that
  involve leverage could
  magnify losses

- Certain types of
  derivatives involve
  costs to a Fund which
  can reduce returns

- Derivatives used for
  non-hedging purposes
  could cause losses
  that exceed the
  original investment

- Derivatives may, for
  tax purposes, affect
  the character of gain
  and loss realized by
  the Fund, accelerate
  recognition of income
  to the Fund, affect
  the holding period of
  the Fund's assets and
  defer recognition of
  certain of the Fund's
  losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS           POTENTIAL REWARDS           AND REWARD
SECURITIES LENDING

- When the Fund lends a   - The Fund may enhance      - The sub-adviser
  security, there is a      income through the          maintains a list of
  risk that the loaned      investment of the           approved borrowers
  securities may not be     collateral received from
  returned if the           the borrower              - The Fund receives
  borrower or the                                       collateral equal to at
  lending agent defaults                                least 100% of the
                                                        current value of
- The collateral will be                                securities loaned plus
  subject to the risks                                  accrued interest
  of the securities in
  which it is invested                                - The lending agents
                                                        indemnify the Fund
                                                        against borrower default

                                                      - The sub-adviser's
                                                        collateral investment
                                                        guidelines limit the
                                                        quality and duration of
                                                        collateral investment to
                                                        minimize losses

                                                      - Upon recall, the
                                                        borrower must return the
                                                        securities loaned within
                                                        the normal settlement
                                                        period

ILLIQUID HOLDINGS

- The Fund could have     - These holdings may offer  - The Fund may not invest
  difficulty valuing        more attractive yields      more than 15% of net
  these holdings            or potential growth than    assets in illiquid
  precisely                 comparable widely traded    holdings
                            securities
- The Fund could be                                   - To maintain adequate
  unable to sell these                                  liquidity to meet
  holdings at the time                                  redemptions, the Fund
  or price it desires                                   may hold high quality
                                                        short-term instruments
                                                        (including repurchase
                                                        agreements) and for
                                                        temporary or
                                                        extraordinary purposes,
                                                        may borrow from banks up
                                                        to 33 1/3% of the value
                                                        of its total assets

                                                      POLICIES TO BALANCE RISK
POTENTIAL RISKS           POTENTIAL REWARDS           AND REWARD
SHORT-TERM TRADING

- Increased trading       - The Fund could realize    - The Fund generally
  could raise the Fund's    gains in a short period     avoids short-term
  brokerage and related     of time                     trading, except to take
  costs                                                 advantage of attractive
                          - The Fund could protect      or unexpected
- Increased short-term      against losses if a         opportunities or to meet
  capital gains             stock is overvalued and     demands generated by
  distributions could       its value later falls       shareholder activity
  raise shareholders'
  income tax liability

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at


1-800-348-9782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

PORTFOLIO HOLDINGS

A list of portfolio holdings is available fifteen days after month end upon request. Please call 1-800-348-4782 to obtain further information.


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.


The Fund's Investment Company Act File No. is 811-07843.


(C) J.P. Morgan Chase & Co. All Rights Reserved. March 2004

PR-FIEI-304

                            JPMORGAN TAX AWARE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2004

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
JPMorgan Tax Aware Short-Intermediate Income Fund ("Tax Aware Short-Intermediate
                                  Income Fund")

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
           JPMorgan Fleming Tax Aware International Opportunities Fund
             ("Fleming Tax Aware International Opportunities Fund")

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
  JPMorgan Tax Aware Large Cap Growth Fund ("Tax Aware Large Cap Growth Fund")
   JPMorgan Tax Aware Large Cap Value Fund ("Tax Aware Large Cap Value Fund")

                       J.P. MORGAN SERIES TRUST ("JPMST")
JPMorgan Tax Aware Disciplined Equity Fund ("Tax Aware Disciplined Equity Fund")
   JPMorgan Tax Aware Enhanced Income Fund ("Tax Aware Enhanced Income Fund")
       JPMorgan Tax Aware U.S. Equity Fund ("Tax Aware U.S. Equity Fund")


This Statement of Additional Information ("SAI") is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses dated March 1, 2004 for the Fleming Tax Aware International Opportunities Fund, Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund, Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund, Tax Aware U.S. Equity Fund and Tax Aware Short-Intermediate Income Fund (each a "Fund," collectively the "Funds") as supplemented from time to time. Additionally, this SAI incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds listed above dated October 31, 2003. The Prospectuses and the financial statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor (the "Distributor"), at 522 Fifth Avenue, New York, NY 10036.

For more information about the Funds or the financial statements, simply write or call:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392
1-800-348-4782

                                                                      SAI-TA-304

TABLE OF CONTENTS                                                           PAGE
General                                                                        3
Investment Strategies and Policies                                             3
Investment Restrictions                                                       24
Trustees                                                                      25
Officers                                                                      29
Codes of Ethics                                                               31
Investment Adviser                                                            31
Administrator and Sub-Administrator                                           33
Distributor                                                                   35
Distribution Plan                                                             35
Custodian and Transfer Agent                                                  37
Shareholder Servicing                                                         37
Financial Professionals                                                       39
Independent Accountants                                                       39
Purchases, Redemptions and Exchanges                                          39
Dividends and Distributions                                                   45
Net Asset Value                                                               45
Performance Information                                                       46
Portfolio Transactions                                                        50
Massachusetts Trust                                                           52
Description of Shares                                                         52
Distributions and Tax Matters                                                 58
Additional Information                                                        64
Financial Statements                                                          64
Appendix A--Description of Security Ratings                                  A-1

                                     GENERAL

This SAI relates to the JPMorgan Funds listed below. The Trustees of the Funds have authorized the issuance and sale of the following classes of shares:




Tax Aware Disciplined Equity Fund                            Select Class, Institutional Class, Class A, Class B and
                                                             Class C Shares

Tax Aware Enhanced Income Fund                               Select Class, Institutional Class, Class A, Class B and
                                                             Class C Shares

Fleming Tax Aware International Opportunities Fund           Select Class, Institutional Class, Class A, Class B and
                                                             Class C Shares

Tax Aware Large Cap Growth Fund                              Select Class Shares

Tax Aware Large Cap Value Fund                               Select Class Shares

Tax Aware Short-Intermediate Income Fund                     Select Class and Institutional Class Shares

Tax Aware U.S. Equity Fund                                   Select Class, Institutional Class, Class A, Class B and
                                                             Class C Shares



Currently, each Fund offers the following classes of shares:



Tax Aware Disciplined Equity Fund                            Institutional Class Shares

Tax Aware Enhanced Income Fund                               Select Class, Institutional Class and Class A Shares

Fleming Tax Aware International Opportunities Fund           Institutional Class and Class A Shares

Tax Aware Large Cap Growth Fund                              Select Class Shares

Tax Aware Large Cap Value Fund                               Select Class Shares

Tax Aware Short-Intermediate Income Fund                     Select Class and Institutional Class Shares

Tax Aware U.S. Equity Fund                                   Select Class, Institutional Class, Class A, Class B and
                                                             Class C Shares



The Tax Aware Large Cap Growth and Tax Aware Large Cap Value Funds are each a series of JPMMFSG, an open-end management investment company organized as a Massachusetts business trust on October 1, 1996.

The Fleming Tax Aware International Opportunities Fund is a series of JPMMFG, an open-end management investment company organized as a Massachusetts business trust on May 11, 1987.

The JPMorgan Tax Aware Short-Intermediate Income Fund is a series of JPMIF, an open-end management investment company organized as a Massachusetts business trust on November 4, 1992.

The Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are each a series of JPMST, an open-end management investment company organized as a Massachusetts business trust on August 15, 1996.

The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser"). The shares of the Funds are collectively referred to in this SAI as the "Shares."

This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs. It provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal

Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

As of October 31, 2002, the following Funds were renamed with the approval of the Board of Trustees of JPMMFSG:



NEW NAMES                                                    FORMER NAMES
JPMorgan Tax Aware Large Cap Growth Fund
("Tax Aware Large Cap Growth Fund")                          JPMorgan Select Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund
("Tax Aware Large Cap Value Fund")                           JPMorgan Select Equity Income Fund



Also effective as of October 31, 2002, the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund changed their objectives and strategies as described in the Prospectus, with the approval of the Board of Trustees.

                       INVESTMENT STRATEGIES AND POLICIES

                            TAX MANAGEMENT TECHNIQUES

The Funds use the Adviser's proprietary tax sensitive optimization model which is designed to reduce, but not eliminate, the impact of capital gains taxes on shareholders' after tax total returns. Each Fund will try to minimize the realization of net short-term and long-term capital gains by matching securities sold at a gain with those sold at a loss to the extent practicable. In addition, when selling a portfolio security, each Fund will generally select the highest cost basis shares of the security to reduce the amount of realized capital gains. Because the gain on securities that have been held for more than one year is subject to a lower federal income tax rate, these securities will generally be sold before securities held less than one year. The use of these tax management techniques will not necessarily reduce a Fund's portfolio turnover rate or prevent the Fund from selling securities to the extent warranted by shareholder transactions, actual or anticipated economic, market or issuer-specific developments or other investment considerations.

                                   INVESTMENTS

The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds invest primarily in equity securities consisting of exchange traded, over-the-counter and unlisted common and preferred stocks. A discussion of the various types of equity investments which may be purchased by the Funds appears below. See also "Quality and Diversification Requirements."

EQUITY SECURITIES. The equity securities in which all of the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

Preferred stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. The Tax Aware Enhanced Income Fund may invest in convertible securities of domestic and foreign issuers. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

COMMON STOCK WARRANTS. The Tax Aware Disciplined Equity Fund, Tax Aware Large Cap Growth Fund, Tax Aware Large Cap Value Fund and Tax Aware U.S. Equity Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.

REAL ESTATE INVESTMENT TRUSTS. The Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity REITs will depend upon the value of the underlying properties, and the value of mortgage REITs will be sensitive to the value of the underlying loans or interests.

                             TAX EXEMPT OBLIGATIONS

The Funds can invest in tax exempt obligations. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

MUNICIPAL BONDS. The Funds may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

MUNICIPAL NOTES. The Funds may invest in municipal notes. The Funds also may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

Municipal notes are short-term obligations with a maturity at the time of issuance typically ranging from six months to two years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay, at its discretion, the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes, with maturities of sixty days or less, are valued at amortized cost; no value is assigned to the right of the Funds to receive the par value of the obligation upon demand or notice.

Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments--Commercial Paper" below. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

PREMIUM SECURITIES. The Tax Aware Enhanced Income Fund may purchase premium securities. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value (the "NAV") of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

PUTS. The Tax Aware Enhanced Income Fund may purchase, without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Corporation ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer which in the judgment of the Adviser becomes more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

MORTGAGE-BACKED SECURITIES. The Funds, except for the Fleming Tax
Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. The Funds, except for the Fleming Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in government guaranteed mortgage-backed securities. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Macs"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Freddie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities; the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie

Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

STRIPPED MORTGAGE-BACKED SECURITIES. The Funds, except for the Fleming Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBSs") are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs which are U.S. government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

MORTGAGES (DIRECTLY HELD). The Tax Aware Enhanced Income Fund may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

The directly placed mortgages in which the Fund invests may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

AUCTION RATE SECURITIES. The Funds, except for the Fleming Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in auction rate securities. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

The Funds' investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the Investment Company Act of 1940, as amended (the "1940 Act"). These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. Each Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. The Funds, except for the Fleming Tax Aware International Opportunities Fund, Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in zero coupon, pay-in-kind and deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Funds accrue income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

ASSET-BACKED SECURITIES. The Funds, except for the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited, and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

CORPORATE FIXED INCOME SECURITIES. The Funds, except for the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund, may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

CONVERTIBLE SECURITIES. The Funds may invest in convertible securities of domestic and foreign issuers. The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

                               FOREIGN INVESTMENTS

Each Fund can invest in securities of foreign issuers. The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds may invest up to 20% of their respective total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

The Tax Aware Enhanced Income Fund may invest up to 25% of its total assets, at the time of purchase, in fixed income securities of foreign issuers. Any foreign commercial paper the Tax Aware Enhanced Income Fund invests in must not be subject to foreign withholding tax at the time of purchase.

Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting investments in securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect a Fund's liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. Each Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by a Fund or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Funds may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce a Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Funds may also enter into forward foreign currency exchange contracts to adjust its currency exposure relative to its benchmark. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

SOVEREIGN FIXED INCOME SECURITIES. The Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

BRADY BONDS. The Tax Aware Enhanced Income Fund may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

INVESTING IN EMERGING MARKETS. The Fleming Tax Aware International Opportunities Fund, Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

                             ADDITIONAL INVESTMENTS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation, and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

MORTGAGE DOLLAR-ROLL TRANSACTIONS. The Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund may engage in mortgage dollar-roll transactions. Under a mortgage dollar-roll, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar-roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar-roll transaction. At the time a Fund enters into a mortgage dollar-roll, it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar-rolls, and accordingly, such dollar-rolls will not be considered borrowings. Mortgage dollar-rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar-roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar-roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar-roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar-rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

ILLIQUID INVESTMENTS; PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a

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Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                            MONEY MARKET INSTRUMENTS

Although the Funds intend under normal circumstances and to the extent practicable, to be fully invested in accordance with their respective objectives, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the full faith and credit of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size ("Euros") and
(iii) U.S. branches of foreign banks of equivalent size ("Yankees"). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

                        OPTIONS AND FUTURES TRANSACTIONS

The Tax Aware Enhanced Income Fund may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds may (a) purchase and sell exchange traded and OTC put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

Each Fund may use futures contracts and options for hedging and risk management purposes. See "Risk Management." The Funds may not use futures contracts and options for speculation.

Each Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

The Tax Aware Disciplined Equity and Tax Aware U.S. Equity Funds may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if the aggregate premiums paid on all such options and the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of each Fund's total assets.

The Tax Aware Enhanced Income Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not repurchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the NAV of the Fund.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering an offsetting transaction if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an option purchased or sold by securities dealers ("OTC options"), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be OTC options that meet creditworthiness standards approved by the Adviser. While exchange traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take, and the seller to make, delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

The Funds, except the Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities each Fund anticipates purchasing at a later date or to gain exposure to certain markets in the most economical way possible. No Fund will sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with a Fund's security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

The Funds will not enter into any swap transaction, cap, floor or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The federal income tax treatment with respect to swap transactions, caps, floors and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

The Funds may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund.

The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Examples of risk management strategies for the Funds include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

The Funds will also comply with the diversification requirements imposed by the Code, for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund may, with respect to 50% of the Fund's assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

The Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's. If no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Tax Aware Enhanced Income Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Tax Aware Enhanced Income Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions."

The Tax Aware Enhanced Income Fund invests in a diversified portfolio of securities that are considered "high grade," and "investment grade" as described in Appendix A. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exist, the investment must be of comparable investment quality in the Adviser's opinion but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other relevant conditions, such as comparability to other issuers.

                               PORTFOLIO TURNOVER

The table below sets forth the portfolio turnover rates for the Funds for the periods indicated. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High Fund turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters."



                                                     FISCAL YEAR ENDED     FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                                          10/31/01             10/31/02               10/31/03
                                                     -----------------     -----------------      -----------------
Fleming Tax Aware International
Opportunities Fund*                                                 43%                   97%                    79%

Tax Aware Disciplined Equity Fund                                   44%                   60%                    46%

Tax Aware Enhanced Income Fund                                     142%                  186%                   241%

Tax Aware Short-Intermediate Income Fund**                         N/A                   N/A                    274%

Tax Aware U.S. Equity Fund                                          22%                   27%                    13%



                                               FISCAL PERIOD FROM    FISCAL PERIOD FROM
                           FISCAL YEAR ENDED   11/1/01 THROUGH       1/1/02 THROUGH        FISCAL YEAR ENDED
                           10/31/01            12/31/01***@          10/31/02****@         10/31/03
                           -----------------   ------------------    ------------------    -----------------
Tax Aware Large Cap
Growth Fund                               84%                   3%                   46%                  35%

Tax Aware Large Cap
Value Fund                                 8%                   0%                   80%                  33%

*    The Fund commenced operations on 4/30/01.
**   The Fund commenced operations on 12/20/02.
*** The Funds changed their fiscal year end from October 31 to December 31. **** The Funds changed their fiscal year end from December 31 to October 31.
@    Not annualized.

                             INVESTMENT RESTRICTIONS

The investment restrictions below have been adopted by each Trust with respect to their Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities to the market value of the Fund's assets.

Each Fund:

(1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;

(2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

(3) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

(4) May not borrow money, except to the extent permitted by applicable law;

(5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) for the Tax Aware Enhanced Income Fund and Tax Aware Short-Intermediate Income Fund, make direct investments in mortgages;

(7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

(8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are non-fundamental policies of the Funds and may be changed by the Trustees. These non-fundamental investment policies require that the Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

(ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries, and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

The names of the Trustees of the Funds, together with information regarding their year of birth ("YOB"), positions with the Funds, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



         NAME (YOB);                                                 NUMBER OF PORTFOLIOS
       POSITIONS WITH                 PRINCIPAL OCCUPATIONS             IN FUND COMPLEX        OTHER DIRECTORSHIPS HELD OUTSIDE
      THE FUNDS (SINCE)               DURING PAST 5 YEARS            OVERSEEN BY TRUSTEE (1)           FUND COMPLEX
------------------------------  ----------------------------------   -----------------------   --------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong            Retired; Vice President &                       69             None
(1941); Trustee of JPMIF        Treasurer of Ingersoll-Rand
since 2001, JPMMFG              Company (manufacturer of
since 1987, JPMMFSG             industrial equipment) (1972-2000)
1996 and since JPMST
2001

Roland R. Eppley, Jr.           Retired                                         69             Director Janel Hypro, Inc.
(1932); Trustee of JPMIF                                                                       (Automotive) (1993-present)
since 2001, JPMMFG
since 1989, JPMMFSG
1996 and since JPMST
2001

Dr. Matthew Goldstein           Chancellor of the City                          69             Director of National
(1941) Trustee of JPMIF         University of New York, since                                  Financial Partners (financial
since 2003, JPMMFG              (1999-present); President,                                     services distributor)
since 2003, JPMMFSG             Adelphi University (New York)                                  (2003-Present); President,
2003 and since JPMST            (1998-1999)                                                    Adelphi (1998-present);
2003                                                                                           Trustee of Bronx-Lebanon
                                                                                               Hospital Center (1992-present);

         NAME (YOB);                                                 NUMBER OF PORTFOLIOS
       POSITIONS WITH                 PRINCIPAL OCCUPATIONS             IN FUND COMPLEX        OTHER DIRECTORSHIPS HELD OUTSIDE
      THE FUNDS (SINCE)               DURING PAST 5 YEARS            OVERSEEN BY TRUSTEE (1)           FUND COMPLEX
------------------------------  ----------------------------------   -----------------------   --------------------------------
                                                                                               Director of New Plan Excel
                                                                                               Realty Trust, Inc. (real estate
                                                                                               investment trust)
                                                                                               (2000-present); Director of
                                                                                               Lincoln Center Institute for
                                                                                               the Arts in Education
                                                                                               (1999-present).

Ann Maynard Gray                Vice President of Capital                       69             Director of Duke Energy
(1945); Trustee of JPMIF        Cities/ ABC, Inc.                                              Corporation (1997-Present);
since 2001, JPMMFG              (communications) (1986-1998)                                   Director of Elan Corporation,
since 2001, JPMMFSG                                                                            plc (pharmaceuticals)
2001and since JPMST                                                                            (2001-Present); Director of
2001                                                                                           The Phoenix Companies (wealth
                                                                                               management services)
                                                                                               (2002-Present)

Matthew Healey (1937);          Retired; Chief Executive Officer                69             None
Trustee of JPMIF since 1992,    of certain J.P. Morgan Fund
JPMMFG since 2001,              trusts (1982-2001)
JPMMFSG 2001 and since
JPMST 1996

Robert J. Higgins (1945);       Retired; Director of                            69             Director of Providian Financial
Trustee of JPMIF since 2002,    Administration of the State of                                 Corp. (banking) (2002-Present)
JPMMFG since 2002,              Rhode Island (2003); President -
JPMMFSG 2002 and since          Consumer Banking and Investment
JPMST 2002                      Services Fleet Boston Financial
                                (1971-2002)

William G. Morton, Jr. (1937)   Chairman Emeritus (2001-2002),                  69             Director of Radio Shack
Trustee of all Trusts of JPMIF  and Chairman and Chief Executive                               Corporation (electronics)
since 2003, JPMMFG since        Officer, Boston Stock Exchange                                 (1987-present); Director of
2003, JPMMFSG 2003 and          (1985- 2001)                                                   The Griswold Company
since JPMST 2003                                                                               (securities brokerage)
                                                                                               (2002-present); Director of The
                                                                                               National Football Foundation
                                                                                               and College Hall of Fame
                                                                                               (1994-present); Trustee of the
                                                                                               Berklee College of Music
                                                                                               (1998-present); Trustee of the
                                                                                               Stratton Mountain School
                                                                                               (2001-present).

Fergus Reid, III (1932);        Chairman of Lumelite Corporation                69             Trustee of 16 Morgan Stanley
Trustee of JPMIF since 2001,    (plastics manufacturing)                                       Funds (1995-Present)
JPMMFG since 1987,              (2003-Present); Chairman and CEO
JPMMFSG 1996 and since          of Lumelite Corporation
JPMST 2001                      (1985-2002)

James J. Schonbachler (1943);   Retired; Managing Director of                   69             None
Trustee of JPMIF since 2001,    Bankers Trust Company (financial
JPMMFG since 2001,              services) (1968-1998)
JPMMFSG 2001and since
JPMST 2001

         NAME (YOB);                                                 NUMBER OF PORTFOLIOS
       POSITIONS WITH                 PRINCIPAL OCCUPATIONS             IN FUND COMPLEX        OTHER DIRECTORSHIPS HELD OUTSIDE
      THE FUNDS (SINCE)               DURING PAST 5 YEARS            OVERSEEN BY TRUSTEE (1)            FUND COMPLEX
------------------------------  ----------------------------------   -----------------------   --------------------------------
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.*       Retired; Chief Executive Officer                69             None
(1935); Trustee of JPMIF        of Chase Mutual Funds
since 2001, JPMMFG since        (investment company)
1998, JPMMFSG 1998 and          (1989-1998); President & Chief
since JPMST 2001                Executive Officer of Vista
                                Capital Management (investment
                                management) (1990-1998); Chief
                                Investment Executive of Chase
                                Manhattan Private Bank
                                (investment management)
                                (1990-1998)



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 13 investment companies.


* Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. (J.P. Morgan Chase) stock.

Each Trustee serves for an indefinite term, subject to the Funds' current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing each Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2003. The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee did not meet during the fiscal year ended October 31, 2003. The members of the Investment Committee are Messrs. Spalding
(Chairman) and Goldstein. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met two times during the fiscal year ended October 31, 2003. The members of the Governance Committee are Messrs. Reid (Chairman), Higgins, and Morton. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met once during the fiscal year ended October 31, 2003.

Each Trustee serves for an indefinite term, subject to the Fund's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing each Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the year ended October 31, 2003. The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee met five times during the year ended October 31, 2003. The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met five times during the year ended October 31, 2003. The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met five times during the year ended October 31, 2003.

The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2003 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):



                                                                        OWNERSHIP OF FLEMING
                                                     OWNERSHIP OF TAX         TAX AWARE
                            OWNERSHIP OF TAX AWARE    AWARE ENHANCED        INTERNATIONAL       OWNERSHIP OF TAX AWARE
NAME OF TRUSTEE            DISCIPLINED EQUITY FUND     INCOME FUND        OPPORTUNITIES FUND     LARGE CAP GROWTH FUND
-----------------------    -----------------------   ----------------   --------------------    ----------------------
INDEPENDENT TRUSTEES
William J. Armstrong                 None                  None                  None                  None
Roland R. Eppley, Jr.                None                  None                  None                  None
Dr. Matthew Goldstein                None                  None                  None                  None
Ann Maynard Gray                     None                  None                  None                  None
Matthew Healey                       None                  None                  None                  None
Robert J. Higgins                    None                  None                  None                  None
William G. Morton, Jr.               None                  None                  None                  None
Fergus Reid, III                     None                  None                  None                  None
James J. Schonbachler                None                  None                  None                  None

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.             None                  None                  None                  None



                                                                                                    AGGREGATE OWNERSHIP OF
                                                                                                        ALL REGISTERED
                                                                                                      INVESTMENT COMPANIES
                                                           OWNERSHIP OF TAX                               OVERSEEN BY
                                                              AWARE SHORT-      OWNERSHIP OF TAX    TRUSTEES IN FAMILY OF
                                OWNERSHIP OF TAX AWARE    INTERMEDIATE INCOME   AWARE U.S. EQUITY         INVESTMENT
NAME OF TRUSTEE                  LARGE CAP VALUE FUND            FUND                  FUND               COMPANIES
INDEPENDENT TRUSTEES
William J. Armstrong                     None                    None                  None              Over $100,000
Roland R. Eppley, Jr.                    None                    None                  None              Over $100,000
Dr. Matthew Goldstein                    None                    None                  None                    $0
Ann Maynard Gray                         None                    None                  None             $10,001-$50,000
Matthew Healey                           None                    None                  None              Over $100,000
Robert J. Higgins                        None                    None                  None                    $0
William G. Morton, Jr.                   None                    None                  None                    $0
Fergus Reid, III                         None                    None                  None              Over $100,000
James J. Schonbachler                    None                    None                  None             $50,001-$100,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 None                    None                  None              Over $100,000



   (1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 13 investment companies.

As of December 31, 2003, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or any of their affiliates (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. As of July 16, 2003, Messrs. Armstrong and Spalding are paid an additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

Trustee aggregate compensation paid by the Funds and the JPMorgan Fund Complex for the year ended December 31, 2003, are set forth below.



                                FLEMING TAX
                                   AWARE
                               INTERNATIONAL
                               OPPORTUNITIES    TAX AWARE DISCIPLINED    TAX AWARE ENHANCED   TAX AWARE LARGE
NAME OF TRUSTEE                    FUND              EQUITY FUND             INCOME FUND      CAP GROWTH FUND
-------------------------      -------------    ---------------------    ------------------   ---------------
NON-INTERESTED TRUSTEES

William J. Armstrong           $         170    $                 237    $            2,970   $           332

Roland R. Eppley, Jr.                    145                      201                 2,494               281

Ann Maynard Gray                         145                      201                 2,494               281

Matthew Healey                           194                      269                 3,335               376

Fergus Reid, III                         303                      421                 5,226               589

James J. Schonbachler                    145                      201                 2,494               281

Robert J. Higgins                        145                      201                 2,494               281

Dr. Matthew Goldstein                    106                      152                 1,976               215

William G. Morton, Jr.                   106                      152                 1,976               215

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.                 152                      214                 2,665               299



                                                   TAX AWARE SHORT-                      TOTAL COMPENSATION
                               TAX AWARE LARGE   INTERMEDIATE INCOME    TAX AWARE U.S.     PAID FROM FUND
NAME OF TRUSTEE                 CAP VALUE FUND           FUND            EQUITY FUND          COMPLEX
------------------------       ---------------   -------------------    --------------   ------------------
NON-INTERESTED TRUSTEES

William J. Armstrong           $           423   $               414    $          716   $          140,000

Roland R. Eppley, Jr.                      359                   328               587              120,000

Ann Maynard Gray                           359                   328               587              120,000

Matthew Healey                             479                   439               786              160,000

Fergus Reid, III                           751                   689             1,232              250,000

James J. Schonbachler                      359                   328               587              120,000

Robert J. Higgins                          359                   328               587              120,000

Dr. Matthew Goldstein                      273                   309               520               90,000

William G. Morton, Jr.                     273                   309               520               90,000

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.                   380                   346               624              126,667



The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds, and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

The Declarations of Trust provide that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

The names of the officers of the Funds, together with their YOB, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.



       NAME (YOB),
   POSITIONS HELD WITH                                           PRINCIPAL OCCUPATIONS
    THE FUNDS (SINCE)                                             DURING PAST 5 YEARS
----------------------------        ------------------------------------------------------------------------------------------
George C.W. Gatch (1962)            Managing Director, JPMIM; Head of J.P. Morgan Fleming's U.S. Mutual Funds and Financial
President (2001)                    Intermediaries Business ("FFI"); he has held numerous positions throughout the firm in business management, marketing and sales.

Patricia A. Maleski (1960)          Vice President, JPMIM, Head of FFI and U.S. Institutional Funds Administration and
Treasurer (2003)                    Board Liaison. Prior to joining J.P. Morgan Chase in 2001, she was the Vice President
                                    of Finance for the Pierpont Group, Inc., a service provider to the board of trustees of the heritage JPMorgan Funds.

       NAME (YOB),
   POSITIONS HELD WITH                                           PRINCIPAL OCCUPATIONS
    THE FUNDS (SINCE)                                             DURING PAST 5 YEARS
----------------------------        -----------------------------------------------------------------------------------------
Sharon J. Weinberg (1959)           Managing Director, JPMIM; since joining J.P. Morgan Chase in 1996, she has held
Secretary (2001)                    numerous positions throughout the asset management business in mutual funds marketing, legal and product development.

Stephen M. Ungerman (1953)          Vice President, JPMIM; Fund Administration - Pooled Vehicles; prior to joining J.P.
Vice President and Assistant        Morgan Chase in 2000, he held a number of positions in Prudential Financial's asset
Treasurer                           (2001) management business, including Associate General Counsel, Tax Director and Co-head of Administration; Mr. Ungerman also served as Assistant Treasurer for all mutual funds managed by Prudential.

Judy R. Bartlett (1965)             Vice President and Assistant General Counsel, JPMIM, since September 2000; from
Vice President and Assistant        August 1998 through August 2000, she was an attorney at New York Life Insurance
Secretary (2001)                    Company where she served as Assistant Secretary for the Mainstay Funds.

Joseph J. Bertini (1965)            Vice President and Assistant General Counsel, JPMIM.
Vice President and Assistant
Secretary (2001)

Wayne H. Chan (1965)                Vice President and Assistant General Counsel, JPMIM, since September 2002; Mr. Chan
Vice President and Assistant        was an associate at the law firm of Shearman & Sterling LLP from May 2001 through
Secretary (2003)                    September 2002; Swidler Berlin Shereff Friedman LLP from June 1999 through May
                                    2001 and Whitman Breed Abbott & Morgan LLP from September 1997 through May 1999.

Thomas J. Smith (1955)              Managing Director, Head of Compliance for J.P. Morgan Chase & Co.'s asset management
Vice President and Assistant        business in the Americas.
Secretary (2002)

Paul M. DeRusso (1954)              Vice President, JPMIM; Manager of the Budgeting and Expense Group of Funds
Assistant Treasurer (2001)          Administration Group.

Lai Ming Fung (1974)                Associate, JPMIM; Budgeting Analyst for the Budgeting and Expense Group of Funds
Assistant Treasurer (2001)          Administration Group.

Mary D. Squires (1955)              Vice President, JPMIM; Ms. Squires has held numerous financial and operations
Assistant Treasurer (2001)          positions supporting the J.P. Morgan Chase organization complex.

Michael Ciotola (1968)              Director of Financial Services of BISYS Fund Services, Inc. since January 2003; held
Assistant Treasurer (2003)*         various positions within BISYS since 1998.

Arthur A. Jensen (1966)             Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Treasurer (2001)*         formerly Section Manager at Northern Trust Company

Martin R. Dean (1963)               Vice President of Regulatory Services of BISYS Fund Services, Inc.
Assistant Treasurer (2001)*

Alaina Metz (1967)                  Chief Administrative Officer of BISYS Fund Services, Inc.; formerly, Supervisor of the
Assistant Secretary (2001)*         Blue Sky Department of Alliance Capital Management L.P.

Ryan M. Louvar (1972)               Counsel of Legal Services, BISYS Fund Services, Inc. since 2000; formerly Attorney at
Assistant Secretary (2003)**        Hill, Farrer & Burrill LLP from 1999 to 2000 and Knapp Petersen & Clarke, PC from 1997 to 1999.

       NAME (YOB),
   POSITIONS HELD WITH                                           PRINCIPAL OCCUPATIONS
    THE FUNDS (SINCE)                                             DURING PAST 5 YEARS
-----------------------------       -----------------------------------------------------------------------------------------
Lisa Hurley (1955)                  Executive Vice President and General Counsel of BISYS Fund Services, Inc.
Assistant Secretary (2001)***



* The contact address for the officer is Stelzer Road, Columbus, OH 43219. ** The contact address for the officer is 90 Park Avenue, New York, NY 10016. *** The contact address for the officer is 60 State Street, Boston, MA 02109.

As of December 31, 2003, the officers and Trustees, as a group, owned less than 1% of the shares of each Fund.

                                 CODES OF ETHICS

The Funds, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                     PROXY VOTING PROCEDURES AND GUIDELINES

The Board of Trustees of the Funds has delegated to the Funds' investment adviser, JPMIM, proxy voting authority with respect to the Funds' portfolio securities. Most of the securities in which the Funds invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines (the "Guidelines") for voting proxies on specific types of issues.

The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS"), to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to the ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines.

JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

JPMIM votes proposals to classify Board on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

JPMIM votes against proposals for a super-majority vote to approve a merger.

JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis. JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

   - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

   - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

   - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

   - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

   - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

   - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

   - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

   - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however JPMIM will generally vote against such proposals and vote for revoking existing plans.

   - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

   - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

In accordance with regulations of the Securities and Exchange Commission, the Funds' proxy voting records for the twelve-month period ended June 30, 2004 will be filed with the Securities and Exchange Commission no later than August 31, 2004.

                               INVESTMENT ADVISER

Pursuant to Investment Advisory Agreements (the "Advisory Agreements"), between the Trusts on behalf of the Funds and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.

Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the Funds' day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Funds' investments. Effective October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. ("JPMFAMH"), which is a wholly owned subsidiary of J.P. Morgan Chase & Co ("J.P. Morgan Chase"). Prior to October 1, 2003, JPMIM was a directly wholly owned subsidiary of J.P. Morgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.

Certain of the assets of employee benefit accounts under Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

Under separate agreements, JPMorgan Chase Bank also provides certain financial, fund accounting and administrative services to the Trusts and the Funds, as well as shareholder services for the Trusts. See "Administrator and Sub-Administrator", "Shareholder Servicing" and "Custodian" sections.

J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

Prior to October 1, 1998, Morgan Guaranty Trust Company of New York served as investment adviser for the Tax Aware U.S. Equity and Tax Aware Disciplined Equity Funds.

Prior to February 28, 2001, The Chase Manhattan Bank ("Chase"), a predecessor of JPMorgan Chase Bank, was the investment adviser to the Tax Aware Large Cap Growth Fund and Tax Aware Large Cap Value Fund and Chase Fleming Asset Management (USA) Inc. served as sub-adviser.

The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Funds.

As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the adviser under the Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets.



Tax Aware Disciplined Equity Fund                                           0.35%
Tax Aware Enhanced Income Fund                                              0.25%
Fleming Tax Aware International Opportunities Fund                          0.85%
Tax Aware Large Cap Growth Fund                                             0.40%
Tax Aware Large Cap Value Fund                                              0.40%
Tax Aware Short-Intermediate Income Fund                                    0.25%
Tax Aware U.S. Equity Fund                                                  0.45%



The table below sets forth the amounts paid by the Funds or accrued to JPMIM, (waived amounts in parentheses) with respect to the fiscal periods indicated (amounts in thousands):



                                            FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                                 10/31/01                 10/31/02                 10/31/03
                                           --------------------     ---------------------    --------------------
                                             PAID/                     PAID/                   PAID/
                                            ACCRUED      WAIVED       ACCRUED     WAIVED      ACCRUED     WAIVED
                                           ---------   ---------    ---------   ---------    ---------   ---------
Fleming Tax Aware International
Opportunities Fund*                        $     892   $    (211)   $   1,550   $    (274)   $   1,143   $    (227)
Tax Aware Disciplined Equity Fund              1,359           -          935           -          655           -

Tax Aware Enhanced Income Fund                 1,222        (128)       3,841        (887)       5,699        (814)

Tax Aware Short-Intermediate Income
Fund**                                           N/A         N/A          N/A         N/A          658         (53)

Tax Aware U.S. Equity Fund                     1,107           -        1,126           -        2,218           -



                                                     FISCAL PERIOD FROM    FISCAL PERIOD FROM
                              FISCAL YEAR ENDED       11/1/01 THROUGH        1/1/02 THROUGH        FISCAL YEAR ENDED
                                  10/31/01              12/31/01***           10/31/02****             10/31/03

                               PAID/                  PAID/                 PAID/                   PAID/
                              ACCRUED    WAIVED      ACCRUED    WAIVED     ACCRUED     WAIVED      ACCRUED    WAIVED
                             --------   --------    --------   --------    -------    --------    --------   --------
Tax Aware Large Cap Growth
Fund                         $  2,333   $   (352)   $    295   $     (7)   $  1,098   $    (10)   $  1,045   $      -

Tax Aware Large Cap Value
Fund                            2,018       (603)        281        (84)      1,240       (128)      1,326         (4)

* The Fund commenced operations on 4/30/01.
** The Fund commenced operations on 12/20/02.
*** The Funds changed their fiscal year end from October 31 to December 31. **** The Funds changed their fiscal year end from December 31 to October 31.

The Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreements. See the "Distributor" section. The Advisory Agreements will terminate automatically if assigned and are terminable at any time without penalty by a vote of a majority of a Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information".

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or its affiliates, has approved the Advisory Agreement for each Fund.

As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Advisers' investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

In approving the Advisory Agreements, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates, revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services and its ability to retain and attract qualified personnel to manage each Fund.

In reaching its decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current Advisory Agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR

Pursuant to Administration Agreements, effective September 10, 2001, between the Trusts, on behalf of the Funds, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trusts of all documents required to be filed for compliance by the Trusts with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank, in its capacity as administrator, does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds' shares.

JPMorgan Chase Bank was formed on November 10, 2001 from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

Under the Administration Agreements, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreements will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trusts, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreements are terminable without penalty by the Trusts on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trusts, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of duties under an agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trusts shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trusts under the Administration Agreements.

In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreements, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank may pay a portion of the fees it receives to BISYS Fund Services, Inc. for its services as each Fund's sub-administrator.

Prior to September 10, 2001 and pursuant to an administration agreement effective July 1, 2001 with JPMIF and JPMST, behalf of their Funds, a predecessor to JPMorgan Chase Bank served as the Funds' administrator. For its services under this agreement, the administrator received from those Funds and Portfolios an allocable share of a complex-wide charge of 0.09% of the first $7 billion of average daily net assets plus 0.04% of average daily net assets over $7 billion.

Prior to July 1, 2001 and pursuant to co-administration agreements with the JPMIF and JPMST, on behalf of their Funds, dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as co-administrator for the Funds and their corresponding portfolios. For its services under the Co-Administration Agreements, these Funds and their corresponding portfolios agreed to pay FDI fees equal to their allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund and its corresponding portfolio was based on the ratio of its net assets to the aggregate net assets of its Trust and certain other investment companies subject to similar agreements with FDI.

Prior to July 1, 2001 and pursuant to an administrative services agreement with the JPMIF and JPMST, on behalf of their Funds, a predecessor to JPMorgan Chase Bank served as such Funds' administrative services agent. For its services under this agreement, the administrative services agent received from each Fund and portfolio an allocable share of a complex-wide charge of 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of its Trust and certain other Funds with similar arrangements.

Prior to September 10, 2001, pursuant to an administration agreement with JPMMFSG, on behalf of its Funds, dated August 31, 1996, a predecessor to JPMorgan Chase Bank served as the Funds' administrator. For its services under this administration agreement, the administrator received 0.10% of the average daily net assets of the Funds.

The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds series (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                                            FISCAL YEAR ENDED       FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                                 10/31/01                10/31/02              10/31/03
                                            PAID/                   PAID/                  PAID/
                                           ACCRUED      WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED
Fleming Tax Aware International
Opportunities Fund*                        $   158      $  (35)    $   273    $  (124)    $   202   $   (192)
Tax Aware Disciplined Equity Fund              235           -         401       (119)        281       (110)

Tax Aware Enhanced Income Fund                 367           -       2,304     (2,031)      3,420     (3,419)

Tax Aware Short-Intermediate Income
Fund**                                         N/A         N/A         N/A        N/A         395       (370)

Tax Aware U.S. Equity Fund                     153           -         375       (230)        739       (416)



                                                                                 FISCAL PERIOD
                                                      FISCAL PERIOD FROM         FROM  1/1/02
                                 FISCAL YEAR ENDED      11/1/01 THROUGH        THROUGH  12/31/01   FISCAL YEAR ENDED
                                      10/31/01           10/31/02***                 ****                10/31/03
                                  PAID/                 PAID/                 PAID/                 PAID/
                                 ACCRUED    WAIVED     ACCRUED    WAIVED     ACCRUED    WAIVED     ACCRUED    WAIVED
Tax Aware Large Cap
Growth Fund                      $  619     $  (29)    $   111    $  (30)    $   412    $ (106)    $   392    $    -
Tax Aware Large Cap Value
Fund                                539        (27)        105       (28)        465       (54)        497         -



* The Fund commenced operations on 4/30/01.
** The Fund commenced operations on 12/20/02.
*** The Funds changed their fiscal year end from October 31 to December 31. **** The Funds changed their fiscal year end from December 31 to October 31.

Prior to September 10, 2001 and pursuant to a Distribution and Sub-administration Agreement with JPMMFG and JPMMSG, on behalf of their Funds, a predecessor to the Distributor served as such Funds' sub-administrator. For its services under this agreement, the sub-administrator received 0.05% of the average daily net assets of each Fund (amounts in thousands):



                                                              PERIOD FROM 11/01/00 THROUGH
                                                                        09/09/01
                                                          -------------------------------------
 FUNDS                                                      PAID/ACCRUED            WAIVED
                                                          -------------------------------------
 Fleming Tax Aware International Opportunities Fund*        $         37           $        (19)
 Tax Aware Large Cap Growth Fund                                     256                   (205)
 Tax Aware Large Cap Value Fund                                      218                   (174)



* The Fund commenced operations on 4/30/01.

                                   DISTRIBUTOR

The Distributor serves as the Trusts' exclusive distributor and holds itself available to receive purchase orders for shares of each of the Fund's. In that capacity, the Distributor has been granted the right, as agent of the Trusts, to solicit and accept orders for the purchase of shares of each of the Fund's in accordance with the terms of the Distribution Agreements between the Trusts and the Distributor. Under the terms of the Distribution Agreements between the Distributor and the Trusts, the Distributor receives no compensation in its capacity as the Trusts' distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

The Distribution Agreements will continue in effect with respect to each Fund for a period of two years after execution only if it is approved at least annually (i) by a vote of the holders of a majority of the Funds' outstanding shares or (ii) by a vote of a majority of the Trustees of the Trusts and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreements, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreements will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trusts, including a vote of a majority of the Trustees who are not "interested persons" of the Trusts, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.

Prior to April 11, 2001, Funds Distributors, Inc. ("FDI") serviced as the distributor of the Funds of JPMIF and JPMST.

                                DISTRIBUTION PLAN

Each Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively the "Distribution Plans") on behalf of the Class A, Class B and Class C Shares of the Funds, as applicable, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

Class A Shares pay a Distribution Fee of up to 0.25% and Class B and Class C Shares pay a Distribution Fee of 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of 4.00% and 1.00% respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A Shares, 0.75% annualized of the average NAV of the Class B Shares or 0.75% annualized of the average NAV of the Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C Shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares of the Funds are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

The Distribution Plans provide that they will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees").

The Distribution Plans require that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefore) under the Distribution Plans. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or, of a by vote of a majority of the outstanding voting shares of such class (as defined in the 1940 Act and the rules thereunder). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plans for a period of not less than six years from the date of the Distribution Plans, and for the first two years such copies will be preserved in an easily accessible place.

The Distributor earned the following fees, and waived the amounts in parentheses (amounts in thousands):

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND



Advertising and Sales Literature                                             $       76
B Share Financing Charges                                                           380
Compensation to dealers                                                             464
Compensation to sales personnel                                                      14
Equipment, supplies and other                                                        30
Printing, production and mailing of prospectuses to
other than shareholders                                                           1,300
TAX AWARE ENHANCED INCOME FUND
Advertising and Sales Literature                                             $   21,605
B Share Financing Charges                                                             -
Compensation to dealers                                                          85,775
Compensation to sales personnel                                                   4,335
Equipment, supplies and other                                                     8,771
Printing, production and mailing of prospectuses to
other than shareholders                                                          62,690
TAX AWARE U.S. EQUITY FUND
Advertising and Sales Literature                                             $      734
B Share Financing Charges                                                        21,863
Compensation to dealers                                                          10,010
Compensation to sales personnel                                                     143
Equipment, supplies and other                                                       340
Printing, production and mailing of prospectuses to
other than shareholders                                                           1,515



     The table below sets forth the 12b-1 fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                                            FISCAL YEAR ENDED       FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                                 10/31/01                10/31/02              10/31/03
                                            PAID/                   PAID/                  PAID/
                                           ACCRUED      WAIVED     ACCRUED     WAIVED     ACCRUED     WAIVED
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND*
  Class A Shares                           $    2            -     $    19     $    -     $    16     $    -
  Class B Shares~                               -^           -           -^         -           -^         -
  Class C Shares~                               -^           -           -^         -           -^         -
TAX AWARE ENHANCED INCOME FUND
  Class A Shares**                            N/A          N/A          27          -          55          -
TAX AWARE U.S. EQUITY FUND
  Class A Shares                                1            -          10          -          11          -
  Class B Shares                                2            -          19          -          22          -
  Class C Shares                                -            -           2          -           2          -



* The Fund commenced operations on 4/30/01.
** Class was launched on 11/30/01.
^ Amount rounds to less than one thousand.
~ Classes ceased operations as of 9/12/03.

                                    CUSTODIAN

Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated March 1, 2003, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser.

For fund accounting services, each Fund, except the Fleming Tax Aware International Opportunities Fund and Tax Aware Enhanced Income Fund, pays to JPMorgan Chase Bank the higher of (a) each Fund's pro-rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.

For fund accounting services, the Fleming Tax Aware International Opportunities Fund, pays to JPMorgan Chase Bank the higher of (a) the Fund's pro-rata share of an annual complex-wide charge on the average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.

For fund accounting services, the Tax Aware Enhanced Income Fund, pays to JPMorgan Chase Bank the higher of (a) the Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. income funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. income fund is $25,000.

In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled). JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, MO, 64105, serves as each Fund's transfer agent and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                              SHAREHOLDER SERVICING

The Trusts, on behalf of each of the Funds, have entered into Shareholder Servicing Agreements, which enable the Funds to obtain the services of one or more Shareholder Servicing Agents, including JPMorgan Chase Bank. Under the agreements, Shareholder Servicing Agents are responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; providing other related services verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law.

Under the Shareholder Servicing Agreements, each Fund has agreed to pay JPMorgan Chase Bank for these services a fee at the following annual rate (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders). JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreements with respect to each Fund on a month-to-month basis.



Select Class , Class A, Class B and Class C Shares          0.25%
Institutional Class  Shares                                 0.10%



The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund or accrued to JPMorgan Chase Bank for the periods indicated (amounts in thousands):



                                        FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                            10/31/01                  10/31/02                10/31/03
                                       --------------------------------------------------------------------
                                        PAID/                     PAID/                     PAID/
                                       ACCRUED      WAIVED       ACCRUED      WAIVED      ACCRUED    WAIVED
                                       --------------------------------------------------------------------
Fleming Tax Aware International
Opportunities Fund*
   Class A Shares                      $     2      $    -      $     18     $      -     $    16   $   (14)
   Class B Shares~                           -^          -             -^           -           -^        -^
   Class C Shares~                           -^          -             -^           -           -^        -^
   Institutional Class Shares              104        (104)          175         (175)        128      (125)
Tax Aware Disciplined Equity Fund
   Institutional Class Shares              388         (49)          267         (267)        187      (187)
Tax Aware Enhanced Income Fund
   Class A Shares**                          -           -            27           (1)         55       (15)
   Institutional Class Shares              441        (114)        1,307       (1,305)      1,888    (1,840)
   Select Class Shares                     120          (1)          545          (19)        923       (14)
Tax Aware Short-Intermediate
Income Fund***
   Institutional Class Shares                                                                 175      (113)

   Select Class Shares                                                                         221       (64)
Tax Aware U.S. Equity Fund
   Class A Shares****                        6           -            10           (9)          11       (11)
   Class B Shares****                        1           -             6           (6)           7        (7)
   Class C Shares****                        -           -             1            -^           1        (1)
   Institutional Class Shares                2          (2)           39          (16)          68        (5)
   Select Class Shares                     583         (16)          511          (89)       1,044       (28)



                             FISCAL YEAR ENDED       FISCAL PERIOD FROM 1/1/01    FISCAL PERIOD FROM /1/02     FISCAL YEAR ENDED
                                  10/31/01             THROUGH 2/31/01*****        THROUGH 10/31/02******          10/31/03
                          --------------------------------------------------------------------------------------------------------
                             PAID/                     PAID/                        PAID/                      PAID/
                            ACCRUED       WAIVED      ACCRUED        WAIVED        ACCRUED        WAIVED      ACCRUED      WAIVED
                          --------------------------------------------------------------------------------------------------------
Tax Aware Large Cap
Growth Fund
   Select Shares            $ 1,458     $ (1,453)     $   185        $ (185)       $   686        $ (364)     $   653      $ (52)
Tax Aware Large Cap
Value Fund
   Select Shares              1,261            -          176             -            775             -          829         (2)



* The Fund commenced operations on 4/30/01.
** Class was launched on 11/30/01.
*** The Fund commenced operations on 12/20/02.
**** Class was launched on 4/16/01.
***** The Funds changed their fiscal year end from October 31 to December 31. ****** The Funds changed their fiscal year end from December 31 to October 31. ^ Amount rounds to less than one thousand.
~ Classes ceased operations as of 9/12/03

Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related in investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the Distributor pursuant to the Funds' 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support. Such compensation does not represent an additional expense to the Funds or their shareholders because it will be paid by any of JPMorgan Chase Bank, its affiliates or the Distributor.

JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

In addition to the fees payable to the Adviser, Administrator and the Distributor under various agreements discussed under "Investment Adviser," "Distributor," "Administrator and Sub-Administrator," "Shareholder Servicing" and "Distribution Plan" above, each Fund is responsible for usual and customary expenses associated with its Trust's operations. Such expenses include legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, extraordinary expenses applicable to each Fund, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, filing fees under state securities laws, applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

JPMorgan Chase Bank has agreed that it will reimburse the Funds as described in the Prospectuses.

                             FINANCIAL PROFESSIONALS

The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or JPMorgan Chase Bank.

Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                             INDEPENDENT ACCOUNTANTS

The independent accountants of the Trust and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buys more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by DST. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

An investor may buy shares in a Fund: (i) through an investment representative or financial services firm; (ii) through the Distributor by calling the JPMorgan Funds Service Center or JPMorgan Institutional Funds Service Center, as applicable; or (iii) for the purchase Class A, B or C Shares, an investor may also buy through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objectives and policies of the acquiring Fund;
(ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities offered in payment for its shares.

Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Distributor as shown in the following table, except when the Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

The broker-dealer allocation for the for Fleming Tax Aware International Opportunities Fund, Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund, which have a 5.75% sales charge on Class A Shares, is set forth below:



                                       SALES CHARGE AS A PERCENTAGE OF:
                                                                                              AMOUNT OF SALES CHARGE
                                                                                             RE-ALLOWED TO DEALERS AS
AMOUNT OF TRANSACTION AT                                                                          A PERCENTAGE OF
OFFERING PRICE ($)                     OFFERING PRICE         NET AMOUNT INVESTED                 OFFERING PRICE
Under 100,000                               5.75                     6.10                              5.00
100,000 but under 250,000                   3.75                     3.90                              3.25
250,000 but under 500,000                   2.50                     2.56                              2.25
500,000 but under 1,000,000                 2.00                     2.04                              1.75



The broker-dealer allocation of Tax Aware Enhanced Income Fund, which has a 1.50% sales charge on Class A shares, is set forth below:

                                        SALES CHARGE AS A PERCENTAGE OF:
                                                                                              AMOUNT OF SALES CHARGE
                                                                                             RE-ALLOWED TO DEALERS AS
AMOUNT OF TRANSACTION AT                                                                          A PERCENTAGE OF
OFFERING PRICE ($)                      OFFERING PRICE          NET AMOUNT INVESTED               OFFERING PRICE
Under 100,000                                1.50                       1.52                           1.00
100,000 but under 250,000                    1.00                       1.00                           0.50
250,000 but under 500,000                    0.50                       0.50                           0.25
500,000 but under 1,000,000                  0.25                       0.25                           0.25



There is no initial sales charge on purchases of Class A Shares of $1 million or more.

For Class A Shares of the Tax Aware Enhanced Income Fund, the Distributor pays broker-dealers 0.25% on net sales of $1 million or more.

The Distributor pays broker-dealers commissions on net sales of Class A Shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.

At times the Distributor may re-allow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A Shares of a Fund may be deemed to be underwriters under the 1933 Act.

The Distributor pays broker-dealers commissions on net sales of Class A Shares of the Funds, with the exception of the Tax Aware Enhanced Income Fund, of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments. If shares are redeemed within 12 months of the purchase date, clients of broker-dealers that have received the commissions described above will be subject to a contingent deferred sales charge as follows: (i) 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for up to 6 months or (ii) 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for 6 to 12 months.

The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A Shares of the Funds, with the exception of the Tax Aware Enhanced Income Fund, to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the broker-dealers that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

Investors may be eligible to buy Class A Shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans.

Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A Shares for purposes of the discount privileges and programs described above.

Investors in Class A Shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A Shares in a Fund with purchases of Class A Shares of any other JPMorgan Fund (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

Class A Shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in a Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) purchased thereafter.

No initial sales charge will apply to the purchase of a Fund's Class A Shares if
(i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

Purchases of a Fund's Class A Shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

Purchases of a Fund's Class A Shares may be made with no initial sales charge
(i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

Purchases of a Fund's Class A Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Funds, the Distributor or the JPMorgan Funds Service Center.

A Fund may sell Class A Shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Distributor and the Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

Shareholders of record of any former Chase Vista Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A Shares with no initial sales charge for as long as they continue to own Class A Shares of any former Chase Vista Fund, provided there is no change in account registration.

Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Funds at NAV.

REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at the next determined NAV subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined NAV. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A Shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C Shares.

EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. J.P. Morgan Chase may discontinue this exchange privilege at any time.

Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are permitted to be offered or sold where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

The CDSC for Class B and Class C Shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B Shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

Class B shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B Shares purchased prior to May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

Investors may incur a fee if they effect transactions through a broker or agent.

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under "Distributions and Tax Matters" in the respective Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

     The NAV of each class of a Fund is equal to the value of such class's pro rata portion of the Fund's investments less the class's pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

     The value of investments listed on a U.S. or Canadian securities exchange or the National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m., Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's NAV.

     Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed.

     The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

     Fixed income securities with a maturity of 60 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Funds' independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

     Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

     Listed options on debt securities traded on U.S. options exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

                             PERFORMANCE INFORMATION

From time to time, the Funds may quote performance in terms of yield, actual distributions, average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectuses.

A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable CDSC imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter period.

Average annual total returns are calculated according to the following formulas:

Average annual total returns (before taxes):

Average annual total returns are calculated according to the following formulas:

Average annual total returns (before taxes):
        P (1 + T) SUB(n) = ERV

Average annual total returns (after taxes on distributions):
        P (1 + T) SUB(n) = ATVD

Average annual total returns (after taxes on distributions and sale of Fund shares)
        P (1 + T) TO THE POWER OF(n) = ATVDR

Where:           P             =  a hypothetical initial payment of $1,000.

                 T             =  average annual total return (before
                                  taxes, after taxes on distributions, or
                                  after taxes on distributions and sale of Fund shares, as applicable).

                 n             =  number of years

                 ERV           =  ending redeemable value of a hypothetical
                                  $1,000 payment made at the beginning of
                                  the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

                 ATV (SUB D)   =  ending value of a hypothetical $1,000
                                  payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

                 ATV (SUB DR)  =  ending value of a hypothetical $1,000
                                  payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 10/31/03*
       (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                                                                    SINCE         DATE OF FUND
                                                         1 YEAR     5 YEARS        10 YEARS       INCEPTION**      INCEPTION**
FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND                                                                4/30/01
    Class A Shares - before taxes                         16.70%                                     -6.36%
    Class A Shares - after taxes on distributions         16.37%                                     -6.48%
    Class A Shares - after taxes on distributions
    and sale of fund shares.                              10.87%                                     -5.43%
    Institutional Shares - before taxes                   24.74%                                     -3.31%
    Institutional Shares - after taxes on
    distributions                                         24.35%                                     -3.48%
    Institutional Shares - after taxes on
    distributions and sale of fund shares.                16.10%                                     -2.90%
TAX AWARE DISCIPLINED EQUITY FUND                                                                                  1/30/97
    Institutional Shares - before taxes                   20.91%      -0.03%                          6.05%
    Institutional Shares - after taxes on
    distributions                                         20.58%      -0.35%                          5.72%
    Institutional Shares - after taxes on
    distributions and sale of fund shares.                13.73%      -0.20%                          5.06%
TAX AWARE ENHANCED INCOME FUND                                                                                     4/19/99
    Class A Shares - before taxes                         -0.36%                                      2.70%
    Class A Shares - after taxes on distributions         -0.57%                                      2.44%
    Class A Shares - after taxes on distributions
    and sale of fund shares.                               0.05%                                      2.47%
    Institutional Shares - before taxes                    1.73%                                      3.40%
    Institutional Shares - after taxes on
    distributions                                          1.44%                                      3.10%
    Institutional Shares - after taxes on
    distributions and sale of fund shares.                 1.51%                                      3.08%
    Select Shares - before taxes                           1.48%                                      3.17%
    Select Shares - after taxes on distributions           1.23%                                      2.89%

    Select Shares - after taxes on distributions and
    sale of fund shares.                                   1.30%                                      2.87%
TAW AWARE LARGE CAP GROWTH FUND
    Select Shares - before taxes                          13.84%      -3.35%         8.06%
    Select Shares - after taxes on distributions          13.77%      -5.86%          N/A ***
    Select Shares - after taxes on distributions and
    sale of fund shares.                                   9.03%      -2.89%          N/A ***
TAX AWARE LARGE CAP VALUE FUND
    Select Shares - before taxes                          18.34%      -1.21%         6.84%
    Select Shares - after taxes on distributions          17.98%      -3.07%          N/A ***
    Select Shares - after taxes on distributions and
    sale of fund shares.                                  12.16%      -1.69%          N/A ***
TAX AWARE SHORT-INTERMEDIATE INCOME FUND                                                                          12/20/02
    Institutional Shares - before taxes                                                               2.41%
    Institutional Shares - after taxes on
    distributions                                                                                     2.23%
    Institutional Shares - after taxes on
    distributions and sale of fund shares.                                                            2.05%
    Select Shares - before taxes                                                                      2.28%
    Select Shares - after taxes on distributions                                                      2.11%
    Select Shares - after taxes on distributions and
    sale of fund shares.                                                                              1.93%
TAX AWARE U.S. EQUITY FUND                                                                                        12/18/96
    Class A Shares - before taxes                          9.71%      -1.03%                          5.62%
    Class A Shares - after taxes on distributions          9.58%      -1.23%                          5.41%

    Class A Shares - after taxes on distributions
    and sale of fund shares.                               6.36%      -0.99%                          4.75%
    Class B Shares - before taxes                         10.82%      -0.60%                          6.25%
    Class B Shares - after taxes on distributions         10.75%      -0.75%                          6.09%
    Class B Shares - after taxes on distributions
    and sale of fund shares.                               7.03%      -0.60%                          5.34%
    Class C Shares - before taxes                         14.80%      -0.23%                          6.24%
    Class C Shares - after taxes on distributions         14.72%      -0.38%                          6.07%
    Class C Shares - after taxes on distributions
    and sale of fund shares.                               9.63%      -0.28%                          5.32%
    Institutional Shares - before taxes                   16.89%       0.23%                          6.59%
    Institutional Shares - after taxes on
    distributions                                         16.54%      -0.09%                          6.29%
    Institutional Shares - after taxes on
    distributions and sale of fund shares.                11.16%       0.02%                          5.57%
    Select Shares - before taxes                          16.64%       0.21%                          6.58%
    Select Shares - after taxes on distributions          16.43%       0.00%                          6.36%
    Select Shares - after taxes on distributions and
    sale of fund shares.                                  10.91%       0.06%                          5.60%



* Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
** If Fund has less than 10 years.

*** After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 35.0%.

YIELD QUOTATIONS. As required by regulations of the SEC, the annualized yield for the Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share.

Yields are calculated according to the following formula:

Yield = 2 [( a - b + 1)(6) - 1]
             -----
              cd

Where:

a = dividends and interest earned during the period.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share on the last day of the period.

Below is set forth historical yield information for the Tax Aware Enhanced Income Fund for the periods indicated:

TAX AWARE ENHANCED INCOME FUND (Institutional Shares) (10/31/03): 30-day yield:
1.41%

TAX AWARE ENHANCED INCOME FUND (Select Shares) (10/31/03): 30-day yield: 1.16%

TAX AWARE ENHANCED INCOME FUND (Class A Shares) (10/31/03): 30-day yield: 0.91%

TAX AWARE SHORT-INTERMEDIATE INCOME FUND (Institutional Shares) (10/31/03):
30-day yield: 2.49%

TAX AWARE SHORT-INTERMEDIATE INCOME FUND (Select Shares) (10/31/03): 30-day yield: 2.34%

GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Fund, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                             PORTFOLIO TRANSACTIONS

On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Portfolio transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Strategies and Policies--Portfolio Turnover".

In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer, which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion, an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients, and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. Affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

     The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):



                                                             FISCAL YEAR ENDED        FISCAL YEAR ENDED      FISCAL YEAR
                                                                  10/31/01                 10/31/02         ENDED 10/31/03
                                                             -------------------------------------------------------------
FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND*
             Total Brokerage Commissions                     $             706        $             536     $          417
             Brokerage Commissions to Affiliated
             Broker/Dealer                                                                            1                  -
             Tax Aware Disciplined Equity Fund

             Total Brokerage Commissions                                   305                      318                112
             Brokerage Commissions to Affiliated
             Broker/Dealer                                                                            1                 -^
TAX AWARE ENHANCED INCOME FUND
             Total Brokerage Commissions                                     1                      387                496
             Brokerage Commissions to Affiliated
             Broker/Dealer                                                                            1                  -
TAX AWARE SHORT-INTERMEDIATE INCOME FUND**
             Total Brokerage Commissions                                   N/A                      N/A                 69
             Brokerage Commissions to Affiliated
             Broker/Dealer                                                 N/A                      N/A                  -
TAX AWARE U.S. EQUITY FUND
             Total Brokerage Commissions                                    82                      140                259
             Brokerage Commissions to Affiliated
             Broker/Dealer                                                                           44                 40



                                                                           FISCAL PERIOD     FISCAL PERIOD
                                                         FISCAL YEAR       FROM 11/1/01       FROM 1/1/02      FISCAL YEAR
                                                            ENDED            THROUGH            THROUGH           ENDED
                                                          10/31/01         12/31/01***        10/31/02****      10/31/03
                                                         -----------------------------------------------------------------
TAX AWARE LARGE CAP GROWTH FUND
      Total Brokerage Commissions                        $       938       $          53     $         127     $       178
      Brokerage Commissions to Affiliated
      Broker/Dealer                                                                                     41               4
TAX AWARE LARGE CAP VALUE FUND
      Total Brokerage Commissions                                162                   5               208             249
      Brokerage Commissions to Affiliated
      Broker/Dealer                                                                                     34              10



* The Fund commenced operations on 4/30/01.
** The Fund commenced operations on 12/20/02.
*** The Funds changed their fiscal year end from October 31 to December 31. **** The Funds changed their fiscal year end from December 31 to October 31. ^ Amount rounds to less than one thousand.

                               MASSACHUSETTS TRUST

Each Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The

Declaration of Trust and the By-Laws of each Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

Each Trust's Declaration of Trust provides that a Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust, unless, as to liability to a Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of a Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Each Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund represents a separate series of shares of beneficial interest, JPMIF is comprised of eleven series, JPMST is comprised of nine series, JPMMFG is comprised of fourteen series and JPMMFSG is comprised of six series. See "Massachusetts Trust."

Each Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

Shareholders of each Fund of JPMIF and JPMST are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Shareholders of each Fund of JPMMFG and JPMMFSG are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of each Trust shall not be voted. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of a Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of a Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

Shareholders of each Fund have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of eleven series of JPMIF, nine series of JPMST, fourteen series of JPMMFG and six series of JPMMFSG. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

As of January 31, 2004, the following owned of record, or to the knowledge of management, beneficially owned 5% or more of the outstanding shares of the following Funds:



Tax Aware Large Cap Value - Select     Balsa & Co Rebate Account                                      44.19%
Class Shares                           Mutual Funds Unit 16 HCB 340
                                       P.O. Box 2558
                                       Houston, TX  77252-2558

                                       Penlin & Co.                                                   29.84%
                                       Rebate Account
                                       C/O JPMorgan Chase Bank
                                       Attn: Mutual Funds
                                       P.O. Box 31412
                                       Rochester, NY  14603-1412

                                       Liva & Company                                                 17.87%
                                       Rebate Account
                                       C/O JPMorgan Chase Bank
                                       Attn: Mutual Funds
                                       P.O. Box 31412
                                       Rochester, NY  14603-1412

Tax Aware Large Cap Growth Fund -      Balsa & Co Rebate Account                                      42.07%
Select Class Shares                    Mutual Funds Unit 16 HCB 340
                                       P.O. Box 2558
                                       Houston, TX  77252-2558

                                       Penlin & Co                                                    29.47%
                                       Rebate Account
                                       C/O JPMorgan Chase Bank
                                       Attn: Mutual Funds
                                       P.O. Box 31412
                                       Rochester, NY  14603-1412

                                       Liva & Company                                                 21.42%
                                       Rebate Account
                                       C/O JPMorgan Chase Bank
                                       Attn: Mutual Funds
                                       P.O. Box 31412
                                       Rochester, NY  14603-1412

Fleming Tax Aware International        JPMorgan Chase Bank as Agent for                               10.89%
Opportunity Fund - Class A Shares      Bayard D. Clarkson
                                       Revocable Trust
                                       Attn: Special Products 2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE  19713-2107

                                       JPMorgan Chase Bank as Agent for                                8.49%
                                       DR Mamdouh Bakhos
                                       Attn: Special Products 2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE  19713-2107

                                       JPMorgan Chase Bank as Agent for                                8.35%
                                       Attn: Special Products 2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE  19713-2107

                                       JPMorgan Trust Company N A FBO                                  6.49%
                                       Jeff and Diana Hill
                                       Revocable Trust
                                       Attn: Special Products 2 OPS/3
                                       500 Stanton Christiana Road


                                       Newark, DE  19713-2107

Fleming Tax Aware International        JPMorgan Chase Bank as Agent for                                9.81%
Opportunity Fund - Institutional       Sarah Lutz Trust
Class Shares                           Attn: Special Products 2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE  19713-2107

Tax Aware U.S. Equity Fund - Class A   JPMorgan Chase Bank TR                                         12.50%
Shares                                 U/A 01/15/1991
                                       Sabin Bermant & Gould Pension Trust
                                       Attn: Jasmin Felix
                                       3 Metrotech Ctr. Fl 6
                                       Brooklyn, NY  11245-0001

                                       JPMorgan Chase Bank as Agent for                                6.67%
                                       JJPTW Family LLLP
                                       Attn: Special Products 2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE  19713-2107

                                       Bear Stearns Securities Corp.                                   5.57%
                                       FBO 889-07555-18
                                       1 Metrotech Ctr N
                                       Brooklyn, NY  11201-3870

Tax Aware U.S. Equity Fund - Class C   MLPF&S for the Sole Benefit of                                 30.02%
Shares                                 Its Customers
                                       Attn: Fund Administration
                                       SEC# 97PG3
                                       4800 Deer Lake Drive East 2nd Floor
                                       Jacksonville, FL  32246-6484

                                       LPL Financial Services                                         10.90%
                                       A/C 1391-1536
                                       9785 Towne Centre Drive
                                       San Diego, CA  92121-1968

                                       William K. Carson                                               9.00%
                                       Jane L. Carson TR
                                       U/A DTD 03/06/1996
                                       Carson Revocable Trust
                                       P.O. Box 356
                                       Tooele, UT  84074-0356

                                       Citigroup Global Markets Inc.                                   7.64%
                                       154642451
                                       333 West 34th Street - 3rd Floor
                                       New York, NY  10001-2402

                                       NFSC FBO # C1Q-701491                                           5.10%
                                       James F. Woods JR LIV Trust
                                       James F Woods Jr.
                                       U/A 04/23/02
                                       1 Whittingham Rd.
                                       Basking Ridge, NJ  07920-3720

                                       Citigroup Global Markets Inc.                                   5.06%
                                       141305411
                                       333 West 34th St. - 3rd Floor
                                       New York, NY  10001-2402

Tax Aware Short Intermediate Income    Balsa & Co. Rebate Account                                     31.71%
Fund - Select Class Shares             Mutual Funds Unit 16 HCB 340
                                       P.O. Box 2558
                                       Houston, TX  77252-2558

                                       Balsa & Co.                                                    12.43%
                                       JPMorgan Chase Bank
                                       Attn: Mutual Funds Section
                                       14221 Dallas Parkway
                                       7-2 JIP-138
                                       Dallas, TX  75254-2916

                                       Balsa & Co Rebate Account                                      11.89%
                                       Mutual Funds Unit 16 HCB 340
                                       P.O. Box 2558
                                       Houston, TX  77252-2558

Tax Aware Disciplined Equity -         Charles Schwab & Co.  Inc.                                     21.87%
Institutional Class Shares             Special Custody Account for
                                       Benefit of Customers
                                       Attn: Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA  94104-4122

Tax Aware U.S. Equity - Select Class   Balsa & Co Rebate Account                                       30.31
Shares                                 Mutual Funds Unit 16 HCB 340
                                       P.O. Box 2558
                                       Houston, TX  77252-2558

                                       Liva & Company                                                 15.63%
                                       Rebate Account
                                       c/o JPMorgan Chase Bank
                                       Attn: Mutual Funds
                                       P.O. Box 31412
                                       Rochester, NY  14603-1412

                                       Penlin & Co.                                                   11.20%
                                       Rebate Account
                                       c/o JPMorgan Chase Bank
                                       Attn: Mutual Funds
                                       P.O. Box 31412
                                       Rochester, NY  14603-1412

                                       Balsa & Co                                                      5.65%
                                       Rebate Account
                                       Mutual Funds Unit 16 HCB 340
                                       P.O. Box 2558
                                       Houston, TX  77252-2558

Tax Aware Enhanced Income Fund -       NFSC FBO # CL 5-633046                                         22.35%
Class A Shares                         Lipman Sherman Family Limited
                                       135 Greene St.

                                       New York, NY  10012-3285

                                       JPMorgan Chase Bank as Agent for                              11.05%
                                       Christina Mattin #2
                                       Attn: Special Products 2 OPS/3
                                       500 Stanton Christiana Road
                                       Newark, DE  19713-2107

                                       NFSC FEBO  # C1Q-809110                                         8.08%
                                       Stephanie H. Smith
                                       27 Pine Dr.
                                       Great Neck, NY  11021-2837

                                       NFSC FEBO  # C1B-303321                                          5.58
                                       Flextrade Systems
                                       111 Great Neck Road
                                       Great Neck, NY  11021-5402

                                       NFSC FBO # C1D-029530                                           5.10%
                                       National Academy Foundation
                                       39 Broadway, Rm. 1640
                                       New York, NY  10006-3081

Tax Aware U.S. Equity Fund -           National Financial Services Corp.                              41.74%
Institutional Class Shares             For the Exclusive Benefit of
                                       our Customers
                                       Attn: Mutual Funds - 5th Floor
                                       200 Liberty St. - 1 World Financial
                                       New York, NY  10281-1003

                                       JPMIM as Agent for Interpublic                                 14.64%
                                       Benefit Protection Plan
                                       Attn: Teresa O'Hanlon
                                       522 5th Avenue
                                       New York, NY  10036-7601

Tax Aware Enhanced Income Fund -       Balsa & Co                                                     27.83%
Select Class Shares                    Rebate Account
                                       Mutual Funds Unit 16 HCB 340
                                       P.O. Box 2558
                                       Houston, TX  77252-2558

                                       Balsa & Co.                                                     7.75%
                                       JPMorgan Chase
                                       Attn: Mutual Funds Section
                                       14221 Dallas Parkway
                                       7-2 JIP-138
                                       Dallas, TX  75254-2916

                                       Balsa & Co                                                      5.91%
                                       Rebate Account
                                       Mutual Funds Unit 16 HCB 340
                                       P.O. Box 2558
                                       Houston, TX  77252-2558

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As a result, those persons would have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of such Fund.

                          DISTRIBUTIONS AND TAX MATTERS

The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Funds' Prospectuses are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income and any net tax-exempt income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer, (other than U.S. government securities and securities of other regulated investment companies), or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses.

Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and/or short sales. See "Investment Strategies and Policies." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds listed below had capital loss carryforwards for the periods indicated (amounts in thousands):



                                                                                          EXPIRES
                                                             ----------------------------------------
FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND                          (12,667)      10/31/09
                                                                            (27,648)      10/31/10
                                                                            (17,231)      10/31/11
                                                             ------------------------
                                                                            (57,547)
                                                             ========================

TAX AWARE DISCIPLINED EQUITY FUND                                              (802)      10/31/06
                                                                            (23,888)      10/31/08
                                                                            (36,384)      10/31/09
                                                                            (50,933)      10/31/10
                                                                            (15,933)      10/31/11
                                                             ------------------------
                                                 Remaining                 (127,940)
                                                             ========================

TAX AWARE ENHANCED INCOME                                                    (1,458)      10/31/10
                                                                             (6,200)      10/31/11
                                                             ------------------------
                                                 Remaining                   (7,658)
                                                             ========================

TAX AWARE LARGE CAP GROWTH                                                  (50,266)      10/31/09
                                                                            (37,057)      10/31/10
                                                                            (30,037)      10/31/11
                                                             ------------------------
                                                 Remaining                 (117,359)
                                                             ========================

TAX AWARE LARGE CAP VALUE                                                      (461)      10/31/09
                                                                            (27,000)      10/31/10
                                                                             (9,355)      10/31/11
                                                             ------------------------
                                                 Remaining                  (36,816)
                                                             ========================

TAX AWARE SHORT- INTERMEDIATE INCOME FUND                                    (4,406)      10/31/11
                                                             ------------------------
                                                 Remaining                   (4,406)
                                                             ========================

TAX AWARE U.S. EQUITY FUND                                                      (81)      10/31/05
                                                                               (498)      10/31/06
                                                                            (21,834)      10/31/07
                                                                             (6,281)      10/31/08
                                                                            (21,016)      10/31/09

                                                                            (28,103)      10/31/10
                                                                            (10,218)      10/31/11
                                                             ------------------------
                                                 Remaining                  (88,032)*
                                                             ========================



* The above capital loss carryover includes 37,151,475 of losses acquired from JPMorgan Select Large Cap Equity Fund.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The Tax Aware Disciplined Equity Fund and the Tax Aware U.S. Equity Fund typically pay ordinary income dividends four times a year. The Tax Aware Enhanced Income Fund typically declares ordinary income dividends daily and pays them monthly.

Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend: (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that the

Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if a corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of the Fund.

For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

Tax Aware Enhanced Income Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of its total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences.

Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

The Tax Aware Enhanced Income Fund invests in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, ether or not distributed to the Fund.

Alternatively, the Fund may be allowed to "mark-to-market" any stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year an distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may refunded or be credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by such foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, exempt-interest dividends and capital gain dividends and amounts retained by a Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in any Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

EFFECT OF FUTURE LEGISLATION. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder servicing agent may be tape-recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

The Funds' financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' October 31, 2003 annual report filing made with the SEC on December 31, 2003 pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The foregoing financial reports are available without charge upon request by calling JPMorgan Funds Services at (800) 766-7722 for Institutional Class Shares and
(800) 348-4782 for Select Class, Class A, Class B or Class C Shares.



TRUST                                         ACCESSION NUMBER
--------------------------------------------------------------------------------
J.P. Morgan Institutional Funds               0001047469-03-042431
J.P. Morgan Mutual Fund Group                 0001047469-03-042437
J.P. Morgan Mutual Fund Select Group          0001047469-03-042433
J.P. Morgan Series Trust                      0001047469-03-042435

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

The ratings of Standard & Poor's, Moody's and Fitch represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

                          CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT
                                  DEMAND BONDS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.


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


SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

      DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

A-1--This rating indicates an issuer has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

A-2--This rating indicates an issuer has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

MOODY'S

Corporate and Municipal Bonds

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

                COMMERCIAL PAPER, INCLUDING TAX EXEMPT SECURITIES

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

Leading market positions in well established industries. High rates of return on funds employed. Conservative capitalization structures with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned to an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

The VMIG rating is amended with a prefix denoting the long-term quality of the issuer, for instance Aaa/VMIG-1 or Aa/VMIG-1.

Fitch

Description of Fitch's Two Highest Commercial Paper Ratings

Fitch's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Fitch's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                          CORPORATE AND MUNICIPAL BONDS

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                           SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                     J.P. Morgan International Equity Funds

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 28, 2004

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
     JPMorgan Fleming International Value Fund ("International Value Fund") JPMorgan Fleming Emerging Markets Equity Fund ("Emerging Markets Equity Fund")
JPMorgan Fleming International Opportunities Fund ("International Opportunities
                                     Fund")

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
    JPMorgan Fleming International Growth Fund ("International Growth Fund")
                   JPMorgan Fleming Japan Fund ("Japan Fund")
             JPMorgan Fleming Asia Equity Fund ("Asia Equity Fund")
            JPMorgan Fleming Intrepid European Fund ("European Fund")
 JPMorgan Fleming International Small Cap Equity Fund ("International Small Cap
                                  Equity Fund")

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
    JPMorgan Fleming International Equity Fund ("International Equity Fund")

This Statement of Additional Information is not a Prospectus, but contains additional information which should be read in conjunction with the Prospectuses (each a "Prospectus") dated February 28, 2004, for International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, International Growth Fund, Japan Fund, Asia Equity Fund, European Fund, Small Cap Equity Fund and International Equity Fund (each a "Fund," collectively the "Funds") as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports relating to the Funds dated October 31, 2003. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports, are available, without charge upon request by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor ("JPMFD" or the "Distributor") at 522 Fifth Avenue, New York, NY 10036.

For more information about the Funds or the financial statements, simply write or call:

                          JPMorgan Funds Service Center
                                 P.O. Box 219392
                           Kansas City, MO 64121-9392
                                 1-800-348-4782

                                                                   SAI-INTEQ-304

TABLE OF CONTENTS

  GENERAL                                                                      1
  INVESTMENT STRATEGIES AND POLICIES                                           2
  INVESTMENT RESTRICTIONS                                                     23
  TRUSTEES                                                                    26
  OFFICERS                                                                    33
  CODES OF ETHICS                                                             35
  PROXY VOTING PROCEDURES AND GUIDELINES                                      35
  INVESTMENT ADVISERS AND SUB-ADVISERS                                        38
  ADMINISTRATOR AND SUB-ADMINISTRATOR                                         41
  DISTRIBUTOR                                                                 43
  DISTRIBUTION PLAN                                                           44
  CUSTODIAN                                                                   46
  TRANSFER AGENT                                                              47
  SHAREHOLDER SERVICING AGENTS                                                47
  EXPENSES                                                                    49
  FINANCIAL PROFESSIONALS                                                     50
  INDEPENDENT ACCOUNTANTS                                                     50
  PURCHASES, REDEMPTIONS AND EXCHANGES                                        50
  DIVIDENDS AND DISTRIBUTIONS                                                 55
  NET ASSET VALUE                                                             56
  PERFORMANCE INFORMATION                                                     57
  PORTFOLIO TRANSACTIONS                                                      62
  MASSACHUSETTS TRUST                                                         64
  DESCRIPTION OF SHARES                                                       65
  DISTRIBUTIONS AND TAX MATTERS                                               66
  ADDITIONAL INFORMATION                                                      71
  FINANCIAL STATEMENTS                                                        81
  APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                 A-1

                                     GENERAL

        This Statement of Additional Information (the "SAI") relates to the JPMorgan Funds listed below. The shares of the Funds are collectively referred to in this SAI as the "Shares." The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

International Value Fund                               Select, Institutional, Class A, Class B and Class C
Emerging Markets Equity Fund                           Select, Institutional, Class A, Class B and Class C
International Opportunities Fund                       Select, Institutional, Class A, Class B and Class C
International Growth Fund                              Select, Institutional, Class A, Class B and Class C
Japan Fund                                             Select, Institutional, Class A, Class B and Class C
European Fund                                          Select, Institutional, Class A, Class B and Class C
Asia Equity Fund                                       Select, Institutional, Class A, Class B and Class C
International Small Cap Equity Fund                    Select, Institutional, Class A, Class B and Class C
International Equity Fund                              Select, Institutional, Class A, Class B and Class C

        Currently, each Fund offers the following classes of Shares:

International Value Fund                              Select, Institutional, Class A and Class B
Emerging Markets Equity Fund                          Select, Institutional, Class A and Class B
International Opportunities Fund                      Select, Institutional, Class A and Class B
International Growth Fund                             Class A and Class B
Japan Fund                                            Class A and Class B
European Fund                                         Select, Institutional, Class A, Class B and Class C
Asia Equity Fund                                      Select, Institutional and Class A
International Equity Fund                             Select, Class A, Class B and Class C

        Effective May 1, 2003, the following Trusts were renamed with the approval of the Board of Trustees:

NEW NAME                                               FORMER NAME
J.P. Morgan Mutual Fund Group                          Mutual Fund Group
J.P. Morgan Mutual Fund Select Group                   Mutual Fund Select Group

        Effective February 28, 2004, the JPMorgan Fleming European Fund was renamed JPMorgan Fleming Intrepid European Fund with the approval of the Board of Trustees.

        Effective January 3, 2003, the JPMorgan Select International Equity Fund was renamed JPMorgan Fleming International Equity Fund with the approval of the Board of Trustees.

        Effective June 25, 2002, the JPMorgan Fleming Pacific Region Fund was JPMorgan Fleming Asia Equity Fund renamed with the approval of the Board of Trustees.

        Effective December 17, 2001, the JPMorgan International Equity Fund was renamed JPMorgan Fleming International Value Fund with the approval of the Board of Trustees.

        Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees:

NEW NAME                                              FORMER NAME
JPMorgan Fleming International Growth Fund            Chase Vista International Growth Fund
JPMorgan Fleming Pacific Region Fund                  Chase Vista Pacific Region Fund
JPMorgan Fleming Japan Fund                           Chase Vista Japan Fund

JPMorgan Fleming European Fund                        Chase Vista European Fund
JPMorgan Select International Equity Fund             Chase Vista Select International Equity Fund

        This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs. It provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

        The International Value, Emerging Markets Equity and International Opportunities Funds are series of JPMIF, an open-end management investment company, formed on November 4, 1992, as a Massachusetts business trust.

        Prior to September 10, 2001, International Value, Emerging Markets Equity and International Opportunities Funds sought to achieve their investment objectives by investing all of their investable assets in separate master funds (each a "Portfolio"), a corresponding open-end management investment company having the same investment objective as the corresponding Fund. These Funds invested in the Portfolios through a two-tier master-feeder investment fund structure. The Funds no longer operate under a "master-feeder" structure and instead invest directly in portfolio securities.

        The International Growth, Japan, Asia Equity, European and International Small Cap Equity Funds are series of MFG, an open-end management investment company, formed on May 11, 1987 as a Massachusetts business trust. International Equity Fund is a series of MFSG an open-end management investment company, formed on October 1, 1996 as a Massachusetts business trust (MFSG and together with JPMIF and MFG, the "Trusts," and each a "Trust").

        The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser"). The International Growth Fund, Japan Fund, European Fund and International Equity Fund are sub-advised by J.P. Morgan Fleming Asset Management (London) Limited ("JPMFAM (London)") and the Asia Equity Fund is sub-advised by JF International Management Inc. ("JFIMI" together with JPMFAM (London), the "Sub-Advisers," each a "Sub-Adviser").

        In addition to these Funds, the Trusts consist of other series representing separate investment funds.

        Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Advisers, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                               EQUITY INVESTMENTS

        The equity securities in which the Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

        EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

        Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

        The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

        The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

        COMMON STOCK WARRANTS AND RIGHTS. The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

        Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuers to shareholders.

        Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire worthless if it is not exercised on or prior to the expiration date.

                               FOREIGN INVESTMENTS

        FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenue or profits from such country or has at least 50 percent of its assets situated in such country.

        The Funds make substantial investments in foreign countries. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

        Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

        In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

        Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

        Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

        Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

        All the Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

        Investments in Russia by the Emerging Market Equity Fund will be subject to the risks of an emerging market with certain heightened risks, such as ownership and custody of securities. Ownership of securities in Russia is evidenced by entries in the books of a company or its registrar. No certificates representing ownership of Russian companies will be held by the Emerging Markets Equity Fund's custodian or subcustodian or in an effective central depository system which would be the case in most emerging and developed markets. As a result of this system and the lack of effective state regulation and enforcement, the Emerging Markets Equity Fund could lose its registration and ownership of Russian securities through fraud, negligence or faulty oversight. The Emerging Markets Equity Fund will attempt to ensure that its interest in securities continues to be recorded by having its custodian obtain extracts of share registers through regular confirmations. However, such extracts are not legally enforceable and would not prevent loss or dilution of the ownership rights from fraudulent or negligent acts or oversights. In certain situations, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. The acquisition of ADRs, depositary receipts and other securities convertible or exchangeable into Russian securities will not reduce this risk. Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

        The Funds may invest in securities denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's Net Asset Value ("NAV").

        Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.

        FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter time from time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

        A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Funds or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

        Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

        SOVEREIGN OBLIGATIONS. All of the Funds, except for the International Value Fund and the International Opportunities Fund, may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

        A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

        BRADY BONDS. Only the Emerging Markets Equity Fund, International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in Brady bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury.

        OBLIGATIONS OF SUPRANATIONAL ENTITIES. With the exception of International Value Fund, International Opportunities Fund and Asia Equity Fund, the Funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

        CORPORATION BONDS. The Funds may invest in bond and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Quality and Diversification Requirements."

        MORTGAGE-BACKED SECURITIES. Only the International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, International Equity Fund and International Small Cap Equity Fund may invest in mortgage-backed securities i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

        Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Macs"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

        There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates") and other collateralized mortgage obligations ("CMOs").

        Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

        Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as and the Federal National Mortgage Association ("Fannie Maes") and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

        Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

        Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

        STRIPPED MORTGAGE-BACKED SECURITIES. Only the International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund may invest in stripped mortgage-backed securities ("SMBSs") which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

        MORTGAGE DOLLAR ROLL TRANSACTIONS. The International Equity Fund may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed
33 1/3% the Fund's total assets.

        STRUCTURED PRODUCTS. Only the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

        The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

        Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

        FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Only the International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the International Growth Fund, Japan Fund, Asia Equity Fund and European Fund, including Participation Certificates (described below), on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

        Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate securities adjustment indexes, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities. Demand features provided by foreign banks involve certain risks associated with foreign investments.

        The International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may invest in Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutional or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that such Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees has determined meets the prescribed quality standards for a particular Fund.

        A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of a Fund's participation interest in the securities, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

        The International Growth Fund, Japan Fund, Asia Equity Fund and European Fund may also invest in certificates of indebtedness or safekeeping which are documentary receipts for documentary receipts for original securities held in custody by others. As a result of the floating or variable rate nature of Participation Certificates and certificates of indebtedness or safekeeping, the Funds' yields may decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. The demand feature on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party.

        ASSET-BACKED SECURITIES. Only the International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund and International Equity Fund may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

        Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

        Each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Funds will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Funds may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

        U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

        The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

        FOREIGN GOVERNMENT OBLIGATIONS. Certain Funds may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See also "Foreign Investments - Sovereign Obligations."

        SUPRANATIONAL OBLIGATIONS. Certain Funds may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

        BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

        The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

        COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand that is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and

Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

        REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short; from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities, which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities.

                             TAX EXEMPT OBLIGATIONS

        MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

        Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

        MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

        Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

        Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

        Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

        Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

        Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

                             ADDITIONAL INVESTMENTS

        WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Only the International Value Fund, Emerging Markets Equity Fund, International Opportunities Fund, International Equity Fund and International Small Cap Equity Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

        FORWARD COMMITMENTS. In order to invest the assets of the International Growth, Japan, Asia Equity, European and International Equity Funds immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

        Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

        To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

        INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategy. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund to would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Trust in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

        REVERSE REPURCHASE AGREEMENTS. All of the Funds, except the International Small Cap Equity Fund, may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period, which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

        LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

        There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

        ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. No Fund may acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

        Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

        As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

        REAL ESTATE INVESTMENT TRUSTS. The International Equity Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

        Each of the Funds, except for International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund, are registered as non-diversified investment companies which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, these Funds may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to their portfolio securities.

        The International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund intend to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

        The funds will also comply with the diversification requirements imposed by the Internal Revenue code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's tax able year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

        The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must by of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rate A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

        BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Emerging Markets Equity Fund, International Growth Fund, Japan Fund and Asia Equity Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Funds invest in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

        Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on the various ratings categories.

                        OPTIONS AND FUTURES TRANSACTIONS

        EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

        Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

        FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

        Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

        The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

        COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

        Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

        LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

        POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

        ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

        In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

        Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

        Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

        Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

        The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

        The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

        The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with Fund security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

        The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

        Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

        The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

        During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

        The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

        The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Funds' exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverages include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER

        The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

                                                             FISCAL YEAR ENDED      FISCAL YEAR ENDED
        FUND                                                     10/31/02               10/31/03
        ----                                                     --------               --------
        International Value Fund                                    138%                  132%
        Emerging Markets Equity Fund                                 69%                   85%
        International Opportunities                                 121%                   79%
        International Growth Fund                                    73%                   38%
        Japan Fund*                                                 409%                  797%
        European Fund**                                           1,021%                  717%
        Asia Equity Fund***                                         106%                  172%
        International Equity Fund                                    20%                   16%

*The high portfolio turnover rate was a result of significant shareholder purchases and sale activity.
**The high portfolio turnover rate was due to market volatility.
***The variation in portfolio turnover for the Fund was a result of higher than usual share activity.

                             INVESTMENT RESTRICTIONS

        The investment restrictions below have been adopted by the Trusts with respect to the Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

        Except for the investment policies designated as fundamental herein, the Funds' investment policies (including their investment objectives) are not fundamental.

FUNDAMENTAL INVESTMENT RESTRICTIONS.

(1) The International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund may not make any investment inconsistent with their classification as a diversified investment company under the "1940 Act";

(2)     (a)     The International Value Fund, Emerging Markets Equity Fund,
International Opportunities Fund and International Small Cap Equity Fund may not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase any security of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby), if as a result, more than 25% of that Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except as permitted by the SEC. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(3)     (a)     The International Value Fund, Emerging Markets Equity Fund,
International Opportunities Fund and International Small Cap Equity Fund may not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

        (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not issue any senior security (as defined in the 1940 Act) except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations under the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security;

(4)     (a)     The International Value Fund, Emerging Markets Equity Fund,
International Opportunities Fund and International Small Cap Equity Fund may not borrow money, except to the extent permitted by applicable law;

        (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not borrow money except that these Funds may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of the Fund's total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of any of the total assets of such Fund must be repaid before the Fund may make additional investments;

(5) The Funds may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

(6)     (a)     The International Value Fund, Emerging Markets Equity Fund,
International Opportunities Fund and International Small Cap Equity Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, these Funds may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) make direct investments in mortgages;

        (b) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages or real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(7)     (a)     The International Value Fund, Emerging Markets Equity Fund,
International Opportunities Fund and International Small Cap Equity Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies),options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; or

(7)     (b)     The International Growth Fund, Japan Fund, Asia Equity Fund,
European Fund and International Equity Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; this shall not prevent a Fund from (i) purchasing or selling options on futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchase or sales of foreign currencies or securities;

(8) The Funds may make loans to other persons, in accordance with a Fund's investment objective and policies and to the extent permitted by applicable law;

(9) The European Fund may not invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

(10) The European Fund may not deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; and

(11) The European Fund may not purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

        In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may seek to achieve their investment objectives by investing all of their investable assets in another investment company having substantially the same investment objective and policies as the Funds.

        For the purposes of investment restriction (6)(b) above, real estate includes Real Estate Limited Partnerships. For the purposes of investment restriction (2)(b) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction
(2)(b) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (2)(b) above.

        NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies require that the Funds:

(i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments which are illiquid;

(ii) May not make short sales of securities other than short sales "against the box", maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and relation options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box. This restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

(iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

(iv) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer;

(v) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not purchase or sell interests in oil, gas or mineral leases;

(vi) The International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures; and

(vii) Each of the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest than 10% of its total assets in the securities of other investment companies.

        For investment restriction purposes for the International Growth Fund, Japan Fund, Asia Equity Fund, European Fund and International Equity Fund, the issuer of a tax exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

        With respect to the European Fund, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

        If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time of purchase, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value for other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                                    TRUSTEES

        The names of the Trustees of the Funds, together with information regarding their year of birth ("YOB"), positions with the Funds, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

                                                            NUMBER OF
                                                          PORTFOLIOS IN
        NAME (YOB);                   PRINCIPAL            FUND COMPLEX        OTHER DIRECTORSHIPS
      POSITIONS WITH              OCCUPATIONS DURING        OVERSEEN BY                HELD
     THE FUNDS (SINCE)               PAST 5 YEARS           TRUSTEE(1)        OUTSIDE FUND COMPLEX
----------------------------   -----------------------    --------------   ---------------------------
INDEPENDENT TRUSTEES
William J. Armstrong           Retired; Vice President    69               None
(1941); Trustee of JPMIF       & Treasurer of
since 2001, JPMMFG since       Ingersoll-Rand Company
1987, and JPMMFSG since 1996   (manufacturer of
                               industrial equipment)
                               (1972-2000)

Roland R. Eppley, Jr.          Retired                    69               Director Janel Hypro, Inc.
(1932); Trustee of JPMIF                                                   (Automotive) (1993-present)
since 2001, JPMMFG since
1989; and JPMMFSG since 1996

                                                            NUMBER OF
                                                          PORTFOLIOS IN
        NAME (YOB);                   PRINCIPAL            FUND COMPLEX        OTHER DIRECTORSHIPS
      POSITIONS WITH              OCCUPATIONS DURING        OVERSEEN BY                HELD
     THE FUNDS (SINCE)               PAST 5 YEARS           TRUSTEE(1)        OUTSIDE FUND COMPLEX
----------------------------   -----------------------    --------------   ---------------------------
Dr. Matthew Goldstein          Chancellor of the City     69               Director of National
(1941) Trustee of all Trusts   University of New York,                     Financial Partners
since 2003                     since (1999-present);                       (financial services
                               President, Adelphi                          distributor)
                               University (New York)                       (2003-Present); President,
                               (1998-1999)                                 Adelphi (1998-present);
                                                                           Trustee of Bronx-Lebanon
                                                                           Hospital Center
                                                                           (1992-present);
                                                                           Director of New Plan
                                                                           Excel Realty Trust, Inc.
                                                                           (real estate investment
                                                                           trust) (2000-present);
                                                                           Director of Lincoln
                                                                           Center Institute for the
                                                                           Arts in Education
                                                                           (1999-present).

Ann Maynard Gray (1945);       Vice President of          69               Director of Duke Energy
Trustee of all Trusts since    Capital Cities/ ABC,                        Corporation
2001                           Inc. (communications)                       (1997-Present); Director
                               (1986-1998)                                 of Elan Corporation, plc
                                                                           (pharmaceuticals)
                                                                           (2001-Present); Director
                                                                           of The Phoenix Companies
                                                                           (wealth management
                                                                           services) (2002-Present)

Matthew Healey (1937);         Retired; Chief Executive   69               None
Trustee of JPMIF since 1992,   Officer of certain
JPMMFG and JPMMFSG since       J.P. Morgan Fund trusts
2001, and President of the     (1982-2001)
Board of Trustees since 2001

Robert J. Higgins (1945);      Retired; Director of       69               Director of Providian
Trustee of all Trusts since    Administration of the                       Financial Corp. (banking)
2002                           State of Rhode Island                       (2002-Present)
                               (2003); President -
                               Consumer Banking and
                               Investment Services
                               Fleet Boston
                               Financial (1971-2002)

                                                            NUMBER OF
                                                          PORTFOLIOS IN
        NAME (YOB);                   PRINCIPAL            FUND COMPLEX        OTHER DIRECTORSHIPS
      POSITIONS WITH              OCCUPATIONS DURING        OVERSEEN BY               HELD
     THE FUNDS (SINCE)               PAST 5 YEARS           TRUSTEE (1)       OUTSIDE FUND COMPLEX
----------------------------   -----------------------    --------------   ---------------------------
William G. Morton, Jr.         Chairman Emeritus          69               Director of Radio Shack
(1937) Trustee of all Trusts   (2001-2002), and                            Corporation (electronics)
since 2003                     Chairman and Chief                          (1987-present); Director
                               Executive Officer,                          of The Griswold Company
                               Boston Stock Exchange                       (securities brokerage)
                               (1985-2001)                                 (2002-present); Director
                                                                           of The National Football
                                                                           Foundation and College
                                                                           Hall of Fame
                                                                           (1994-present); Trustee
                                                                           of the Berklee College of
                                                                           Music (1998-present);
                                                                           Trustee of the Stratton
                                                                           Mountain School
                                                                           (2001-present).

Fergus Reid, III (1932);       Chairman of Lumelite       69               Trustee of 16 Morgan
Trustee of JPMIF since 2001,   Corporation (plastics                       Stanley Funds
JPMMFG since 1987, JPMMFSG     manufacturing)                              (1995-Present)
since 1996, and Chairman of    (2003-Present); Chairman
the Board of Trustees since    and CEO of Lumelite
2001                           Corporation (1985-2002)

James J. Schonbachler          Retired; Managing          69               None
(1943); Trustee of all         Director of Bankers
Trusts since 2001              Trust Company (financial
                               services) (1968-1998)

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.*      Retired; Chief Executive   69               None
(1935); Trustee of JPMIF       Officer of Chase Mutual
since 2001 and of JPMMFG and   Funds (investment
JPMMFSG since 2001             company) (1989-1998);
                               President & Chief
                               Executive Officer of
                               Vista Capital Management
                               (investment management)
                               (1990-1998); Chief
                               Investment Executive of
                               Chase Manhattan Private
                               Bank (investment
                               management) (1990-1998)

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 13 investment companies.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") stock.

        Each Trustee serves for an indefinite term, subject to the Funds' current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing each Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the fiscal year ended October 31, 2003. The members of the Valuation Committee are Mr. Healey (Chairman) and Ms. Gray. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee did not met during the fiscal year ended October 31, 2003. The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met two times during the fiscal year ended October 31, 2003. The members of the Governance Committee are Messrs. Reid (Chairman), Higgins, and Morton. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met one time during the fiscal year ended October 31, 2003.

     The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2003 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):

                                              OWNERSHIP OF   OWNERSHIP OF
                          OWNERSHIP OF        EMERGING       INTERNATIONAL       OWNERSHIP OF
NAME OF                   INTERNATIONAL       MARKETS EQUITY OPPORTUNITIES       INTERNATIONAL
TRUSTEE                   VALUE FUND          FUND           FUND                GROWTH FUND
-----------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong      None                None               None                 None

Roland R. Eppley, Jr.     None                None               None                 None

Dr. Matthew Goldstein     None                None               None                 None

Ann Maynard Gray          None                None               None                 None

Matthew Healey            None                None               None                 None

Robert J. Higgins         None                None               None                 None

William G. Morton, Jr.    None                None               None                 None

Fergus Reid, III          None                None               None                 None

James J. Schonbachler     None                None               None                 None

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.  None                None               None                 None

                                                                             OWNERSHIP OF
                                         OWNERSHIP OF    OWNERSHIP OF        INTERNATIONAL
                          OWNERSHIP OF   EUROPEAN        ASIA EQUITY         SMALL CAP
NAME OF TRUSTEE           JAPAN FUND     FUND            FUND                EQUITY FUND
-------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong      None           None            None                None

Roland R. Eppley, Jr.     None           None            None                None

Dr. Matthew Goldstein     None           None            None                None

Ann Maynard Gray          None           None            None                None

Matthew Healey            None           None            None                None

Robert J. Higgins         None           None            None                None

William G. Morton, Jr.    None           None            None                None

Fergus Reid, III          None           None            None                None

James J. Schonbachler     None           None            None                None

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.* None           None            None                None

                                         AGGREGATE
                                         OWNERSHIP OF ALL
                                         REGISTERED
                                         INVESTMENT
                                         COMPANIES
                                         OVERSEEN BY
                                         TRUSTEE IN
NAME OF TRUSTEE          OWNERSHIP OF    FAMILY OF
                         INTERNATIONAL   INVESTMENT
                         EQUITY FUND     COMPANIES(1)
----------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------
William J. Armstrong     None              Over $100,000

Roland R. Eppley, Jr.    None              Over $100,000

Dr. Matthew Goldstein    None                    0

Ann Maynard Gray         None             $10,001-$50,000

Matthew Healey           None              Over $100,000

Robert J. Higgins        None                    0

William G. Morton, Jr.   None                    0

Fergus Reid, III         None              Over $100,000

James J. Schonbachler    None             $50,001-$100,000

INTERESTED TRUSTEE

Leonard M. Spalding,Jr.* None              Over $100,000

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 13 investment companies.

* Mr. Spalding is deemed to be an interest person due to his ownership of J.P. Morgan Chase stock.

        As of December 31, 2003, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

        Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. As of July 16, 2003, Messrs. Armstrong and Spalding are paid an additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

        Trustee aggregate compensation paid by each of the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2003, are set forth below:

                                             EMERGING     INTERNATIONAL
NAME OF                  INTERNATIONAL    MARKETS EQUITY  OPPORTUNITIES   INTERNATIONAL
TRUSTEE                    VALUE FUND          FUND           FUND        GROWTH FUND
---------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong              $ 51             $  89          $ 243            $ 4

Roland R. Eppley, Jr.               43                75            210              4

Dr. Matthew Goldstein               33                57            151              3

Ann Maynard Gray                    43                75            210              4

Matthew Healey                      58               100            280              5

Robert J. Higgins                   43                75            210              4

William G. Morton, Jr.              33                57            151              3

Fergus Reid, III                    91               157            439              8

James J. Schonbachler               43                75            210              4

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.            46                79            222              4

                                                          ASIA EQUITY    INTERNATIONAL
NAME OF TRUSTEE           JAPAN FUND   EUROPEAN FUND         FUND         EQUITY FUND
---------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong             $ 2           $  75               $ 38         $  723

                                                          ASIA EQUITY    INTERNATIONAL
NAME OF TRUSTEE           JAPAN FUND   EUROPEAN FUND         FUND         EQUITY FUND
---------------------------------------------------------------------------------------
Roland R. Eppley, Jr.              2              63                 32            591

Dr. Matthew Goldstein              2              49                 24            501

Ann Maynard Gray                   2              63                 32            591

Matthew Healey                     2              85                 43            790

Robert J. Higgins                  2              63                 32            591

William G. Morton, Jr.             2              49                 24            501

Fergus Reid, III                   4             133                 67          1,239

James J. Schonbachler              2              63                 32            591

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.           2              66                 33            618

                              TOTAL
                          COMPENSATION
                          PAID FROM "FUND
NAME OF TRUSTEE              COMPLEX"
-----------------------------------------
INDEPENDENT TRUSTEES

William J. Armstrong       $  140,000

Roland R. Eppley, Jr.         120,000

Dr. Matthew Goldstein          90,000

Ann Maynard Gray              120,000

Matthew Healey                160,000

Robert J. Higgins             120,000

William G. Morton, Jr.         90,000

Fergus Reid, III              250,000

James J. Schonbachler         120,000

INTERESTED TRUSTEE

Leonard M. Spalding, Jr.      126,667

        The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds, and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors. Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

        The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.

        The Declarations of Trust provide that the Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless, as to liability to the Trusts or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

        The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

        The names of the officers of the Funds, together with their YOB, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.

          NAME (YOB),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
------------------------------    ------------------------------------------------------------------------------------
George C.W. Gatch (1962)          Managing Director, JPMIM; Head of J.P. Morgan Fleming's U.S. Mutual Funds and
President (2001)                  Financial Intermediaries Business ("FFI"); he has held numerous positions throughout the firm in business management, marketing and sales.

Patricia A. Maleski (1960)        Vice President, JPMIM, Head of FFI and U.S. Institutional Funds Administration
Treasurer (2003)                  and Board Liaison. Prior to joining J.P. Morgan Chase in 2001,

          NAME (YOB),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
------------------------------    ------------------------------------------------------------------------------------
                                  she was the Vice President of Finance for the Pierpont Group, Inc., a service provider to the board of trustees of the heritage JPMorgan Funds.

Sharon J. Weinberg (1959)         Managing Director, JPMIM; since joining J.P. Morgan Chase in 1996, she has held
Secretary (2001)                  numerous positions throughout the asset management business in mutual funds marketing, legal and product development.

Stephen M. Ungerman (1953)        Vice President JPMIM; Fund Administration - Pooled Vehicles; prior to joining J.P.
Vice President, and               Morgan Chase in 2000, he held a number of positions in Prudential Financial's asset
Assistant Treasurer (2001)        management business, including Associate General Counsel, Tax Director and Co-head of
                                  Fund Administration; Mr. Ungerman also served as Assistant Treasurer for all mutual funds managed by Prudential.

Judy R. Bartlett (1965)           Vice President and Assistant General Counsel, JPMIM, since September 2000; from
Vice President and                August 1998 through August 2000, she was an attorney at New York Life Insurance
Assistant Secretary (2001)        Company where she served as Assistant Secretary for the Mainstay Funds.

Joseph J. Bertini (1965)          Vice President and Assistant General Counsel, JPMIM.
Vice President and Assistant
Secretary (2001)

Wayne H. Chan (1965)              Vice President and Assistant General Counsel, JPMIM, since September 2002;
Vice President and                Mr. Chan was an associate at the law firm of Shearman & Sterling LLP from May 2001
Assistant Secretary (2003)        through September 2002; Swidler Berlin Shereff Friedman LLP from June 1999 through
                                  May 2001 and Whitman Breed Abbott & Morgan LLP from September 1997 through
                                  May 1999.

Thomas J. Smith (1955)            Managing Director, Head of Compliance for J.P. Morgan Chase & Co.'s asset management
Vice President and Assistant      business in the Americas.
Secretary (2002)

Paul M. DeRusso (1954)            Vice President, JPMIM; Manager of the Budgeting and Expense Group of Funds
Assistant Treasurer (2001)        Administration Group.

Lai Ming Fung (1974)              Associate, JPMIM; Budgeting Analyst for the Budgeting and Expense Group of Funds
Assistant Treasurer (2001)        Administration Group.

Mary D. Squires (1955)            Vice President, JPMIM; Ms. Squires has held numerous financial and operations
Assistant Treasurer (2001)        positions supporting the J.P. Morgan Chase organization complex.

Michael Ciotola (1968)            Director of Financial Services of BISYS Fund Services, Inc. since January 2003; held
Assistant Treasurer (2003)*       various positions within BISYS since 1998.

Arthur A. Jensen (1966)           Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Treasurer (2001)*       formerly Section Manager at Northern Trust Company.

Martin R. Dean (1963)             Vice President of Regulatory Services of BISYS Fund Services, Inc.
Assistant Treasurer (2001)*

Alaina Metz (1967)                Chief Administrative Officer of BISYS Fund Services, Inc.; formerly, Supervisor of
Assistant Secretary (2001)*       the Blue Sky Department of Alliance Capital Management L.P.

          NAME (YOB),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
------------------------------    ------------------------------------------------------------------------------------
Ryan M. Louvar (1972)             Counsel of Legal Services, BISYS Fund Services, Inc. since 2000; formerly Attorney
Assistant Secretary (2003)**      at Hill, Farrer & Burrill LLP from 1999 to 2000 and Knapp Petersen & Clarke, PC from
                                  1997 to 1999.

Lisa Hurley (1955)                Executive Vice President and General Counsel of BISYS Fund Services, Inc.
Assistant Secretary (2001)***

* The contact address for the officer is 3435 Stelzer Road, Columbus, OH 43219. ** The contact address for the officer is 60 State Street, Boston, MA 02109. *** The contact address for the officer is 90 Park Avenue, New York, NY 10016.

        As of February 1, 2003, the Officers and Trustees as a group owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

        The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                     PROXY VOTING PROCEDURES AND GUIDELINES

        The Boards of Trustees of the Funds have delegated to the Funds' investment adviser, JPMIM, and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines (the "Guidelines") for voting proxies on specific types of issues.

        JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

        To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

        Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and JPMIM, the Funds' principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner or deferring the vote to ISS, which will vote in accordance with its own recommendation.

        The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

        - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

        - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

        - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

        - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

        - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

        - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

        - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

        - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however JPMIM will generally vote against such proposals and vote for revoking existing plans.

        - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

        - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

        In accordance with regulations of the Securities and Exchange Commission, the Funds' proxy voting records for the twelve-month period ended June 30, 2004 will be filed with the Securities and Exchange Commission no later than August 31, 2004.

        The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

        - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill;
                (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

        - JPMIM votes proposals to classify Boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

        - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

        - JPMIM votes against proposals for a super-majority vote to approve a merger.

        - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

        - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

        - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

                      INVESTMENT ADVISERS AND SUB-ADVISERS

        Pursuant to the Investment Advisory Agreements (the "Advisory Agreements"), between the Trusts on behalf of the Funds and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.

        Subject to the supervision of the Funds' Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for International Value Fund, Emerging Markets Equity Fund and International Opportunities Fund. The day-to-day management for the other Funds is done by the Sub-Advisers. Effective October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. ("JPMFAMH"), which is a wholly owned subsidiary of J.P. Morgan Chase & Co ("J.P. Morgan Chase"). Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of J.P. Morgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.

        Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

        Under separate agreements, JPMorgan Chase Bank, a subsidiary of J.P. Morgan Chase, also provides certain financial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. See "Administrator and Sub-Administrator," "Shareholder Servicing Agents" and "Custodian" sections.

        J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

        J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

        The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions" section.

        The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Funds.

        Under the Advisory Agreement, JPMIM may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMIM may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Funds and are under the common control of JPMIM as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMIM.

        On behalf of the International Growth Fund, Japan Fund, European Fund, International Small Cap Equity Fund and International Equity Fund, JPMIM has entered into an investment sub-advisory agreement with JPMFAM (London). On behalf of the Asia Equity Fund, JPMIM has entered into an investment sub-advisory agreement with JFIMI. The applicable Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to a Fund under applicable laws and that are under the common control of JPMIM; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser. This arrangement will not result in the payment of additional fees by a Fund.

        JPMFAM (London) is a registered investment adviser under the Investment Advisers Act with the SEC and is regulated by the Investment Management Regulatory Organization (IMRO) as an investment adviser. JPMFAM (London) provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for JPMFAM (London) also serve as portfolio managers for other funds. JPMFAM (London) is a wholly owned subsidiary of J.P. Morgan Investment Management Limited, which is a wholly owned subsidiary of Robert Fleming Asset Management Limited, which is wholly owned subsidiary of J.P. Morgan Fleming Asset Management International Limited, which is wholly owned by JPMFAMH. JPMFAM (London) is located at 20 Finsbury Street, London ELZ9YAQ.

        JFIMI is registered as a registered investment adviser under the Investment Advisers Act and the Securities and Futures Commission in Hong Kong. JFIMI is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management
(Asia) Inc., which is wholly owned by JPMFAMH. JFIMI is located at 21F, Chater House, 8 Connaught Road, Central Hong Kong.

        Pursuant to the terms of the Advisory Agreement and the sub-advisory agreements, the Adviser and Sub-Advisers are permitted to render services to others. Each such agreement is terminable without penalty by the Trust, on behalf of the Funds, on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Funds' shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser or Sub-Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser or Sub- Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

        Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds that are series of JPMMFG and JPMMFSG. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

        Prior to February 28, 2001, The Chase Manhattan Bank ("Chase"), a predecessor of JPMorganChase Bank, was the investment adviser to the Funds that are series of JPMMFG and JPMMFSG; Chase Fleming Asset Management (USA) Inc. served as sub-adviser to those Funds.

        As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by JPMIM or a predecessor, under the Advisory Agreements, the Trusts, on behalf of the Funds, have agreed to pay the advisers a fee, which is computed daily and may be paid monthly, equal to a specified annual rate of each Fund's average daily net assets, as set forth below:

        International Value Fund               0.60
        Emerging Markets Equity Fund           1.00
        International Opportunities Fund       0.60
        International Growth Fund              1.00
        Japan Fund                             1.00
        Asia Equity Fund                       1.00
        European Fund                          0.65
        International Small Cap Equity Fund    1.00
        International Equity                   1.00

        The table below sets forth the investment advisory fees paid or accrued by the following Funds to JPMIM, JPMFAM (USA) or Chase, (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):

                                    FISCAL YEAR ENDED            FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                        10/31/01                     10/31/02                    10/31/03
                                  PAID/ACCRUED    WAIVED       PAID/ACCRUED   WAIVED      PAID/ACCRUED   WAIVED
Fleming International Value
Fund ^                           $    1,950    $        -    $      453    $      (50)   $      246    $     (118)
Fleming Emerging Markets
Equity Fund ^                         1,136             -           866           (67)          683          (165)
Fleming International Growth
Fund **                                  35           (35)           37           (37)           34           (34)
Fleming Japan Fund                       20           (20)           10           (10)           15           (15)

Fleming Asia Equity Fund*               N/A           N/A           106           (83)          284          (267)

Fleming European Fund                   682          (218)          390          (327)          377          (293)
Fleming International Equity
Fund                                  2,051          (477)        2,032          (508)        5,019        (1,231)

                                                     FISCAL PERIOD FROM
                             FISCAL YEAR ENDED         12/1/01 THROUGH              FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                  11/30/00               10/31/01 ***                   10/31/03               10/31/03
                           PAID/ACCRUED    WAIVED   PAID/ACCRUED   WAIVED       PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
Fleming International
Opportunties Fund ^          $   3,269      $   -    $    2,228    $   -        $      2,005    $   -     $     1,207   $  (43)

* The Fund commenced operations on 11/1/01. ** The Fund commenced operations on 12/29/00.
*** The Fund changed its fiscal year end from 11/30 to 10/31.
^ The fees were paid by The International Equity Portfolio, The Emerging Market Equity Portfolio, and The International Opportunities Portfolio, respectively, prior to the despoking of the master-feeder structure on 9/9/01.

        As compensation for the services rendered and related expenses borne by Sub-Advisers, under the sub-advisory agreements, JPMIM have agreed to pay the Sub-Advisers a fee, which is computed daily and may be paid monthly, at the rate of 0.50% per annum, on the average daily net assets value of the assets of each Fund with a Sub-Adviser.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

        The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreements or their affiliates, has approved the respective Advisory Agreement for each Trust on behalf of the Funds.

        As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

        In approving each Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

        The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

        In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR

        Pursuant to the Administration Agreements, between the Trusts, on behalf of the Funds, and JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trusts of all documents required to be filed for compliance by the Trusts with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds' shares.

        JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

        Under the Administration Agreements, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreements will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Board of Trustees of the Trusts, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities as defined under "Investment Restrictions." The Administration Agreements are terminable without penalty by the Trusts on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trusts, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trusts shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trusts under the Administration Agreements.

        In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreements, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, Inc. for its services as each Fund's sub-administrator.

        Prior to September 10, 2001, pursuant to an administration agreement with JPMMFG and JPMMFSG, on behalf of its Funds, dated August 31, 1996, a predecessor to JPMorgan Chase Bank served as those Funds' administrator. For its services under these administration agreements, the administrator received 0.10% of the average daily net assets of such Funds.

        Prior to September 10, 2001, pursuant to an administration agreement effective July 1, 2001 with JPMIF, on behalf of its Funds, a predecessor to JPMorgan Chase Bank served as such Fund's administrator. For its services under this agreement, the administrator received an allocable share of a complex-wide charge of 0.09% of the first $7 billion of average net assets plus 0.04% of average net assets over $7 billion.

        Prior to July 1, 2001, and pursuant to Co-Administration Agreements with JPMIF on behalf of its Funds, dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as co-administrator for such Funds. For its services under the co-administration Agreements, JPMIF agreed to pay FDI fees equal to an allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to such Funds were based on the ratio of its net assets to the aggregate net assets of its Trust and certain other investment companies subject to similar agreements with FDI.

        Prior to July 1, 2001, and pursuant to an Administrative Services Agreement with JPMIF on behalf of its Funds, a predecessor to JPMorgan Chase Bank served as such Fund's administrative services agent. For its services under this agreement, the administrative services agent received an allocable share of a complex-wide charge of 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bore to the total net assets of the Trust and certain other Funds with similar arrangements.

        The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts waived are in parentheses) for the fiscal periods indicated.

                                    FISCAL YEAR ENDED      FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                        10/31/01               10/31/02                 10/31/03
                                   --------------------- --------------------   -----------------------
                                   PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED   PAID/ACCRUED   WAIVED
                                   ------------ -------- ------------  ------   ------------  ---------
Fleming International Value Fund   $   103       $     -   $    13     $  (54)  $       61    $   (61)
Fleming Emerging Markets Equity
Fund                                    38           (20)   130.00       (126)         102       (102)
Fleming International Growth
Fund **                                  4            (4)     6.00         (6)           5         (5)
Fleming Japan Fund                       2            (2)     2.00         (2)           2         (2)
Fleming Asia Equity Fund *             N/A           N/A     16.00        (16)          43        (43)
Fleming European Fund                   76           (12)    90.00        (77)          87        (87)
Fleming International Equity
Fund                                   220         (12)     305.00        (86)         753       (261)

                                                         FISCAL PERIOD FROM
                                      FISCAL YEAR ENDED    12/1/01 THROUGH        FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                          11/30/00          10/31/01 ***                10/31/02           10/31/03
                                   --------------------- --------------------   ---------------------- -------------------
                                   PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED   PAID/ACCRUED   WAIVED  PAID/ACCRUED WAIVED
                                   ------------ -------- ------------  ------   ------------  -------- ------------ ------
Fleming International
Opportunties Fund                    $   117   $      -  $      130    $    -   $     501     $   (12) $       302  $ (159)

* The Fund commenced operations on 11/1/01
** The Fund commenced operations on 12/29/00
*** The Fund changed its fiscal year end from 11/30 to 10/31.

        Prior to September 10, 2001, and pursuant to a distribution and sub-administration agreement with JPMMFG and JPMMFSG, on behalf of their Funds, to the Distributor also served as such Funds' sub-administrator. For its sub-administration services under this agreement, the Distributor received 0.05% of the average daily net assets of each participating Fund. The table below set forth the sub-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal period indicated.

                                                    FISCAL PERIOD FROM
                                                     11/1/00 THROUGH
                                                        09/09/01
                                                ----------------------------
                                                PAID/ACCRUED       WAIVED
                                                ------------   -------------
Fleming European Fund                           $         31   $          (2)
Fleming International Equity Fund                         87             (70)
Fleming International Growth Fund **                       1              (1)
Fleming Japan Fund                                         1              (1)

** The Fund commenced operations on 12/29/00.

                                   DISTRIBUTOR

        The Distributor serves as the Funds' exclusive distributor and holds itself available to receive purchase orders for shares of each of the Funds. In that capacity, the Distributor has been granted the right, as agent of the Funds, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreements between the Trusts, on behalf of the Funds, and the Distributor. Under the terms of the Distribution Agreements between the Distributor and the Trusts, on behalf of the Funds, the Distributor receives no compensation in its capacity as the distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

        The Distribution Agreements shall continue in effect with respect to a Fund for a period of two years after execution and following the two year period and from year to year thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of a Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of a Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of a Trust, including a vote of a majority of the Trustees who are not "interested persons" of a Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.

                                DISTRIBUTION PLAN

        Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of the Class A, B and C Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates set forth below. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

        Class A Shares pay a Distribution Fee of 0.25% and, Class B and Class C Shares pay a Distribution Fee of 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

        No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

        Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average NAV of the Class A Shares, 0.25% annualized of the average NAV of the Class B Shares or 0.75% annualized of the average NAV of the Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the unds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the

Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

        Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

        The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

        The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

        The table below sets forth the 12b-1 fees that the Funds paid to or that were accrued by the Distributor (waived amounts are in parentheses) with respect to fiscal periods indicated (amounts in thousands):

                                    FISCAL YEAR ENDED        FISCAL YEAR ENDED            FISCAL YEAR ENDED
FUND                                     10/31/01                 10/31/02                      10/31/03
----                             -----------------------    -----------------------    -----------------------
                                 PAID/ACCRUED   WAIVED      PAID/ACCRUED  WAIVED        PAID/ACCRUED   WAIVED
International Value Fund*
    Class A Shares++             $         ^  $        -    $         ^   $       -    $        1   $        -
    Class B Shares++                       ^           -              ^           -             1            -
Emerging Markets Equity
Fund*
    Class A Shares++                       ^           -              ^           -              ^           -
    Class B Shares++                       ^           -              ^           -             1            -
International Growth Fund**
    Class A Shares                        7           (7)            7           (3)            7            -
    Class B Shares                        5           (2)            6           (1)            5            -
Asia Equity Fund***
    Class A Shares                        -            -             6           (2)            2            -
    Class B Shares                        -            -             4           (1)            1            -
Japan Fund
    Class A Shares                        4           (4)            2           (2)            3           (3)
    Class B Shares                        2            -             1            -             1            -
European Fund
    Class A Shares                      129            -            78            -            69            -
    Class B Shares                      110            -            86            -            76            -
    Class C Shares                       27            -            23            -            20            -
International Equity Fund
    Class A Shares^^^                     -            -              ^           -             9            -
    Class B Shares^^^                     -            -              ^           -             1            -
    Class C Shares@                       -            -              ^           -             2            -

                                 FOR THE PERIOD 12/1/00       FISCAL YEAR ENDED          FISCAL YEAR ENDED
FUND                               THROUGH 10/31/01****           10/31/02                   10/31/03
----                             PAID/ACCRUED   WAIVED      PAID/ACCRUED   WAIVED      PAID/ACCRUED   WAIVED
International
Opportunities Fund*
    Class A Shares+              $        8   $        -    $       45   $     -       $       27   $        -
    Class B Shares+                       2            -            17         -                9            -

* The fees were paid by the International Equity Portfolio, The Emerging Market Equity Portfolio and The International Opportunities Portfolio, respectively, prior to the despoking of the master-feed structure on 9/9/01. Effective 9/10/01, the Funds became multi-class.
^    Amount rounds to less than one thousand.
**   The Fund commenced operations on 12/29/01.
++   The class commenced operations on 9/28/01.
***  The Fund commenced operations on 11/1/01.
~    Share class closed as of 9/9/03.
^^^  The class commenced operations on 2/28/02.
(@)  The class commenced operations on 1/31/03.
+    The class commenced operations on 9/10/01.
**** The Fund changed its fiscal year-end from 11/30 to 10/31.

     The table below sets forth the expenses paid by the Distributor related to the distribution of Shares under the Distribution Plan during the fiscal year ended 10/31/03:

                       INTERNATIONAL EMERGING      INTERNATIONAL   JAPAN    EUROPEAN   INTERNATIONAL ASIA EQUITY INTERNATIONAL
                       VALUE FUND    MARKETS       GROWTH FUND     FUND     FUND       EQUITY FUND   FUND        OPPORTUNITIES
                                     EQUITY FUND                                                                 FUND
Advertising and
  Sales Literature                 4           596            39        13        552             11          17         2,262
Printing, production
  and mailing of
  prospectus and
  shareholder
  reports to other
  than current
  shareholders                 6,988         2,300         2,315        29      1,028          7,419       2,503         5,657
Compensation to
  dealers                        288         2,273           145       742     44,775            130          64        22,298
Compensation to
  sales personnel                  1           113             7         3        105              2           1           409
B Shares financing
  charges                      1,342           446         5,097     1,164     76,018            735       1,083         9,553
Equipment, supplies
  and other indirect
  distribution-related
  expenses                         2           231            16         6        222             15           5           830

                                    CUSTODIAN

        Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, N.Y. 11245, dated March 1, 2003, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser.

        For fund accounting services, each Fund, except the Emerging Markets Equity Fund, pays to JPMorgan Chase Bank the higher of a) fees equal to its pro rata share of an annual complex-wide charge on average daily net assets of all international funds of 0.03% of the first $10 billion and 0.025% for such assets over $10 billion, or the applicable per account minimum charge. The minimum total annual fund accounting charge per international fund is $55,000.

        For fund accounting services, the Emerging Markets Equity Fund pays to JPMorgan Chase Bank the higher of a) fees equal to its pro rata share of an annual complex-wide charge on the average daily net assets of all emerging markets funds of 0.04% of the first $10 billion and 0.03% for such assets over $10 billion, or b) the applicable per account minimum charge. The minimum total annual fund accounting charge per emerging market fund is $55,000.

        In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

        For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

        JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT

        DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri, 64105, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                          SHAREHOLDER SERVICING AGENTS

        The Trusts on behalf of each of the Funds have entered into Shareholder Servicing Agreements, with JPMorgan Chase Bank. Under the agreements, the JPMorgan Chase Bank is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities laws.

        Under the Shareholder Servicing Agreements, each Fund has agreed to pay JPMorgan Chase Bank for these services a fee at the rate of 0.25% for the Class A Shares, Class B Shares, Class C Shares and Select Shares and a fee of 0.10% for the Institutional Shares, expressed as a percentage of the average daily net asset values of Fund shares. Prior to July 21, 2003, the Japan Fund did not pay shareholder servicing fees for the Class A Shares. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services. JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreements with respect to each Fund on a month-to-month basis.

        The table below sets forth the fees paid or accrued to the Shareholder Servicing Agents (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                                    FISCAL YEAR ENDED           FISCAL YEAR ENDED         FISCAL YEAR ENDED
FUND                                    10/31/01                    10/31/02                  10/31/03
----                             ------------------------   ------------------------    ----------------------
                                 PAID/ACCRUED   WAIVED      PAID/ACCRUED   WAIVED       PAID/ACCRUED   WAIVED
International Value Fund*
   Institutional Shares          $      291   $      (11)   $       55   $      (38)   $       25   $      (25)
   Select Shares+                         8            -            52           (5)           40           (5)
   Class A Shares++                       -            -             -            -              ^            ^
   Class B Shares++                       -            -             -            -             1           (1)
Emerging Markets Equity
Fund*
   Institutional Shares                  84          (10)           62          (62)           50          (49)
   Select Shares                          8           (2)           61          (16)           47          (22)
   Class A Shares++                       -            -             -            -              ^            ^
   Class B Shares++                       -            -             -            -              ^            ^
International Growth Fund**
   Class A Shares                         6           (6)            7           (7)            7           (7)
   Class B Shares                         2           (2)            2           (2)            2           (2)
Japan Fund
   Class A Shares                         -            -             -            -             2           (2)
   Class B Shares                         1           (1)            -            -              ^            ^
Asia Equity Fund***
   Institutional Shares^^                 -            -             2           (2)            8           (6)
   Select Shares^^                        -            -            13            -            48            -
   Class A Shares                         -            -             -            -             1           (1)
   Class B Shares~                        -            -             1           (1)             ^            ^
European Fund
   Institutional Shares+                  1           (1)            6           (6)            8           (8)
   Select Shares+                         2            -            20           (5)           24           (1)
   Class A Shares                         -            -             -            -            37           (9)
   Class B Shares                        37            -            29            -            25            -
   Class C Shares                         9            -             8            -             7            -
International Equity Fund

   Select Shares                        513         (513)          508         (453)        1,245         (767)
   Class A Shares^^^                      -            -              ^            ^            9           (9)
   Class B Shares^^^                      -            -              ^            ^             ^            ^
   Class C Shares@                        -            -             -            -             1           (1)

                                                               FOR THE PERIOD
                                    FISCAL YEAR ENDED         12/1/00 THROUGH            FISCAL YEAR ENDED      FISCAL YEAR ENDED
FUND                                    11/30/00                 10/31/01***                  10/31/02              10/31/03
----                             ---------------------      ---------------------     ----------------------  ----------------------
                                 PAID/ACCRUED  WAIVED       PAID/ACCRUED   WAIVED     PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
International
Opportunities Fund*
  Institutional Shares           $        5          -      $      312   $    (29)    $       276   $   (151)         162     (118)
  Select Shares                           -          -              13          -              95         (4)          68      (16)
  Class A Shares+                         -          -               8          -              44         (4)          27      (24)

  Class B Shares+                         -          -               1          -               6           -           3       (3)

* The fees were paid by the International Equity Portfolio, The Emerging Market Equity Portfolio and The International Opportunities Portfolio, respectively, prior to the despoking of the master-feed structure on 9/9/01. Effective 9/10/01, the Funds became multi-class.
^    Amount rounds to less than one thousand.
**   The Fund commenced operations on 12/29/01.
+    The class commenced operations on 9/10/01.
++   The class commenced operations on 9/28/01.
***  The Fund commenced operations on 11/1/01.
^^   The class commenced operations on 6/28/02.
~    Share class closed as of 9/9/03.
^^^  The class commenced operations on 2/28/02.
@    The class commenced operations on 1/31/03.
**** The Fund changed its fiscal year-end from 11/30 to 10/31.

        Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

        For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the distributor pursuant to the Funds' 12b-1 Plans, and of JPMorgan Chase Bank, its affiliates and the distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support. Such compensation does not represent an additional expense to the Funds or their shareholders because it will be paid by any of JPMorgan Chase Bank, its affiliates or the Distributor.

                                    EXPENSES

        The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

        JPMorgan Chase Bank has agreed that it will reimburse the Funds as described in the Prospectuses.

                             FINANCIAL PROFESSIONALS

        The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

        Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and will not be remitted to a Fund or JPMorgan Chase Bank.

        Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

                             INDEPENDENT ACCOUNTANTS

        The independent accountants of the Trusts and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

        The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. JPMorgan Funds Service Center may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the prospectus. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by JPMorgan Funds Service Center. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

        An investor may buy shares in a Fund: (i) through an investment representative; (ii) through the Distributor by calling the JPMorgan Service Center or JPMorgan Institutional Funds Service Center; or (iii) for the purchase Class A, B or C Shares, an investor may also buy through the systematic investment plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

        The Funds may, at their own option, accept securities in lieu of payment for shares. The securities, delivered in such a transaction, are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the applicable Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objectives and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities offered in payment for its shares.

        Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

        Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

        The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Distributor as shown in the following table, except when the Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

        The broker-dealer allocation for Funds with a 5.75% sales charge on Class A Shares is set forth below:

                                                                AMOUNT OF SALES CHARGE RE-
AMOUNT OF SALES CHARGE                                          ALLOWED TO DEALERS AS A
OFFERING PRICE ($)            SALE CHARGE AS A PERCENTAGE OF:   PERCENTAGE OF OFFERING PRICE
--------------------------------------------------------------------------------------------
                               OFFERING           NET AMOUNT
                                PRICE              INVESTED
                              ----------          ----------
Under 100,000                    5.75               6.10                    5.00

100,000 but under 250,000        3.75               3.90                    3.25

250,000 but under 500,000        2.50               2.56                    2.25

500,000 but under 1,000,000      2.00               2.04                    1.75

        There is no initial sales charge on purchases of Class A Shares of $1 million or more.

        At times the Distributor may re-allow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A Shares of a Fund may be deemed to be underwriters under the 1933 Act.

        The Distributor pays broker-dealers commissions on net sales of Class A Shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments. If shares are redeemed within 12 months of the purchase date, clients of broker-dealers that have received the commissions described above will be subject to a contingent deferred sales charge as follows: (i) 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for up to 6 months or (ii) 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for 6 to 12 months.

        The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the broker-dealers that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

        Investors may be eligible to buy Class A Shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' cumulative quantity discount, statement of intention, group sales plan and employee benefit plans.

        Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A Shares for purposes of the discount privileges and programs described above.

        Investors in Class A Shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A Shares in a Fund with purchases of Class A Shares of any other JPMorgan Fund (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A Shares or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

        The Statement is not a binding obligation of the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

        Class A Shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or
(ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

        An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

        A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members must agree to include sales and other materials related to a Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in a Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) purchased thereafter.

        No initial sales charge will apply to the purchase of a Fund's Class A Shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the prior Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

        Purchases of a Fund's Class A Shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

        Purchases of a Fund's Class A Shares may be made with no initial sales charge (i) by an investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund, or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

        When shares of the Funds are sold to a qualified tuition program under
Section 529 of the Internal Revenue Code, such a program may purchase Class A Shares without an initial sales load.

        Purchases of a Fund's Class A Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Funds, the Distributor or the JPMorgan Funds Service Center.

        A Fund may sell Class A Shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

        Shareholders of record of any former Chase Vista Funds as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A Shares with no initial sales charge for as long as they continue to own Class A Shares of any former Chase Vista Funds, provided there is no change in account registration.

        Shareholders of other JPMorgan Funds are entitled to exchange their shares for, or invest distributions from their funds in, shares of the Funds at NAV.

        REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in a Fund at the next determined NAV subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the Shares (in an amount not in excess of the redemption proceeds), and Shares will be purchased at the next determined NAV. Class B and Class C shareholders who have redeemed their Shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A Shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C Shares.

        EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

        Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are permitted to be offered and sold in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

        The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

        The CDSC for Class B and Class C Shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for:
(i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a minimum required distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established systematic redemption plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B Shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

        The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

        For all Funds with Class B Shares, Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAV's per share of the two classes of the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

        A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

        The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

        Investors may incur a fee if they effect transactions through a broker or agent.

                           DIVIDENDS AND DISTRIBUTIONS

        Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

        Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

        If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

        The Funds compute their NAV once daily on Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.

        The NAV of each class of a Fund is equal to the value of such class's pro rata portion of a Fund's investments less the class's pro rata portion of a Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

        The value of investments listed on a U.S. or Canadian securities exchange is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

        Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m., Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of each Fund's NAV.

        Trading in securities on most foreign markets is normally completed before the close in trading in U.S. markets and may also take place on days on which the U.S. markets are closed.

        The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non- Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

        Fixed income securities with a maturity of 60 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Funds' independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

        Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or for which market quotations do not represent the value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

        Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodity exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of a Funds' NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

                             PERFORMANCE INFORMATION

        From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectuses.

        A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.

        Average annual total returns are calculated according to the following formulas:

           Average annual total returns (before taxes):
                P (1 + T) SUB(n) = ERV

           Average annual total returns (after taxes on distributions):
                P (1 + T) SUB(n) = ATVD

             Average annual total returns (after taxes on distributions and sale of Fund shares)

                P (1 + T) (TO THE POWER OF n) = ATVDR

           Where:          P  =    a hypothetical initial payment of $1,000.

            T = average annual total return (before taxes, after taxes on distributions, or after taxes on distributions and sale of Fund shares, as applicable).

            n =             number of years.

            ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

            ATV SUB(D) =    ending value of a hypothetical $1,000 payment made
                            at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

            ATV SUB(DR) =   ending value of a hypothetical $1,000 payment made
                            at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 10/31/03*
       (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                                                                         DATE OF
                                                        1          5          10            SINCE         FUND
                                                      YEAR       YEARS       YEARS        INCEPTION**   INCEPTION**
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE FUND

Institutional Shares - before taxes                   27.23%     -0.85%       1.97%

Institutional Shares - after taxes on
distributions                                         25.81%     -2.05%       0.80%

Institutional Shares - after taxes on
distributions and sale of fund shares                 17.65%     -1.20%       1.10%

Select Shares - before taxes                          26.89%     -1.23%       1.65%

Select Shares - after taxes on distributions          25.50%     -4.31%      -0.91%

Select Shares - after taxes on distributions and
sale of fund shares                                   17.44%     -2.34%       0.18%

Class A Shares - before taxes                         19.36%     -2.49%       1.00%

Class A Shares - after taxes on distributions         18.04%     -5.54%      -1.56%

Class A Shares - after taxes on distributions
and sale of fund shares                               12.54%     -3.37%      -0.37%

Class B Shares - before taxes                         20.97%     -1.86%       1.51%

Class B Shares - after taxes on distributions         19.60%     -4.98%      -1.06%

Class B Shares - after taxes on distributions
and sale of fund shares                               13.59%     -2.86%       0.07%

EMERGING MARKET EQUITY FUND                                                                             11/15/1993

Institutional Shares - before taxes                   45.49%      7.54%                      -0.60%

Institutional Shares - after taxes on
distributions                                         45.13%      6.60%                      -1.33%

Institutional Shares - after taxes on
distributions and sale of fund shares                 29.48%      5.87%                      -0.93%

Select Shares - before taxes                          44.84%      7.11%                      -0.89%

Select Shares - after taxes on                        44.51%      6.31%                      -1.41%

                                                                                                         DATE OF
                                                        1          5          10            SINCE         FUND
                                                      YEAR       YEARS       YEARS        INCEPTION**   INCEPTION**
-------------------------------------------------------------------------------------------------------------------
distributions

Select Shares - after taxes on distributions and
sale of fund shares                                   29.07%      5.59%                      -1.08%

Class A Shares - before taxes                         36.28%      5.74%                      -1.53%

Class A Shares - after taxes on distributions         35.96%      4.95%                      -2.04%

Class A Shares - after taxes on distributions
and sale of fund shares                               23.50%      4.40%                      -1.61%

Class B Shares - before taxes                         38.99%      6.52%                      -1.01%

Class B Shares - after taxes on distributions         38.71%      5.74%                      -1.52%

Class B Shares - after taxes on distributions
and sale of fund shares                               25.28%      5.09%                      -1.18%

INTERNATIONAL OPPORTUNITIES FUND                                                                        2/26/1997

Institutional Shares - before taxes                   24.02%      1.03%                       0.38%

Institutional Shares - after taxes on
distributions                                         23.49%      0.36%                      -0.18%

Institutional Shares - after taxes on
distributions and sale of fund shares                 15.51%      0.50%                       0.00%

Select Shares - before taxes                          23.77%      0.76%                       0.10%

Select Shares - after taxes on distributions          23.26%     -0.06%                      -0.58%

Select Shares - after taxes on distributions and
sale of fund shares                                   15.35%      0.20%                      -0.29%

Class A Shares - before taxes                         15.60%     -0.76%                      -1.02%

Class A Shares - after taxes on distributions         15.13%     -1.55%                      -1.68%

Class A Shares - after taxes on distributions
and sale of fund shares                               10.06%     -1.07%                      -1.22%

Class B Shares - before taxes                         17.18%     -0.14%                      -0.29%

Class B Shares - after taxes on distributions         16.74%     -0.93%                      -0.94%

Class B Shares - after taxes on distributions
and sale of fund shares                               11.08%     -0.54%                      -0.60%

INTERNATIONAL GROWTH FUND                                                                               12/29/2000

Class A Shares - before taxes                         17.65%                                -10.22%

Class A Shares - after taxes on distributions         17.65%                                -10.24%

Class A Shares - after taxes on distributions
and sale of fund shares                               11.47%                                 -8.56%

Class B Shares - before taxes                         19.19%                                 -9.77%

Class B Shares - after taxes on distributions         19.19%                                 -9.77%

Class B Shares - after taxes on distributions
and sale of fund shares                               12.48%                                 -8.18%

JAPAN FUND                                                                                              11/2/1993

Class A Shares - before taxes                         42.13%     -0.36%                      -4.71%

Class A Shares - after taxes on distributions         42.13%     -0.36%                      -5.07%

Class A Shares - after taxes on distributions
and sale of fund shares                               27.38%     -0.30%                      -4.08%

                                                                                                         DATE OF
                                                        1          5          10            SINCE         FUND
                                                      YEAR       YEARS       YEARS        INCEPTION**   INCEPTION**
-------------------------------------------------------------------------------------------------------------------
Class B Shares - before taxes                         44.65%     -0.27%                      -4.69%

Class B Shares - after taxes on distributions         44.65%     -0.27%                      -5.01%

Class B Shares - after taxes on distributions
and sale of fund shares                               29.02%     -0.23%                      -4.04%

ASIA EQUITY FUND                                                                                        11/1/2001

Institutional Shares - before taxes                   30.12%                                  9.07%

Institutional Shares - after taxes on
distributions                                         30.12%                                  9.07%

Institutional Shares - after taxes on
distributions and sale of fund shares                 19.58%                                  7.76%

Select Shares - before taxes                          29.83%                                  8.95%

Select Shares - after taxes on distributions          29.83%                                  8.95%

Select Shares - after taxes on distributions and
sale of fund shares                                   19.39%                                  7.65%

Class A Shares - before taxes                         22.09%                                  5.57%

Class A Shares - after taxes on distributions         22.09%                                  5.57%

Class A Shares - after taxes on distributions
and sale of fund shares                               14.36%                                  4.75%

EUROPEAN FUND                                                                                           11/2/1995

Institutional Shares - before taxes                   29.83%      6.48%                      12.23%

Institutional Shares - after taxes on
distributions                                         29.64%      5.82%                      10.61%

Institutional Shares - after taxes on
distributions and sale of fund shares                 19.49%      5.33%                       9.82%

Select Shares - before taxes                          29.14%      6.25%                      12.08%

Select Shares - after taxes on distributions          28.96%      5.60%                      10.46%

Select Shares - after taxes on distributions and
sale of fund shares                                   19.03%      5.14%                       9.69%

Class A Shares - before taxes                         21.50%      4.92%                      11.20%

Class A Shares - after taxes on distributions         21.34%      4.28%                       9.59%

Class A Shares - after taxes on distributions
and sale of fund shares                               14.05%      3.99%                       8.90%

Class B Shares - before taxes                         23.13%      5.07%                      11.22%

Class B Shares - after taxes on distributions         22.98%      4.43%                       9.66%

Class B Shares - after taxes on distributions
and sale of fund shares                               15.11%      4.13%                       8.97%

Class C Shares - before taxes                         27.09%      5.38%                      11.21%

Class C Shares - after taxes on distributions         26.94%      4.75%                       9.64%

Class C Shares - after taxes on distributions
and sale of fund shares                               17.69%      4.40%                       8.95%

INTERNATIONAL EQUITY FUND

Select Shares - before taxes                          20.90%      1.98%       3.42%

Select Shares - after taxes on distributions          20.79%      0.74%        N/A ***

                                                                                                           DATE OF
                                                        1          5            10            SINCE         FUND
                                                      YEAR       YEARS         YEARS        INCEPTION**   INCEPTION**
----------------------------------------------------------------------------------------------------------------------
Select Shares - after taxes on distributions and
sale of fund shares                                   13.99%      1.35%        N/A ***

Class A Shares - before taxes                         13.51%      0.63%       2.73%

Class A Shares - after taxes on distributions         13.43%     -0.58%        N/A ***

Class A Shares - after taxes on distributions
and sale of fund shares                                9.03%      0.20%        N/A ***

Class B Shares - before taxes                         14.84%      1.35%       3.26%

Class B Shares - after taxes on distributions         14.75%      0.12%        N/A ***

Class B Shares - after taxes on distributions
and sale of fund shares                                9.78%      0.81%        N/A ***

Class C Shares - before taxes                         18.83%      1.66%       3.25%

Class C Shares - after taxes on distributions         18.74%      0.45%       2.18%

Class C Shares - after taxes on distributions
and sale of fund shares                               12.45%      1.09%       2.38%

* Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
** If Fund has less than 10 years.
*** After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

        The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 35.0%.

        A Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

        Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

        The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, JPMorgan Chase Bank and/or other service providers waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

        Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated in the Prospectuses or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

        From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                             PORTFOLIO TRANSACTIONS

        On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

        Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

        Portfolio transactions for a Fund will be undertaken principally to accomplish a Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short term trading consistent with their objectives. See "Strategies and Policies-Portfolio Turnover".

        In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

        Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

        Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

        On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

        If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

        The Funds paid the following brokerage commissions for the indicated periods:

                                                        FISCAL YEAR ENDED       FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                                            10/31/01               10/31/02               10/31/03
                                                        -----------------       -----------------     -----------------
INTERNATIONAL VALUE FUND^
Total Brokerage Commissions                               $    2,639,372        $      533,410        $      204,592
Brokerage Commissions to Affiliated Broker
Dealers                                                                                 35,209                     -
EMERGING MARKETS EQUITY FUND^
Total Brokerage Commissions                                      445,895               381,890               283,288
Brokerage Commissions to Affiliated Broker
Dealers                                                                                 12,010                   307
INTERNATIONAL GROWTH FUND*
Total Brokerage Commissions                                       13,160                 8,389             1,156,301
Brokerage Commissions to Affiliated Broker
Dealers                                                                                      -                     -
JAPAN FUND

                                                        FISCAL YEAR ENDED       FISCAL YEAR ENDED     FISCAL YEAR ENDED
                                                            10/31/01               10/31/02               10/31/03
                                                        -----------------       -----------------     -----------------
Total Brokerage Commissions                                       11,910                 8,086                37,206
Brokerage Commissions to Affiliated Broker
Dealers                                                                                    119                     -
ASIA EQUITY FUND**
Total Brokerage Commissions                                            -                64,685               242,745
Brokerage Commissions to Affiliated Broker
Dealers                                                                                  8,738                23,687
EUROPEAN FUND
Total Brokerage Commissions                                    1,746,749             2,613,492             1,626,011
Brokerage Commissions to Affiliated Broker
Dealers                                                                                  2,050                24,213
INTERNATIONAL EQUITY FUND
Total Brokerage Commissions                                      176,062                95,633               367,410
Brokerage Commissions to Affiliated Broker
Dealers                                                                                    127                     -

                                                                FOR THE PERIOD
                                                  FISCAL YEAR   12/1/00 THROUGH     FISCAL YEAR     FISCAL YEAR
                                                ENDED 11/31/00   10/31/01***      ENDED 10/31/02   ENDED 10/31/03
                                                --------------   --------------   --------------   --------------
INTERNATIONAL OPPORTUNITIES FUND^
Total Brokerage Commissions                     $    1,645,894   $    1,184,030   $    1,317,222   $      686,238
Brokerage Commissions to Affiliated
Broker Dealers                                                                             1,370                -

^The fees were paid by the International Equity Portfolio, The Emerging Market Equity Portfolio and The International Opportunities Portfolio, respectively, prior to the despoking of the master-feed structure on 9/9/01.
*The Fund commenced operation on 12/29/00.
**The Fund commenced operations on 11/1/01.
***The Fund changed its fiscal year-end from 11/30 to 10/31.

                               MASSACHUSETTS TRUST

        Each Trust is organized as a Massachusetts business trust and each Fund is a separate and distinct series. Copies of the Declaration of Trust for the Trusts are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of each of the Trusts are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

        Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, each Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

        No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trusts in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

        Each of the Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                              DESCRIPTION OF SHARES

        The Trusts are open-end management investment companies organized as Massachusetts business trusts. Each Fund represents a separate series of shares of beneficial interest, JPMIF is comprised of eleven series, JPMMFG is comprised of fourteen series and JPMMFSG is comprised of six series. See "Massachusetts Trust."

        The Declarations of Trust of JPMMFG and JPMMFSG permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

        The shareholders of International Value Fund, Emerging Markets Equity and International Opportunities Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of a Fund shall be entitled to vote. With respect to the International Growth Fund, Japan Fund, Asia Equity Fund European Fund, Small Cap Equity Fund and International Equity Fund, each share of a class of represents an equal proportionate interest in that class with each other share of that class. The shares of each class participate equally in the earnings, dividends and assets of the particular class. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of a Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of a Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or a Trust's Declaration of Trust.

        Shareholders of a Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of a Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of a Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of a Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

        The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

        For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchase, Redemptions and Exchanges".

                          DISTRIBUTIONS AND TAX MATTERS

        The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

        Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

        QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

        In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

        Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

        If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

        EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

        Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

        FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses it realizes. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

        TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by the Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Fund. In view of the Fund's policies, it is expected that substantially all dividends will be exempt-interest dividends, although the Fund may from time to time recognize and distribute net short-term capital gains and other minor amounts of taxable income.

        Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of a Fund's shares held six months of less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

        Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of the Fund's income consisting of such interest.

        FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

        Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

        Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

        Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

        Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

        Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

        SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

        In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

        BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

        CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Funds have no capital loss carryforwards as of the fiscal year ended.

                                                                                    EXPIRATION
       FUND                                                  AMOUNT                    DATE
       ----------------------------                     ----------------            ---------
       INTERNATIONAL VALUE FUND                         $     (1,001,489)            10/31/08
                                                             (35,104,929)            10/31/09
                                                        ----------------
                                                             (36,106,418)**
                                                        ================
       EMERGING MARKETS EQUITY FUND                           78,708,868             10/31/06
                                                              28,177,633             10/31/07
                                                               2,888,019             10/31/08
                                                              12,743,985             10/31/09
                                                               5,296,745
                                                        ----------------
                                                             127,815,250***          10/31/10
                                                        ================
       INTERNATIONAL OPPORTUNITIES                           (15,005,377)            10/31/08
                                                             (70,979,742)            10/31/09
                                                             (49,498,306)            10/31/10
                                                             (15,832,667)            10/31/11
                                                        ----------------
                                                            (151,316,092)*
                                                        ================
       INTERNATIONAL GROWTH FUND                                (234,221)            10/31/09
                                                                (748,119)            10/31/10
                                                                (256,991)            10/31/11
                                                        ----------------
                                                              (1,239,331)
                                                        ================
       JAPAN FUND                                               (614,113)            10/31/09
                                                                (186,922)            10/31/10
                                                        ----------------
                                                                (801,035)
                                                        ================
       EUROPEAN FUND                                           3,318,584             10/31/09
                                                        ================
       ASIA EQUITY FUND                                       (1,170,748)            10/31/10
                                                              (1,490,162)            10/31/11
                                                        ----------------
                                                              (2,660,910)
                                                        ================
       INTERNATIONAL EQUITY FUND                              (6,120,236)            10/31/09
                                                             (11,448,027)            10/31/10
                                                              (9,912,038)            10/31/11
                                                        ----------------
                                                             (27,480,301)
                                                        ================

* The above capital loss carryover includes 5,505,014 and 9,500,363 of losses acquired from J.P. Morgan Fleming International Equity Fund, and J.P. Morgan International Opportunities Fund, respectively.
** The above capital loss carryover includes 1,001,489 of losses acquired from J.P. Morgan International Equity Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.
*** The above capital loss carryover includes 6,639,185 of losses acquired from J.P. Morgan Emerging Markets Equity Fund. Utilization of these losses will be subject to an annual limitation as prescribed by the Internal Revenue Code.

        The Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.

        FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

        In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

        STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

        Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of each Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION

        As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

        Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder servicing agent may be tape-recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trusts' Registration Statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

        Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable registration statements. Each such statement is qualified in all respects by such reference.

        No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

        PRINCIPAL HOLDERS. As of January 31, 2003, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds:

                                                                                              PERCENTAGE
   FUND AND CLASS OF SHARES             NAME AND ADDRESS OF SHAREHOLDER                          HELD
--------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE FUND

Institutional Shares                     SCHERING-PLOUGH CORP SERP TRUST                     33.182
                                         WAYNE L MILLER STAFF V P & A T
                                         C/O NORTHERN TRUST COMPANY
                                         50 SOUTH LA SALLE STREET
                                         CHICAGO IL 60603-1006

                                         NATIONAL FINANCIAL SERVICES CORP                    22.187
                                         FOR THE EXCLUSIVE BENEFIT OF
                                         OUR CUSTOMERS
                                         ATTN: MUTUAL FUNDS - 5TH FLOOR
                                         200 LIBERTY ST - 1 WORLD FINANCIAL
                                         NEW YORK NY 10281-1003

                                         CHARLES SCHWAB & CO  INC                             8.598
                                         SPECIAL CUSTODY ACCOUNT FOR
                                         BENEFIT OF CUSTOMERS
                                         ATTN: MUTUAL FUNDS
                                         101 MONTGOMERY ST
                                         SAN FRANCISCO CA 94104-4122

                                         JP MORGAN CHASE BANK AS AGENT FOR                    6.892
                                         PEOPLE'S BANK RABBI TRUST
                                         ATTN: SPECIAL PRODUCTS 2 OPS/3
                                         500 STANTON CHRISTIANA ROAD
                                         NEWARK DE 19713-2107

                                         JP MORGAN CHASE BANK AS AGENT FOR                    5.048
                                         ROGER MICK
                                         ATTN SPECIAL PRODUCTS 2 OPS/3
                                         500 STANTON CHRISTIANA RD
                                         NEWARK DE 19713-2107

Select Shares                            JP MORGAN TRUST COMPANY N A FBO                      5.486
                                         THE MANS- SPECTOR LIV TRUST DAVID
                                         P MANS AND PATRICIA Z SPECTOR
                                         TTEES
                                         500 STANTON CHRISTIANA RD
                                         NEWARK DE 19713-2107

Class A Shares                           NFSC FEBO # A35-136166                              27.455

                                         JPMORGAN CHASE BANK CUST
                                         IRA OF JAN B ASHMOS
                                         TRADITIONAL IRA
                                         7309 FOXTREE CV
                                         AUSTIN TX 78750-7916

                                         INVESTORS TRUST CO CUST                             11.698
                                         SEP IRA A/C DANIEL STASIO
                                         PO BOX 1035
                                         RIDGEFIELD CT 06877-9035

                                         NFSC FBO # EBH-000418                                9.508
                                         PAUL B HOFFER
                                         46 HARBOUR CLOSE
                                         NEW HAVEN CT 06519-2835

                                         INVESTORS TRUST CO CUST                              9.462
                                         YONKERS PUBLIC SCHOOLS
                                         FBO CARMELA CEVETILLO
                                         306 PYTHIAN AVE
                                         HAWTHORNE NY 10532-1653

                                         MLPF&S FOR THE SOLE BENEFIT OF                       9.422
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         SEC# 97B00
                                         4800 DEER LAKE DR E FL 3
                                         JACKSONVILLE FL 32246-6484

                                         NFSC FEBO # A35-140120                               6.339
                                         JPMORGAN CHASE BANK R/O CUST
                                         IRA OF MARK A ROCKE
                                         TRADITIONAL ROLLOVER
                                         3750 COUNTY ROAD #201
                                         LIBERTY HILL NY 78642

Class B Shares                           MING-LANG ZHAO                                       43.48
                                         113 PINEGATE CIR APT 8
                                         CHAPEL HILL NC 27514-2285

                                         RAYMOND JAMES & ASSOC INC                            9.885
                                         FBO CUMMING IRA
                                         BIN# 71813476
                                         880 CARILLON PKWY
                                         ST PETERSBURG FL 33716-1100

                                         NFSC FEBO # BW1-490296                               5.454
                                         BENJAMIN C DIEM
                                         5 WILLOW CIRCLE
                                         LUNENBURG MA 01462-1496

EMERGING MARKETS EQUITY FUND

Institutional Shares                     JP MORGAN CHASE BANK AS AGENT FOR                    9.488
                                         CORNELL MEDICAL BENEFITS TRUST
                                         ATTN: SPECIAL PRODUCTS 2 OPS/3
                                         500 STANTON CHRISTIANA ROAD
                                         NEWARK DE 19713-2107

                                         SETON HALL UNIVERSITY                                8.894
                                         CRAIG BECKER ASST VP OF FINANCE
                                         BAYLEY HALL CONTROLLERS DEPT
                                         400 W SOUTH ORANGE AVE

                                         SOUTH ORANGE NJ 07079-1478

                                         ELEUTHERIAN MILLS-HAGLEY                             8.723
                                         FOUNDATION INC
                                         JAY A STELLENBERG ASST TREASURER/
                                         BUSINESS MANAGER
                                         P O BOX 3630
                                         WILMINGTON DE 19807-0630

                                         JPMIM LONDON AS AGENT FOR                            8.075
                                         EVANGELICAL LUTHERAN CH IN AMERICA
                                         ATTN: JAMES R SNOW
                                         C/O J P MORGAN & CO INC VIA POUCH
                                         60 WALL ST
                                         NEW YORK NY 10005-2836

                                         SCHERING-PLOUGH CORP SERP TRUST                       5.19
                                         WAYNE L MILLER STAFF V P & A T
                                         C/O NORTHERN TRUST COMPANY
                                         50 SOUTH LA SALLE STREET
                                         CHICAGO IL 60603-1006

Select Shares                            CITIGROUP GLOBAL MARKETS INC.                       46.981
                                         BOOK ENTRY ACCOUNT
                                         ATTN: MATT MAESTRI
                                         333 WEST 34TH ST
                                         7TH FL MUTUAL FUNDS DEPT
                                         NEW YORK NY 10001-2402

                                         CHARLES SCHWAB & CO  INC                             5.684
                                         SPECIAL CUSTODY ACCOUNT FOR
                                         BENEFIT OF CUSTOMERS
                                         ATTN: MUTUAL FUNDS
                                         101 MONTGOMERY ST
                                         SAN FRANCISCO CA 94104-4122

                                         COPELAND ASSOCIATES INC (CORP)                       5.596
                                         ATTN: PLAN VALUATION SERVICES
                                         TWO TOWER CENTER
                                         P O BOX 1063
                                         EAST BRUNSWICK NJ 08816-1063

Class A Shares                           INVESTORS TRUST CO CUST                             25.291
                                         IRA R/O DAVID R RINGOEN
                                         906 ARKANSAS MOUNTAIN RD
                                         BOULDER CO 80302-9293

                                         JPMORGAN CHASE BANK AS AGENT FOR                     22.68
                                         RICARDO & JULIA HAUSMANN
                                         ATTN SPECIAL PRODUCTS 1/OPS 3
                                         500 STANTON CHRISTIANA RD
                                         NEWARK DE 19713-2107

                                         MLPF&S FOR THE SOLE BENEFIT OF                       7.552
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         SEC# 97B00
                                         4800 DEER LAKE DR E FL 3
                                         JACKSONVILLE FL 32246-6484

Class B Shares                           JP MORGAN INVESTMENT MGMT                           12.023
                                         ATTN PETER SWIATEK
                                         12OO N FEDERAL HWY STE 205
                                         BOCA RATON FL 33432

                                         RESOURCES TRUST CO CUST                             10.985

                                         FBO RONALD T GRIFFIN
                                         UA IRA DTD 08/08/1997 #I###-##-####
                                         PO BOX 5900
                                         DENVER CO 80217-5900

                                         CITIGROUP GLOBAL MARKETS INC.                        9.762
                                         164727664
                                         333 WEST 34TH STREET - 3RD FLOOR
                                         NEW YORK NY 10001-2402

                                         PERSHING LLC                                         7.002
                                         PO BOX 2052
                                         JERSEY CITY NJ 07303-2052

                                         NFSC FBO # CR 6-100943                               6.676
                                         JPMORGAN CHASE BANK SEP CUST
                                         IRA OF THOMAS WARNER
                                         1 HUDSON POINT LN
                                         OSSINING NY 10562-5942

                                         NFSC FEBO # C1D-016225                               5.102
                                         R TRAVIS TINER TTEE
                                         R TRAVIS TINER DDS MSD PEN PL
                                         2910 BROADWAY BLVD #201
                                         GARLAND TX 75041-3795

INTERNATIONAL OPPORTUNITIES FUND

Institutional Shares                     KEMPER LIFE INSURANCE COMPANY                       42.566
                                         1600 MCCONNOR PKWY
                                         SCHAUMBURG IL 60196-6800

                                         ICMG REGISTERED VARIABLE LIFE                       11.122
                                         SEPARATE ACCOUNT
                                         ATTN DAVID TEN BROECK
                                         PO BOX 2999
                                         HARTFORD CT 06104-2999

                                         SUN LIFE ASSURANCE COMPANY                          10.072
                                         OF CANADA (US) - VA
                                         RETIREMENT PRODUCTS & SERVICES
                                         PO BOX 9134
                                         WELLESLEY HLS MA 02481-9134

                                         INTEGRITY LIFE INSURANCE COMPANY                     9.547
                                         REGULAR ACCT
                                         515 WEST MARKET STREET
                                         LOUISVILLE KY 40202-3333

                                         JEFFERSON PILOT FINANCIAL                              8.3
                                         INSURANCE COMPANY
                                         JPF SEPARATE ACCOUNT C
                                         MUTUAL FUND ACCOUNTING 1S 03
                                         ONE GRANITE PLACE
                                         CONCORD NH 03301-3258

                                         SAFECO LIFE INSURANCE CO                             6.297
                                         MUTUAL FUNDS CONTROLLERS
                                         ATTN LISA SUHM
                                         4854 154TH PL NE
                                         REDMOND WA 98052-9664

                                         JPMIM LONDON AS AGENT FOR                           36.848
                                         EVANGELICAL LUTHERAN CH IN AMERICA
                                         ATTN: JAMES R SNOW
                                         C/O J P MORGAN & CO INC VIA POUCH

                                         60 WALL ST
                                         NEW YORK NY 10005-2836

Select Shares                            PERCO & CO                                           9.076
                                         OMNIBUS FBO PERCO & CO CUSTOMERS
                                         MUTUAL FUND UNIT 16HCB4D
                                         PO BOX 200547
                                         HOUSTON TX 77216-0547

                                         JP MORGAN CHASE BANK AS AGENT FOR                    6.572
                                         BOSE CORPORATION RABBI TRUST
                                         ATTN SPECIAL PRODUCTS 2 OPS/3
                                         500 STANTON CHRISTIANA RD
                                         NEWARK DE 19713-2107

Class A Shares                           JPMORGAN CHASE BANK                                  7.168
                                         DANIEL BLUMENTHAL
                                         ATTN FUND OPERATIONS 3/OPS3
                                         500 STANTON CHRISTIANA ROAD
                                         NEWARK DE 19713-2105

Class B Shares

INTERNATIONAL GROWTH FUND

Class A Shares                           JPMORGAN INVESTMENT MANAGEMENT INC                     100
                                         522 FIFTH AVENUE
                                         NEW YORK, NY 10036

Class B Shares                           JPMORGAN INVESTMENT MANAGEMENT INC                     100
                                         522 FIFTH AVENUE
                                         NEW YORK, NY 10036
JAPAN FUND

Class A Shares                           BALSA & CO                                          21.412
                                         JPMORGAN CHASE
                                         ATTN MUTUAL FUNDS SECTION
                                         14221 DALLAS PARKWAY
                                         7-2 JIP-138
                                         DALLAS TX 75254-2916

                                         JPMORGAN-CHASE BANK                                 17.205
                                         M I P - INTERNATIONAL EQUITY
                                         ATTN: FUND OPERATIONS 3/OPS3
                                         500 STANTON CHRISTIANA ROAD
                                         NEWARK DE 19713-2107

                                         JPMORGAN CHASE BANK                                  16.11
                                         MTC OF THE BAHAMAS LTD BT-2458
                                         ATTN: FUND OPERATIONS 3/OPS3
                                         500 STANTON CHRISTIANA ROAD
                                         NEWARK DE 19713-2105

                                         MERRILL LYNCH PIERCE FENNER & SMITH                  7.399
                                         MUTUAL FUND OPERATIONS
                                         ATTN BOOK ENTRY
                                         SEC# 97HT2
                                         4800 DEER LAKE DRIVE EAST 2ND FLR
                                         JACKSONVILLE FL 32246-6484

Class B Shares                           MLPF&S FOR THE SOLE BENEFIT OF                      42.356
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         SEC# 97HT6
                                         4800 DEER LAKE DRIVE EAST 2ND FLR

                                         JACKSONVILLE FL 32246-6484

                                         NFSC FBO # CL 5-875015                              34.492
                                         TITUS & CO/ PS 97824
                                         CHASE MANHATTAN BANK
                                         INCOME SERVICING DEPT/MUTUAL F
                                         PO BOX 227337
                                         DALLAS TX 75222-7337

ASIA EQUITY FUND

Institutional Shares                     BALSA & CO                                          15.052
                                         JPMORGAN CHASE
                                         ATTN MUTUAL FUNDS SECTION
                                         14221 DALLAS PARKWAY
                                         7-2 JIP-138
                                         DALLAS TX 75254-2916

                                         JP MORGAN CHASE BANK AS AGENT FOR                    8.099
                                         1984 GEISEL TRUST-SURVIVORS TR
                                         ATTN SPECIAL PRODUCTS 2 OPS/3
                                         500 STANTON CHRISTIANA RD
                                         NEWARK DE 19713-2107

                                         JP MORGAN CHASE BANK AS AGENT FOR                    7.382
                                         MARX ENTERPRISES LLC CUST
                                         500 STANTON CHRISTIANA RD
                                         NEWARK DE 19713-2107

                                         JPMORGAN CHASE BANK                                  5.943
                                         MTC OF THE BAHAMAS LTD BT-2458
                                         ATTN FUND OPERATIONS 3/OPS3
                                         500 STANTON CHRISTIANA ROAD
                                         NEWARK DE 19713-2105

Select Shares                            BALSA & CO                                          28.971
                                         JPMORGAN CHASE
                                         ATTN MUTUAL FUNDS SECTION
                                         14221 DALLAS PARKWAY
                                         7 2 JIP 138
                                         DALLAS TX 75254-2916

                                         PERCO & CO                                          18.865
                                         OMNIBUS FBO PERCO & CO CUSTOMERS
                                         MUTUAL FUND UNIT 16HCB4D
                                         PO BOX 200547
                                         HOUSTON TX 77216-0547

Class A Shares                           JPMIB NOMINEES LIMITED                              28.755
                                         JPMIB AS AGENT FOR 8630160
                                         JPMORGAN FUNDS GROUP
                                         RUE DE LA CONFEDERATION 8
                                         CP 5160
                                         1211 GENEVA SWITZERLAND

                                         JPM SUISSE SA                                        26.08
                                         JPM SUISSE AS AGENT FOR 8629760
                                         JPMORGAN FUNDS GROUP
                                         RUE DE LA CONFEDERATION 8
                                         CP 5160
                                         1211 GENEVA SWITZERLAND

                                         JPMIB NOMINEES LIMITED                              10.304
                                         JPMIB AS AGENT FOR 6918661
                                         JPMORGAN FUNDS GROUP
                                         RUE DE LA CONFEDERATION 8

                                         CP 5160
                                         1211 GENEVA SWITZERLAND

                                         JPM SUISSE SA                                        9.859
                                         JPM SUISSE AS AGENT FOR 2806770
                                         JPMORGAN FUNDS GROUP
                                         RUE DE LA CONFEDERATION 8
                                         CP 5160
                                         1211 GENEVA SWITZERLAND

                                         JPMORGAN CHASE BANK AS AGENT FOR                     8.575
                                         RICARDO & JULIA HAUSMANN
                                         ATTN SPECIAL PRODUCTS 1/OPS 3
                                         500 STANTON CHRISTIANA RD
                                         NEWARK DE 19713-2107

                                         BALSA & CO                                           6.405
                                         JPMORGAN CHASE
                                         ATTN MUTUAL FUNDS SECTION
                                         14221 DALLAS PARKWAY
                                         7-2 JIP-138
                                         DALLAS TX 75254-2916

EUROPEAN FUND

Institutional Shares                     JP MORGAN CHASE BANK AS AGENT FOR                   17.943
                                         ASA GENT FOR COLESTE CHAN FAMILY
                                         TRUST
                                         ATTN: SPECIAL PRODUCTS 2 OPS/3
                                         500 STANTON CHRISTIANA ROAD
                                         NEWARK DE 19713-2107

                                         JPMORGAN-CHASE BANK                                 15.477
                                         M I P - INTERNATIONAL EQUITY
                                         ATTN: FUND OPERATIONS 3/OPS3
                                         500 STANTON CHRISTIANA ROAD
                                         NEWARK DE 19713-2107

                                         BALSA & CO                                          11.407
                                         JPMORGAN CHASE
                                         ATTN MUTUAL FUNDS SECTION
                                         14221 DALLAS PARKWAY
                                         7 2 JIP 138
                                         DALLAS TX 75254-2916

                                         JPMORGAN CHASE BANK                                  6.436
                                         MTC OF THE BAHAMAS LTD BT-2458
                                         ATTN: FUND OPERATIONS 3/OPS3
                                         500 STANTON CHRISTIANA ROAD
                                         NEWARK DE 19713-2105

                                         JP MORGAN TRUST COMPANY NA AS AGENT                  5.213
                                         FOR THE 2001 RMG FAMILY TRUST
                                         ATTN: SPECIAL PRODUCTS 1/OPS3
                                         500 STANTON CHRISTIANA RD
                                         NEWARK DE 19713-2107

Select Shares                            JP MORGAN CHASE BANK AS AGENT FOR                   11.582
                                         VINCENTE MADRIGAL
                                         ATTN SPECIAL PRODUCTS 2/OPS3
                                         500 STANTON CHRISTIANA RD
                                         NEWARK DE 19713-2107

                                         JPMORGAN CHASE BANK                                  9.343
                                         SACHA LAINOVIC

                                         ATTN FUND OPERATIONS 3/OPS3
                                         500 STANTON CHRISTIANA ROAD
                                         NEWARK DE 19713-2105

                                         CHARLES SCHWAB & CO  INC                              7.15
                                         SPECIAL CUSTODY ACCOUNT FOR
                                         BENEFIT OF CUSTOMERS
                                         ATTN: MUTUAL FUNDS
                                         101 MONTGOMERY ST
                                         SAN FRANCISCO CA 94104-4122

                                         JP MORGAN CHASE BANK AS AGENT FOR                    5.815
                                         THE PHEASANT TRUST 1995
                                         ATTN SPECIAL PRODUCTS
                                         500 STANTON CHRISTIANA RD 1/OPS 3
                                         NEWARK DE 19713

Class A Shares                           BALSA & CO                                          22.957
                                         JPMORGAN CHASE
                                         ATTN MUTUAL FUNDS SECTION
                                         14221 DALLAS PARKWAY
                                         7-2 JIP-138
                                         DALLAS TX 75254-2916

                                         BALSA & CO                                          13.857
                                         JPMORGAN CHASE
                                         ATTN MUTUAL FUNDS SECTION
                                         14221 DALLAS PARKWAY
                                         7-2 JIP-138
                                         DALLAS TX 75254-2916

                                         CHARLES SCHWAB & CO INC                             10.242
                                         REINVEST ACCOUNT
                                         ATTN: MUTUAL FUNDS DEPT
                                         101 MONTGOMERY ST FL 11
                                         SAN FRANCISCO CA 94104-4122

                                         MLPF&S FOR THE SOLE BENEFIT OF                       5.594
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         SEC# 97HT1
                                         4800 DEER LAKE DRIVE EAST 2ND FLR
                                         JACKSONVILLE FL 32246-6484

Class B Shares                           MLPF&S FOR THE SOLE BENEFIT OF                      21.552
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         SEC# 97HT4
                                         4800 DEER LAKE DRIVE EAST 2ND FLR
                                         JACKSONVILLE FL 32246-6484

Class C Shares                           MLPF&S                                              51.331
                                         SEC# 97TR4
                                         4800 DEER LAKE DR EAST 2ND FL
                                         JACKSONVILLE FL 32246-6484

                                         UBS FINANCIAL SERVICES INC FBO                        7.05
                                         B3 MINERVA EQUITY CORP #5
                                         ATTN PAINEWEBBER INC ATTN BR
                                         550 BILTMORE WAY
                                         CORAL GABLES FL 33134-5730
INTERNATIONAL EQUITY FUND

Select Shares                            BALSA & CO REBATE ACCOUNT                           23.833

                                         MUTUAL FUNDS UNIT 16 HCB 340
                                         PO BOX 2558
                                         HOUSTON TX 77252-2558

                                         WELLS FARGO BANK NA FBO                              5.656
                                         BAE 401(K) - JP MORGAN INTL EQUITY
                                         12790029
                                         P.O. Box 1533
                                         MINNEAPOLIS MN 55480-1533

                                         LIVA & COMPANY                                        5.23
                                         REBATE ACCOUNT
                                         C/O JPMORGAN CHASE BANK
                                         ATTN MUTUAL FUNDS
                                         PO BOX 31412
                                         ROCHESTER NY 14603-1412

Class A Shares                           F&S FOR THE SOLE BENEFIT OF                          57.33
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         SEC# 97B00
                                         4800 DEER LAKE DR E FL 3
                                         JACKSONVILLE FL 32246-6484

Class B Shares                           FIRST CLEARING CORP                                  28.43
                                         A/C 3695-9588
                                         BARBARA GOEDE
                                         2731 VIA CABALLERO DEL SUR
                                         SANTA FE NM 87505-6532

                                         MLPF&S FOR THE SOLE BENEFIT OF                      11.099
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         SEC# 97B00
                                         4800 DEER LAKE DR E FL 3
                                         JACKSONVILLE FL 32246-6484

                                         CITIGROUP GLOBAL MARKETS INC.                        7.764
                                         167207221
                                         333 WEST 34TH ST - 3RD FLOOR
                                         NEW YORK NY 10001-2402

                                         CITIGROUP GLOBAL MARKETS INC.                        5.604
                                         162768174
                                         333 WEST 34TH STREET - 3RD FLOOR
                                         NEW YORK NY 10001-2402

                                         RBC DAIN RAUSCHER CUST                               5.073
                                         ROBERT M SCHUCH
                                         BLUE SKY DESIGN INC PSP
                                         6844 AUGUSTA HILLS DR NE
                                         RIO RANCHO NM 87144-8491

Class C Shares                           MPF&S FOR THE SOLE BENEFIT OF                       57.664
                                         ITS CUSTOMERS
                                         ATTN FUND ADMINISTRATION
                                         SEC# 97FB8
                                         4800 DEER LAKE DRIVE EAST 2ND FLR
                                         JACKSONVILLE FL 32246-6484

                                         CITIGROUP GLOBAL MARKETS INC.                       11.515
                                         154932129
                                         333 WEST 34TH STREET - 3RD FLOOR
                                         NEW YORK NY 10001-2402

        The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

        The following financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' October 31, 2003 annual reports filing made with the SEC on December 31, 2003 (JPMIF Accession No. 0000104769-03-042431, JPMMFG Accession No. 00001047469-03-042437 and JPMMFSG Accession No. 00001047469-03-042433) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The financial statements are available without charge upon request by calling JPMorgan Funds Services at (800) 348-4782.

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS

        The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA-Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A-Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB-Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC-An obligation rated CC is highly vulnerable to nonpayment.

C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        Plus (+) or Minus (w): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS

        A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

        Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

        The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

DESCRIPTION OF STANDARD & POOR'S TWO HIGHEST COMMERCIAL PAPER RATINGS

A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

                                     MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Commercial Paper, Including Tax Exempt

        The Aa, A and Baa rating categories are refined by the inclusion of a modifier. These numeric suffixes (Aa1, Aa2,Aa3, etc.) are intended to provide further differentiation within each category. For instance, a Aa1 rating exhibits the best of the characteristics within the As category, while a Aa3 contains relatively less.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries. High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to lesser degree. Earnings trends and coverage ratios, while sound, may be more subjects to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3-Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

SHORT-TERM TAX EXEMPT NOTES

MIG-1-The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2-MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

        Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and longterm risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3/VMIG-3--Notes bearing this designation are of acceptable credit quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DESCRIPTION OF MOODY'S TWO HIGHEST COMMERCIAL PAPER RATINGS

        Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

ISSUERS RATED PRIME-1--(or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

ISSUERS RATED PRIME-2--(or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                      FITCH

CORPORATE AND MUNICIPAL BONDS

        The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        Plus (+) and minus (-) signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

SHORT-TERM TAX EXEMPT NOTES

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                     PART C
                      J.P.MORGAN MUTUAL FUND SELECT GROUP
                            PART C. OTHER INFORMATION
ITEM 23.   Exhibits

Exhibit
Number
- -------
(a)(1)    Declaration of Trust (1)
(a)(2)    Amendment No. 2 to Declaration of Trust. (5)
(a)(3)    Amendment No. 3 to the Declaration of Trust. (7)
(a)(4)    Amendment No. 4 to the Declaration of Trust. (9)
(a)(5)    Amendment No. 5 to the Declaration of Trust. (9)
(b)(1)    By-laws. (1)
(b)(2)    Amendment to By-laws. (6)
(c)       Not applicable.
(d)(1)    Form of Investment Advisory Agreement. (1)
(d)(2)    Form of Investment Subadvisory Agreement. (1)
          Manhattan Bank and Chase Asset Management (London) Limited (1)
(e)       Form of Distribution Agreement.(4)
(f)       Not applicable.
(g)(1)    Form of Global Custody Agreement, dated March 1, 2003 (filed herewith).
(g)(2)    Fee Schedule for Custodian Agreement. (6)
(h)(1)    Form of Transfer Agency Agreement. (1)
(h)(2)    Form of Administration Agreement. (1)
(h)(3)    Form of Administration Agreement, dated September 7, 2001. (7)
(h)(4)    Form of Shareholder Servicing Agreement, dated September 7, 2001. (7)
(h)(5)    Form of Fee Waiver Agreement.(8)
(h)(6)    Securities Lending Agreement (filed herewith).
(h)(7)    Amendment to Securities Lending Agreement (filed herewith).
(i)       Opinion re: Legality of Securities being Registered. (3)
(j)       Consent of Independent Accountants (filed herewith).
(k)       Inapplicable.

(l)           Form of Share Purchase Agreement. (2)
(n)           Rule 18f-3 Multi-Class Plan (filed herewith).
(o)           Reserved.
(p)(1)        Code of Ethics for Funds. (7)
(p)(2)        Code of Ethics of JPMFD (filed herewith).
(p)(3)        Code of Ethics of Advisers. (7)
Ex. 99(1)     Powers of Attorney for:
              William J. Armstrong, Roland R. Eppley, Jr., Dr. Matthew Goldstein, Ann
              Maynard Gray, Matthew Healey, Robert J. Higgins, William G. Morton, Jr.,
              Fergus Reid, III, James J. Schonbachler and Leonard M. Spalding. (10)

---------------------

(1) Filed as an exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 333-13317) as filed with the Securities and Exchange Commission on October 2, 1996.
(2) Filed as an exhibit to Pre-effective Amendment No. 1 as filed with the Securities and Exchange Commission on November 15, 1996.
(3) Filed as an exhibit to Pre-effective Amendment No. 2 as filed with the Securities and Exchange Commission on December 19, 1996.
(4) Incorporated by reference to Amendment No. 9 to the Registration Statement filed with the SEC on September 7, 2001.
(5) Incorporated by reference to Amendment No. 16 to the Registration Statement filed with the SEC on August 30, 2002.
(6) Incorporated by reference to Amendment No. 19 to Registration Statement filed with the SEC on January 3, 2003.
(7) Incorporated by reference to Amendment No. 20 to Registration Statement filed with the SEC on January 31, 2003.
(8) Incorporated by reference to Amendment No. 21 to Registration Statement filed with the SEC on February 28, 2003.
(9) Incorporated by reference to Amendment No. 22 to Registration Statement filed with the SEC on April 30, 2003.
(10) Incorporated by reference to Amendment No. 23 to Registration Statement filed with the SEC on December 29, 2003.


ITEM 24.  Persons Controlled by or Under Common
          Control with Registrant


          Not applicable

ITEM 25.  Indemnification

          Reference is hereby made to Article V of the Registrant's Declaration of Trust.

          The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

          Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (1) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (2) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (1) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (2) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (3) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of Investment Adviser.

The business of J.P. Morgan Investment Management Inc. (JPMIM) is summarized in the Prospectus constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of JPMIM is currently listed in the investment advisor registration on Form ADV for JPMIM (File No. 801-21011).

ITEM 27.  Principal Underwriters

          (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

           J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 522 Fifth Avenue, New York, New York 10036.
J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc.


           J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:
           J.P. Morgan Fleming Mutual Fund Group, Inc.
           J.P. Morgan Funds
           J.P. Morgan Institutional Funds
           J.P. Morgan Series Trust
           J.P. Morgan Series Trust II
           J.P. Morgan Mutual Fund Group
           J.P. Morgan Mutual Fund Investment Trust
           J.P. Morgan Mutual Fund Select Group
           J.P. Morgan Mutual Fund Select Trust
           J.P. Morgan Mutual Fund Trust
           Growth and Income Portfolio
           JPMorgan Value Opportunities Fund
           J.P. Morgan Fleming Series Trust
           J.P. Morgan Mutual Fund Series
           Undiscovered Managers Funds
           UM Investment Trust

          (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.

                                    Position and Offices                                Position and Offices
Name and Address                    with Distributor                                    with the Registrant
- ----------------                    --------------------                                --------------------
Charles Linn Booth                  Vice President/Assistant Compliance Officer          None
3435 Stelzer Road
Columbus, OH 43219

Kevin J. Dell                       Secretary/Director                                   None
90 Park Ave.
New York, NY 10016

Edward S. Forman                    Assistant Secretary                                  None
90 Park Ave.
New York, NY 10016

James L. Fox                        Treasurer/Director                                   None
90 Park Ave.
New York, NY 10016

Stephen Hoffman                     Financial Operations Officer                         None
3485 Stelzer Rd.
Columbus, OH 43219

Richard F. Froio                    Vice President/Chief Compliance Officer              None
100 Summer St.
Boston, MA 02110

William J. Tomko                    President                                            None
3435 Stelzer Road
Columbus, OH 43219

          (c) Not applicable

ITEM 28.  Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                  Name                                               Address
                  ----                                               -------
J.P. Morgan Fund Distributors, Inc.                                  522 Fifth Avenue
                                                                     New York, NY 10036

DST Systems, Inc.                                                    210 W. 10th Street,
                                                                     Kansas City, MO 64105

JPMorgan Chase Bank                                                  3 MetroTech Center
                                                                     Brooklyn, NY 11245

J.P. Morgan Investment Mangement Inc.                                522 Fifth Avenue
                                                                     New York, NY 10036

J.P. Morgan Fleming Asset Management, (London) Limited               20 Finsbury Street
                                                                     London, EC2Y9AQ

ITEM 29.  Management Services

          Not applicable

ITEM 30.  Undertakings

                  (1) Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                  (2) The Registrant, on behalf of the Funds, undertakes, provided the information required by Item 5A is contained in the latest annual report to shareholders, to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 27th day of February, 2004.

                                        J.P.MORGAN MUTUAL FUND SELECT GROUP

                                        By: /s/ George C.W. Gatch
                                        --------------------------
                                                George C.W. Gatch
                                                      President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 27, 2004.



             *                     Chairman and Trustee
- -------------------------------
    Fergus Reid, III

             *                     Trustee
- -------------------------------
    William J. Armstrong

             *
- -------------------------------  Trustee
    Roland R. Eppley, Jr.

               *                   Trustee
- -------------------------------
    Dr. Matthew Goldstein

             *                     Trustee
- -------------------------------
    Ann Maynard Gray

             *                     President of the
- -------------------------------  Board of Trustees
    Matthew Healey                 and Trustee

             *                     Trustee
- -------------------------------
    Robert J. Higgins

               *                   Trustee
- -------------------------------
    William G. Morton, Jr.

             *
- -------------------------------  Trustee
    James J. Schonbachler

             *                     Trustee
- -------------------------------
    Leonard M. Spalding, Jr.



*By: /s/ Patricia A. Maleski
- -------------------------------
        Patricia A. Maleski
        Treasurer and
        Attorney-in-Fact

               Index to Exhibits

EXHIBIT NO.         DESCRIPTION OF EXHIBITS
-----------         -----------------------
(g)(1)              Custodian Agreement.
(j)                 Consents of Independent Accountants.
(h)(6)              Securities Lending Agreement.
(h)(7)              Amendment to Securities Lending Agreement.
(n)                 Rule 18F-3 Multi-Class Plan.
(p)(2)              Code of Ethics of J.P. Morgan Fund Distributors Inc.